Exhibit 10.12

Notwithstanding anything herein to the contrary, the liens and security interests granted to Administrative Agent (as defined below) pursuant to this Agreement (as defined below) and the exercise of any right or remedy by Administrative Agent hereunder, are subject to the provisions of the Intercreditor Agreement, dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Administrative Agent, as ABL Agent, and U.S. Bank National Association, as Trustee and as Collateral Agent, and as acknowledged by the Grantors (as such term is defined in the Intercreditor Agreement) from time to time party thereto.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.

SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

This SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (this “Agreement”) is made as of this 30th day of June, 2009, among the Grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex 1 (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and SUNTRUST BANK, in its capacity as administrative agent (together with its successors, “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement dated as of August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”) by and among Oxford Industries, Inc., a Georgia corporation (“Parent”), Tommy Bahama Group, Inc., a Delaware corporation (“TBG”; together with Parent, each referred to individually as a “Borrower” and, collectively, as “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as Issuing Banks, the financial institutions party thereto from time to time as lenders (“Lenders”) and Administrative Agent, the Lender Group (as defined therein) is willing to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, Administrative Agent has agreed to act as agent for the benefit of the Lender Group in connection with the transactions contemplated by this Agreement;

WHEREAS, Administrative Agent and the Grantors are parties to that certain Amended and Restated Pledge and Security Agreement, dated as of August 15, 2008 (the “Prior Security Agreement”), pursuant to which the Grantors granted Administrative Agent a continuing security interest in and to the Collateral (as defined in the Prior Security Agreement) in order to secure the prompt and complete payment, observance and performance of the Secured Obligations (as defined in the Prior Security Agreement); and

WHEREAS, in order to induce the Lender Group to continue to make financial accommodations to Borrowers as provided for in the Credit Agreement, Grantors have agreed to amended and restate the Prior Security Agreement and to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, (a) all of the present and future obligations of Grantors arising from this Agreement, the Credit Agreement, the other Loan Documents and the Bank Products Documents and (b) all Obligations of Borrowers, including, in the case of each of clauses (a) and (b), reasonable attorneys’ fees and expenses and any interest, fees or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding (clauses (a) and (b) being hereinafter referred to as the “Secured Obligations”);

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.             Defined Terms. All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement.  Any terms used in this Agreement that are defined in the UCC shall be construed and defined as set forth in the UCC unless otherwise defined herein or in the Credit Agreement; provided, however, that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles of the UCC, the definition of such term contained in Article 9 of the UCC shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a)           “Agreement Date” means June 30, 2009.

(b)           “Books” means books and Records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s Goods or General Intangibles (other than Excluded Trademarks and Excluded Trademark Licenses) related to such information).

(c)           “Borrowers” has the meaning specified therefor in the recitals to this Agreement.

(d)           “Chattel Paper” means chattel paper (as that term is defined in the UCC) and includes tangible chattel paper and electronic chattel paper.

(e)           “Collateral” has the meaning specified therefor in Section 2.

(f)            “Commercial Tort Claims” means commercial tort claims (as that term is defined in the UCC), and includes those commercial tort claims listed on Schedule 2.

(g)           “Copyrights” means copyrights and copyright registrations, including the copyright registrations and applications for registration listed on Schedule 3, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under

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and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof and (iv) all of each Grantor’s rights corresponding thereto throughout the world, but excluding, in each case, copyrights included in the definition of Excluded Trademarks.

(h)           “Copyright Security Agreement” means each Copyright Security Agreement among Grantors, or any of them, and Administrative Agent, for the benefit of the Lender Group, in substantially the form of Exhibit A attached hereto, pursuant to which Grantors have granted to Administrative Agent, for the benefit of the Lender Group, a security interest in all their respective Copyrights.

(i)            “Credit Agreement” has the meaning specified therefor in the recitals to this Agreement.

(j)            “Deposit Account” means any deposit account (as that term is defined in the UCC).

(k)           “Discharge of Note Obligations” has the meaning specified therefor in the Intercreditor Agreement.

(l)            “Documents” means documents (as that term is defined in the UCC).

(m)          “Draft” means a draft (as that term is defined in the UCC).

(n)           “Equipment” means equipment (as that term is defined in the UCC).

(o)           “Excluded Trademark Licenses” means any Intellectual Property License related to a Trademark to the extent such Intellectual Property License is not a U.S. Trademark License.

(p)           “Excluded Trademarks” means any Trademarks that are not U.S. Trademarks.

(q)           “First-Tier Foreign Subsidiary” shall mean any Foreign Subsidiary that is directly held by Parent or its Domestic Subsidiaries.

(r)            “Fixtures” means fixtures (as that term is defined in the UCC).

(s)           “General Intangibles” means general intangibles (as that term is defined in the UCC) and, in any event, including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements,

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including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, uncertificated Equity Interests not constituting a security (as defined in the UCC), and any other personal property other than commercial tort claims, money, Accounts, Chattel Paper, Deposit Accounts, Goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

(t)            “Goods” means goods (as that term is defined in the UCC).

(u)           “Grantor” and “Grantors” has the meaning specified therefor in the recitals to this Agreement.

(v)           “Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in each of case (a) and (b) undertaken under federal, state or foreign law, including the Bankruptcy Code.

(w)          “Instrument” means an instrument (as that term is defined in the UCC).

(x)            “Intellectual Property” means any and all Intellectual Property Licenses, Patents, Copyrights, Trademarks and trade secrets.

(y)           “Intellectual Property Licenses” means a license or other agreement granting a right to use any Patent, Trademark, Copyright or other Intellectual Property, to which a Grantor is a party, whether as a licensee or a licensor, including the license agreements listed on Schedule 4, and the right to use any such Patent, Trademark, Copyright or other Intellectual Property (to the extent permitted by such license) in connection with the enforcement of the Lender Group’s rights under the Loan Documents, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses.

(z)            “Intercreditor Agreement” has the meaning set forth in the legend on the first page of this Agreement.

(aa)         “Inventory” means inventory (as that term is defined in the UCC).

(bb)         “Investment Related Property” means (i) investment property (as that term is defined in the UCC), and (ii) all of the following regardless of whether classified as investment property under the UCC:  all Pledged Interests; Pledged Operating Agreements; and Pledged Partnership Agreements.

(cc)         “Letter-of-Credit Rights” means letter-of-credit rights (as that term is defined in the UCC).

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(dd)         “Mortgage” means an agreement, including, but not limited to, a mortgage, deed of trust or any other document creating and evidencing a Lien on a Mortgaged Property in favor of or for the benefit of Administrative Agent, which shall be in form which is effective to create a Lien on such Mortgaged Property in favor of Administrative Agent to secure the Secured Obligations that is enforceable against the applicable Grantor and third parties, in each case, with such schedules and including such provisions as shall be necessary or desirable to conform such document to applicable local law requirements or as shall be customary under applicable local law requirements.

(ee)         “Mortgaged Property” means each parcel of Real Property, if any, which shall be subject to a Mortgage delivered after the Agreement Date pursuant to Section 6(i).

(ff)           “Negotiable Collateral” means Instruments, Letter-of-Credit Rights, Promissory Notes, Drafts and Documents.

(gg)         “Note Collateral” has the meaning specified therefor in the Intercreditor Agreement.

(hh)         “Note Priority Collateral” has the meaning specified therefor in the Intercreditor Agreement.

(ii)           “Patent Security Agreement” means each Patent Security Agreement among Grantors, or any of them, and Administrative Agent, for the benefit of the Lender Group, in substantially the form of Exhibit B attached hereto, pursuant to which Grantors have granted to Administrative Agent, for the benefit of the Lender Group, a security interest in all their respective Patents.

(jj)           “Patents” means patents and patent applications, including the patents and patent applications listed on Schedule 5, and (i) all continuations and continuations-in-part, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, and (iv) all of each Grantor’s rights corresponding thereto throughout the world.

(kk)         “Pledged Companies” means, each Person listed on Schedule 7 as a “Pledged Company”, together with each other Person, all or a portion of whose Equity Interests, are acquired or otherwise owned by a Grantor after the Agreement Date and are required to be pledged to Administrative Agent under Section 6.20 of the Credit Agreement, other than any such Equity Interest excluded from the term “Collateral” under the last paragraph of Section 2.

(ll)           “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Equity Interests now or hereafter owned by such Grantor, regardless of class or designation, in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including any certificates representing the Equity Interests, the right to request after the occurrence and during the continuation of an Event of Default that such Equity Interests be registered in the name of Administrative Agent or

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any of its nominees, the right to receive any certificates representing any of the Equity Interests and the right to require that such certificates be delivered to Administrative Agent together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by such Grantor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, Instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing except that Pledged Interests shall not include any property or assets which are excluded from the term “Collateral” under the last paragraph of Section 2.

(mm)       “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit C to this Agreement.

(nn)         “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

(oo)         “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

(pp)         “Proceeds” has the meaning specified therefor in Section 2.

(qq)         “Promissory Note” means a promissory note (as that term is defined in the UCC).

(rr)           “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor and the improvements thereto.

(ss)         “Record” means a record (as that term is defined in the UCC).

(tt)           “Secured Obligations” has the meaning specified in the recitals to this Agreement.

(uu)         “Securities Account” means a securities account (as that term is defined in the UCC).

(vv)         “Security Interest” has the meaning specified therefor in Section 2.

(ww)       “Supporting Obligations” means supporting obligations (as such term is defined in the UCC), and includes Letter-of-Credit Rights and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Related Property.

(xx)          “Trademark Security Agreement” means each Trademark Security Agreement among Grantors, or any of them, and Administrative Agent, for the benefit of the

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Lender Group, in substantially the form of Exhibit D attached hereto, pursuant to which Grantors have granted to Administrative Agent, for the benefit of the Lender Group, a security interest in all their respective U.S. Trademarks and U.S. Trademark Licenses.

(yy)         “Trademarks” means trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks, service mark applications, and Copyrights (whether or not registered) embodied in any of the foregoing or related to works with which the goodwill of any Grantor has become associated, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor’s business symbolized by the foregoing and connected therewith, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(zz)          “URL” means “uniform resource locator,” an internet web address.

(aaa)       “U.S. Trademark Licenses” means a license or other agreement to the extent granting a right to use any U.S. Trademark owned by a Grantor, to which a Grantor is a party as a licensor, including the license agreements listed on Schedule 6 to the extent granting a right to use any U.S. Trademark owned by a Grantor, including the right to royalties and any other consideration now or hereafter paid to a Grantor under or with respect thereto by any entity for such rights thereunder.

(bbb)      “U.S. Trademarks” means, with respect to any Grantor, trademarks, trade names, service marks and any application for the foregoing (including those set forth on Schedule 6) owned by such Grantor and registered in (or in the case of applications, filed with) the United States Patent and Trademark Office (or any successor office performing similar functions) including (i) Copyrights (whether or not registered) embodied in any of the foregoing, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof and (v) the goodwill of such Grantor’s business symbolized by the foregoing and connected therewith.

2.             Grant of Security.  Each Grantor hereby unconditionally grants, assigns, and pledges to Administrative Agent, for the benefit of the Lender Group, a continuing security interest (hereinafter referred to as the “Security Interest”) in all personal property of such Grantor whether now owned or hereafter acquired or arising and wherever located, including such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

(a)           all of such Grantor’s Accounts (other than Accounts related to the Grantor’s Excluded Trademarks or Excluded Trademark Licenses);

(b)           all of such Grantor’s Books;

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(c)           all of such Grantor’s Chattel Paper;

(d)           all of such Grantor’s interest with respect to any Deposit Account;

(e)           all of such Grantor’s Equipment and fixtures;

(f)            all of such Grantor’s General Intangibles (other than Excluded Trademarks and Excluded Trademark Licenses) including, without limitation, U.S. Trademarks and U.S. Trademark Licenses;

(g)           all of such Grantor’s Inventory;

(h)           all of such Grantor’s Investment Related Property;

(i)            all of such Grantor’s Negotiable Collateral;

(j)            all of such Grantor’s rights in respect of Supporting Obligations;

(k)           all of such Grantor’s interest with respect to any Commercial Tort Claims listed on Schedule 2;

(l)            all of such Grantor’s money, Cash Equivalents, or other assets that now or hereafter come into the possession, custody, or control of Administrative Agent or any other member of the Lender Group; and

(m)          all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or commercial tort claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles (other than Excluded Trademarks and Excluded Trademark Licenses), Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the property of Grantors constituting Collateral, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing Collateral (the “Proceeds”).  Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Administrative Agent from time to time with respect to any of the Investment Related Property.

Notwithstanding anything contained in this Section 2 to the contrary, the term “Collateral” shall not include: (i) any of the Equity Interests of a Foreign Subsidiary of a Grantor other than a First-Tier Foreign Subsidiary of such Grantor, (ii) with respect to any First-Tier

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Foreign Subsidiary of a Grantor, any Equity Interests in excess of sixty-five percent (65%) of the Equity Interests of such First-Tier Foreign Subsidiary, together with all certificates representing such Equity Interests, all Proceeds thereof and all rights relating thereto, (iii) any Equity Interests in an Excluded Subsidiary, (iv) any Equity Interests in Patch Licensing LLC, (v) any Excluded Trademark or any Excluded Trademark License owned by any Grantor (as licensor or as licensee) and any Proceeds related thereto, (vi) to the extent (and only for so long as) such property does not constitute Note Collateral, assets and all Proceeds thereof and all rights relating thereto subject to Liens permitted pursuant to clause (f) (as it relates to any of the foregoing) of the definition of “Permitted Liens” in the Credit Agreement to the extent the documentation relating to such Liens prohibits the applicable Grantors from granting a Lien on such assets to secure the Secured Obligations, (vii) to the extent (and only for so long as) such property does not constitute Note Collateral, any Equity Interests of a Person that is not a Subsidiary of Parent and all Proceeds thereof and all rights relating thereto to the extent that a pledge of such Equity Interests, Proceeds or rights is prohibited by such Person’s organizational documents or any shareholders agreement or joint venture agreement relating to such Equity Interests, Proceeds or rights, (viii) to the extent (and only for so long as) such property does not constitute Note Collateral, any contract, lease, license or other agreement and all Proceeds thereof and all rights relating thereto to the extent that the grant of a security interest therein would violate applicable law, result in the invalidation thereof or provide any party thereto with a right of termination or any other remedy that materially increases the costs or burden of any Grantor thereunder with respect thereto (in each case, after giving effect to Sections 9-406(d), 9-407(a), 9-408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law), and (ix) any intent-to-use trademark application to the extent and for so long as creation by a Grantor of a security interest therein would result in the loss by such Grantor of any material rights therein.

3.             Security for Secured Obligations.  This Agreement and the Security Interest created hereby secure the payment and performance of all of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Administrative Agent or any other member of the Lender Group, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any other Grantor.

4.             Grantors Remain Liable.  Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Administrative Agent or any other member of the Lender Group of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) no member of the Lender Group shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any member of the Lender Group be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.  Until an Event of Default shall occur and be continuing, except as otherwise

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provided in this Agreement, the Credit Agreement, or the other Loan Documents, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Credit Agreement and the other Loan Documents.  Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, and dividend rights, shall remain in the applicable Grantor until the occurrence of an Event of Default and until Administrative Agent shall notify the applicable Grantor of Administrative Agent’s exercise of voting, consensual, or dividend rights with respect to the Pledged Interests pursuant to Section 15 hereof.

5.             Representations and Warranties.  Each Grantor hereby represents and warrants as follows:

(a)           The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement or a written notice provided to Administrative Agent pursuant to Section 8.7(f) of the Credit Agreement.  No Grantor conducts, and, during the five-year period immediately preceding the Agreement Date, no Grantor has conducted, business under any trade name or other name other than those set forth on Schedule 1 attached hereto.

(b)           Such Grantor’s organizational identification number (within the meaning of Section 9-516(b)(5)(C)(iii) of the UCC), and its chief executive office, principal place of business and the place where such Grantor maintains its records concerning the Collateral is set forth on Schedule 1.  If such Grantor is a corporation, limited liability company, limited partnership, corporate trust or other registered organization, the state under whose law such registered organization was organized is set forth on Schedule 1.

(c)           Intentionally Omitted.

(d)           As of the Agreement Date, no Grantor has any interest in, or title to, any U.S. Trademarks or U.S. Trademark Licenses except as set forth on Schedule 6.  This Agreement is effective to create a valid and continuing Lien on such U.S. Trademarks and U.S. Trademark Licenses and, upon filing of the Copyright Security Agreement with the United States Copyright Office and filing of the Trademark Security Agreement with the United States Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 8, all action necessary to perfect the Security Interest in each Grantor’s U.S. Trademarks and U.S. Trademark Licenses has been taken and such perfected Security Interests are enforceable as such as against any and all creditors of and purchasers from any Grantor.

(e)           This Agreement creates a valid security interest in the Collateral of each of Grantors, to the extent a security interest therein can be created under the UCC, securing the payment of the Secured Obligations.  Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the UCC, the filing of a Copyright Security Agreement with the United States Copyright Office and a Trademark Security Agreement and a Patent Security Agreement with the United States Patent and Trademark Office, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements and such other filings listing each applicable Grantor, as a debtor, and Administrative

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Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 8.  Upon the making of such filings, Administrative Agent shall have a perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement, the filing of a Copyright Security Agreement with the United States Copyright Office and a Trademark Security Agreement and a Patent Security Agreement with the United States Patent and Copyright Office, subject only to Permitted Liens.

(f)            (i) Each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens, except for Permitted Liens, the Security Interest created hereby and the Liens in favor of the Collateral Agent (as defined in the Intercreditor Agreement), of the Pledged Interests indicated on Schedule 7 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Agreement Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Equity Interests of the Pledged Companies of such Grantor identified on Schedule 7 as supplemented or modified by any Pledged Interests Addendum or any supplement to this Agreement; (iii) such Grantor has the right and requisite authority to pledge the Pledged Interests pledged by such Grantor to Administrative Agent as provided herein; (iv) all actions necessary to perfect, establish the first priority (subject to any Permitted Liens) of, or otherwise protect, Administrative Agent’s Security Interest in the Pledged Interests, and the proceeds thereof, will have been duly taken, (A) upon the execution and delivery of this Agreement; (B) upon the taking of possession by Administrative Agent of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by the applicable Grantor, (C) upon the filing of financing statements in the applicable jurisdiction set forth on Schedule 8 for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts (other than the “Notes Collateral Account” as such term is defined in the Intercreditor Agreement), upon the delivery of control agreements with respect thereto; and (v) each Grantor has delivered to and deposited with Administrative Agent (or, with respect to any Pledged Interests created or obtained after the Agreement Date, will deliver and deposit in accordance with Sections 6(a) and 8 hereof) all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(g)           No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Administrative Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally.

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6.             Covenants.  Each Grantor, jointly and severally, covenants and agrees with Administrative Agent and the other members of the Lender Group that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22 hereof:

(a)           Possession of Collateral.  In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, individually or in the aggregate, in the face amount of at least $1,000,000, and if and to the extent that perfection or priority of Administrative Agent’s Security Interest is dependent on or enhanced by possession, the applicable Grantor, promptly, but in any case within ten (10) Business Days thereof, upon the request of Administrative Agent and in accordance with Section 8 hereof, shall execute such other documents and instruments as shall be requested by Administrative Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to Administrative Agent, together with such undated powers endorsed in blank as shall be requested by Administrative Agent;

(b)           Chattel Paper.

(i)         Each Grantor shall take all steps reasonably necessary to grant Administrative Agent control of all electronic Chattel Paper in accordance with the UCC and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction with respect to Chattel Paper, individually or in the aggregate, in the face amount of at least $1,000,000;

(ii)        If any Grantor retains possession of any Chattel Paper or Instruments, individually or in the aggregate, in the face amount of at least $1,000,000 (which retention of possession shall be subject to the extent permitted hereby and by the Credit Agreement), promptly upon the request of Administrative Agent, such Chattel Paper and Instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of SunTrust Bank, as Administrative Agent for the benefit of the Lender Group”;

(c)           Control Agreements.

(i)         Each Grantor shall obtain an authenticated Blocked Account Agreement, in form and substance satisfactory to Administrative Agent, as required pursuant to Section 6.15 of the Credit Agreement;

(ii)        Each Grantor shall obtain authenticated control agreements, all in form and substance satisfactory to Administrative Agent, from each issuer (other than a Pledged Company) of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor, individually or in the aggregate, having a value of more than $1,000,000 and to the extent otherwise constituting Collateral;

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(d)           Letter-of-Credit Rights.  Each Grantor that is or becomes the beneficiary of a letter of credit shall promptly (and in any event within thirty (30) days after becoming a beneficiary), notify Administrative Agent thereof and, as to Letter-of-Credit Rights arising under letters of credit, individually or in the aggregate, having a face amount of more than $1,000,000, upon the request by Administrative Agent, enter into a tri-party agreement with Administrative Agent and the issuer or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to Administrative Agent and directing all payments thereunder to Administrative Agent, all in form and substance satisfactory to Administrative Agent;

(e)           Commercial Tort Claims.  Each Grantor shall promptly (and in any event within ten (10) Business Days of receipt thereof), notify Administrative Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim which if successful would involve a claim having a projected value of at least $1,000,000, after the date hereof against any third party and, upon request of Administrative Agent, promptly amend Schedule 2 to this Agreement, authorize the filing of additional financing statements or amendments to existing financing statements and do such other acts or things deemed necessary or desirable by Administrative Agent to give Administrative Agent a first priority, perfected security interest in any such Commercial Tort Claim;

(f)            Intentionally Omitted;

(g)           Intellectual Property.

(i)         On or prior to March 31 and September 30 of each year (commencing  March 31, 2010), if any Grantor shall have obtained or acquired during the two fiscal quarters of Parent most recently ended prior to such date (or, in the case of March 31, 2010, during the period commencing on the Agreement Date and ending on the last day of the fiscal quarter of Parent most recently ended prior to March 31, 2010) any Collateral consisting of  Patents, Trademarks or Copyrights (but, excluding in each case applications therefor) registered with the United States Patent and Trademark Office or the United States Copyright Office (in each case, or any successor office performing similar functions), in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, such Grantor shall execute and deliver to Administrative Agent one or more Copyright Security Agreements, Trademark Security Agreements or Patent Security Agreements to evidence Administrative Agent’s Lien on such Collateral, and shall cause such agreements to be filed with the United States Patent and Trademark Office or the United States Copyright Office (in each case, or any successor office performing similar functions), as applicable;

(ii)        Each Grantor shall have the duty, to the extent materially necessary or economically desirable, in the good faith judgment of such Grantor, in the operation of such Grantor’s business, (A) to promptly sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, and (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor’s Trademarks, Patents, Copyrights

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and Intellectual Property Licenses related thereto, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.  Any expenses incurred in connection with the foregoing shall be borne by the appropriate Grantor.  Each Grantor further agrees not to abandon any Trademark, Patent, Copyright, or Intellectual Property License related thereto that is materially necessary or economically desirable in the operation of such Grantor’s business without the prior written consent of Administrative Agent, except as permitted by the Credit Agreement;

(iii)       Grantors acknowledge and agree that the members of the Lender Group shall have no duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses related thereto.  Without limiting the generality of this Section 6(g), Grantors acknowledge and agree that no member of the Lender Group shall be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses related thereto against any other Person, but Administrative Agent or any member of the Lender Group may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Borrowers and shall be chargeable to the Loan Account;

(h)           Investment Related Property.

(i)         If any Grantor shall receive or become entitled to receive any Pledged Interests after the Agreement Date (other than Dividends paid in cash), it shall promptly (and in any event within thirty (30) Business Days of receipt thereof) deliver to Administrative Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;

(ii)        Upon the occurrence and during the continuance of an Event of Default, all sums of money and property paid or distributed in respect of the Pledged Interests which are received by any Grantor shall be held by the Grantors in trust for the benefit of Administrative Agent segregated from such Grantor’s other property, and such Grantor shall deliver such money and property forthwith to Administrative Agent in the exact form received;

(iii)       No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests to the extent prohibited under the terms and conditions of the Credit Agreement;

(iv)       Each Grantor agrees that it will cooperate with Administrative Agent in obtaining all necessary approvals and making all necessary filings under federal, state or local law in connection with the Security Interest on the Pledged Interests or any sale or transfer thereof;

(v)        As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such

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agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account.  In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction;

(i)            Real Property.   In the event that following the date hereof, but prior to the Discharge of Note Obligations, any Grantor shall acquire any fee simple ownership interest in any parcel of Real Property (except to the extent subject to a Lien permitted by clause (f) (as it relates to any of the foregoing) of the definition of “Permitted Liens” in the Credit Agreement to the extent the documentation relating to such Lien prohibits the granting of a Lien thereon to secure the Secured Obligations) with a fair market value in excess of $5,000,000 as of the date of acquisition (a “Specified Real Property”), such Grantor shall provide a Mortgage in favor of Administrative Agent in such Specified Real Property within 120 days following the date of acquisition thereof.  In connection with the provision of any new Mortgage, the applicable Grantors will provide (a) an opinion of counsel stating that such Mortgage creates an enforceable Lien on the applicable Specified Real Property in favor of Administrative Agent to secure the Secured Obligations, subject to the assumptions and qualifications specified therein, and (b) UCC-1 fixture filings relating to such Specified Real Property filed in the appropriate filing office;

(j)            Transfers and Other Liens.  Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except expressly permitted by the Credit Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any of Grantors, except for Permitted Liens, the Security Interest created hereby and the Liens in favor of the Collateral Agent (as defined in the Intercreditor Agreement). The inclusion of Proceeds in the Collateral shall not be deemed to constitute Administrative Agent’s consent to any sale or other disposition of any of the Collateral otherwise prohibited under this Agreement or the other Loan Documents; and

(k)           Other Actions as to Any and All Collateral.  Each Grantor shall promptly (and in any event within ten (10)) Business Days of acquiring or obtaining such Collateral) notify Administrative Agent in writing upon acquiring or otherwise obtaining any Collateral after the date hereof consisting of Investment Related Property (other than any security or security entitlement that is maintained in a securities account which is subject to a tri-party control agreement among Administrative Agent, the applicable Grantor and the securities intermediary), Chattel Paper (electronic, tangible or otherwise), promissory notes (as defined in the UCC), or Instruments, in each case, individually or in the aggregate, having a face amount of at least $1,000,000 and upon the request of Administrative Agent and in accordance with Section 8 hereof, promptly execute such other documents, or if applicable, deliver such Chattel Paper, other documents or certificates evidencing any Investment Related Property in accordance with Section 6 hereof and do such other acts or things deemed necessary or desirable by Administrative Agent to protect Administrative Agent’s Security Interest therein.

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7.             Relation to Other Security Documents.  The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated.

(a)           Credit Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control; provided, however, if there is any conflict between any provision in the Credit Agreement and the Intercreditor Agreement, the Intercreditor Agreement shall control.

(b)           Patent, Trademark and Copyright Security Agreements.  The provisions of the Copyright Security Agreements, the Trademark Security Agreements and the Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, the Trademark Security Agreements or the Patent Security Agreements shall limit any of the rights or remedies of Administrative Agent hereunder.

(c)           Mortgages.  The provisions of any Mortgage shall govern the Lien of Administrative Agent in any Specified Real Property.

8.             Further Assurances.

(a)           Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Administrative Agent may reasonably request, in order to perfect and protect any Security Interest granted or purported to be granted hereby or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b)           Each Grantor authorizes the filing by Administrative Agent financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Administrative Agent such other instruments or notices, as may be necessary or as Administrative Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c)           Each Grantor authorizes Administrative Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments describing the Collateral as defined herein.

(d)           Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Administrative Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

9.             Administrative Agent’s Right to Perform Contracts.  Upon the occurrence and during the continuance of an Event of Default, Administrative Agent (or its designee) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement constituting Collateral and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could.

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10.           Administrative Agent Appointed Attorney-in-Fact.  Each Grantor hereby irrevocably appoints Administrative Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to take any action and to execute any instrument which Administrative Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a)           to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts constituting Collateral or any other Collateral of such Grantor;

(b)           to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Administrative Agent;

(c)           to receive, indorse, and collect any Drafts or other Instruments, Documents, Negotiable Collateral or Chattel Paper;

(d)           to file any claims or take any action or institute any proceedings which Administrative Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Administrative Agent with respect to any of the Collateral;

(e)           to repair, alter, or supply Goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor constituting Collateral;

(f)            to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts constituting Collateral, contracts or Negotiable Collateral of such Grantor to the extent permitted under applicable licenses agreements or as permitted by Applicable Law; and

(g)           to bring suit in its own name to enforce the Collateral consisting of Trademarks, Patents, Copyrights and Intellectual Property Licenses related to Trademarks, Patents and Copyrights and, if Administrative Agent shall commence any such suit, the appropriate Grantor shall, at the request of Administrative Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Administrative Agent in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11.           Administrative Agent May Perform.  If any of the Grantors fails to perform any agreement contained herein, Administrative Agent may itself perform, or cause performance of,

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such agreement, and the reasonable expenses of Administrative Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

12.           Administrative Agent’s Duties.  The powers conferred on Administrative Agent hereunder are solely to protect Administrative Agent’s interest in the Collateral, for the benefit of the Lender Group, and shall not impose any duty upon Administrative Agent to exercise any such powers.  Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Administrative Agent accords its own property.

13.           Collection of Certain Accounts, Certain General Intangibles and Negotiable Collateral.  At any time upon the occurrence and during the continuation of an Event of Default, Administrative Agent or Administrative Agent’s designee may (a) notify Account Debtors of any Grantor to pay all amounts owing on Accounts constituting Collateral to Administrative Agent, for the benefit of the Lender Group, and (b) collect the Accounts, General Intangibles and Negotiable Collateral (in each case to the extent constituting Collateral) directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Loan Documents.

14.           Disposition of Pledged Interests by Administrative Agent.  None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration.  Each Grantor understands that in connection with such disposition, Administrative Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market.  Each Grantor, therefore, agrees that:  (a) if Administrative Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Administrative Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interests or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Administrative Agent has handled the disposition in a commercially reasonable manner.

15.           Voting Rights.

(a)           Upon the occurrence and during the continuation of an Event of Default, (i) Administrative Agent may, at its option, and with prior notice to any Grantor, and in addition

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to all rights and remedies available to Administrative Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Administrative Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Administrative Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Administrative Agent, such Grantor’s true and lawful attorney-in-fact and grants to Administrative Agent an IRREVOCABLE PROXY to vote such Pledged Interests in any manner Administrative Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be.  The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

(b)           For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Administrative Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Administrative Agent and the other members of the Lender Group with respect to the Borrower Parties taken as a whole.

16.           Remedies.  Upon the occurrence and during the continuance of an Event of Default:

(a)           Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the UCC or any other Applicable Law.  Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Administrative Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC or any other Applicable Law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Administrative Agent forthwith, assemble all or part of the Collateral as directed by Administrative Agent and make it available to Administrative Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Administrative Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Administrative Agent may deem commercially reasonable.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the UCC.  Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

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(b)           Administrative Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or Intellectual Property or any property of a similar nature, whether owned by any of Grantors or with respect to which any of Grantors have rights under license, sublicense, or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Administrative Agent in each case, to the extent permitted under applicable licenses and franchise agreements or as permitted by Applicable Law.

(c)           Any cash held by Administrative Agent as Collateral and all cash proceeds received by Administrative Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Credit Agreement.   In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(d)           Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing, Administrative Agent shall, to the extent permitted by Applicable Law, have the right to an immediate writ of possession without notice of a hearing.  Administrative Agent shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantors may have thereto or the right to have a bond or other security posted by Administrative Agent.

17.           Remedies Cumulative.  Each right, power, and remedy of Administrative Agent as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Administrative Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Administrative Agent of any or all such other rights, powers, or remedies.

18.           Marshaling.  Administrative Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Administrative Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured

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Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

19.           Release of Note Priority Collateral.  Upon the Discharge of Note Obligations and so long as no Event of Default shall have occurred and be continuing, (a) all Liens and security interests granted to Administrative Agent in the Note Priority Collateral pursuant to this Agreement and/or any other Loan Document shall terminate and be deemed released automatically and without further action by Administrative Agent or any other Person, and (b) thereafter all assets of the Grantors that otherwise would constitute Note Priority Collateral but for the Discharge of Note Obligations shall be excluded from the Collateral under Section 2 of this Agreement.  Upon the Discharge of Note Obligations, Administrative Agent will, at Grantors’ sole expense, deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever, all assets of the Grantors that would constitute Note Priority Collateral but for the Discharge of Note Obligations held by Administrative under the Loan Documents, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination and release.

20.           Merger, Amendments; Etc.  THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.  No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Administrative Agent and each of Grantors to which such amendment applies.

21.           Addresses for Notices.  All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Administrative Agent at its address specified in the Credit Agreement, and to any of the Grantors at their respective addresses specified in the Credit Agreement or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties.

22.           Continuing Security Interest: Assignments under Credit Agreement.  This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Obligations have been repaid in full in cash, or otherwise satisfied to the satisfaction of the Lender Group, in accordance with the provisions of the Credit Agreement and the Revolving Loan Commitment has expired or has been terminated, (b) be binding upon each of the Grantors, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Administrative Agent, and its successors, transferees and assigns.  Without limiting the generality of the foregoing clause (c), any Lender may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person

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shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.  Upon repayment in full in cash, or other satisfaction to the satisfaction of the Lender Group, of the Obligations in accordance with the provisions of the Credit Agreement and the expiration or termination of the Revolving Loan Commitment, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto.  At such time, Administrative Agent will authorize the filing of appropriate termination statements to terminate such Security Interests.  No transfer or renewal, extension, assignment, or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Grantor to Administrative Agent nor any additional Advances or other loans made by any Lender to Borrowers, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Administrative Agent, nor any other act of any member of the Lender Group shall release any of Grantors from any obligation, except a release or discharge executed in writing by Administrative Agent in accordance with the provisions of the Credit Agreement and except for the automatic termination and release of Liens on the Note Priority Collateral as provided in Section 19.  Administrative Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Administrative Agent and then only to the extent therein set forth.  A waiver by Administrative Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Administrative Agent would otherwise have had on any other occasion.

23.           GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.

(a)           THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

(b)           FOR PURPOSES OF ANY LEGAL ACTION OR PROCEEDING BROUGHT BY ANY MEMBER OF THE LENDER GROUP WITH RESPECT TO THIS AGREEMENT, EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF THE FEDERAL AND STATE COURTS SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND HEREBY IRREVOCABLY DESIGNATES AND APPOINTS, AS ITS AUTHORIZED AGENT FOR SERVICE OF PROCESS IN THE STATE OF NEW YORK, ADMINISTRATIVE BORROWER, OR SUCH OTHER PERSON AS SUCH GRANTOR SHALL DESIGNATE HEREAFTER BY WRITTEN NOTICE GIVEN TO ADMINISTRATIVE AGENT (THE “DESIGNEE”).  THE CONSENT TO JURISDICTION HEREIN SHALL NOT BE EXCLUSIVE.  THE LENDER GROUP SHALL FOR ALL PURPOSES AUTOMATICALLY, AND WITHOUT ANY ACT ON THEIR PART, BE ENTITLED TO TREAT SUCH DESIGNEE OF EACH GRANTOR AS THE AUTHORIZED AGENT TO RECEIVE FOR AND ON BEHALF OF SUCH GRANTOR SERVICE OF WRITS, OR SUMMONS OR OTHER LEGAL PROCESS IN THE STATE OF NEW YORK, WHICH SERVICE SHALL BE DEEMED EFFECTIVE PERSONAL SERVICE ON SUCH GRANTOR SERVED WHEN DELIVERED TO THE DESIGNEE, WHETHER OR NOT SUCH DESIGNEE GIVES NOTICE TO SUCH GRANTOR; AND DELIVERY OF SUCH SERVICE TO ITS AUTHORIZED AGENT SHALL BE DEEMED TO BE MADE

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WHEN PERSONALLY DELIVERED.  IF THE DESIGNEE IS THE ADMINISTRATIVE BORROWER OR AN AFFILIATE OF ADMINISTRATIVE BORROWER, SERVICE SHALL BE MADE ON DESIGNEE BY DELIVERY TO THE DESIGNEE’S AGENT REGISTERED WITH THE NEW YORK SECRETARY OF STATE FOR SERVICE OF PROCESS. IN THE EVENT THAT, FOR ANY REASON, SUCH DESIGNEE SHALL NO LONGER SERVE AS DESIGNEE FOR A GRANTOR TO RECEIVE SERVICE OF PROCESS IN THE STATE OF NEW YORK, SUCH GRANTOR SHALL SERVE AND ADVISE ADMINISTRATIVE AGENT THEREOF SO THAT AT ALL TIMES EACH GRANTOR WILL MAINTAIN AN AGENT TO RECEIVE SERVICE OF PROCESS IN THE STATE OF NEW YORK ON BEHALF OF SUCH GRANTOR WITH RESPECT TO THIS AGREEMENT.  IN THE EVENT THAT, FOR ANY REASON, SERVICE OF LEGAL PROCESS CANNOT BE MADE IN THE MANNER DESCRIBED ABOVE, SUCH SERVICE MAY BE MADE IN SUCH MANNER AS PERMITTED BY LAW.

(c)           EACH GRANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION IT WOULD MAKE NOW OR HEREAFTER FOR THE LAYING OF VENUE OF ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN THE FEDERAL COURTS OF THE UNITED STATES SITTING IN NEW YORK COUNTY, NEW YORK, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION, OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(d)           EACH GRANTOR AND EACH MEMBER OF THE LENDER GROUP TO THE EXTENT PERMITTED BY APPLICABLE LAW WAIVES, AND OTHERWISE AGREES NOT TO REQUEST, A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION, PROCEEDING OR COUNTERCLAIM OF ANY TYPE IN WHICH ANY GRANTOR, ANY MEMBER OF THE LENDER GROUP OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT.

24.           New Subsidiaries.  Pursuant to Section 6.20 of the Credit Agreement, any new direct or indirect Domestic Subsidiary (whether by acquisition or creation) of a Grantor (other than an Excluded Subsidiary) is required to enter into this Agreement by executing and delivering in favor of Administrative Agent a supplement to this Agreement in the form of Annex 1 attached hereto.  Upon the execution and delivery of Annex 1 by such new Domestic Subsidiary, such Domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

25.           Administrative Agent.  Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Administrative Agent” shall be a reference to Administrative Agent, for the benefit of the Lender Group.

23

26.           Miscellaneous.

(a)           This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

(b)           Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c)           Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(d)           The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(e)           Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be.  Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

24

27.           Intercreditor Agreement. By accepting the benefits of this Agreement and the other Loan Documents, Administrative Agent, on behalf of itself and the Lenders, agrees that it is bound by the terms of the Intercreditor Agreement.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

25

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:	OXFORD INDUSTRIES, INC.

By:
Name:
Title:

TOMMY BAHAMA GROUP, INC.

By:
Name:
Title:

BEN SHERMAN CLOTHING, INC.

By:
Name:
Title:

LIONSHEAD CLOTHING COMPANY

By:
Name:
Title:

OXFORD CARIBBEAN, INC.

By:
Name:
Title:

OXFORD GARMENT, INC.

By:
Name:
Title:

PLEDGE AND SECURITY AGREEMENT

OXFORD INTERNATIONAL, INC.

By:
Name:
Title:

OXFORD OF SOUTH CAROLINA, INC.

By:
Name:
Title:

PIEDMONT APPAREL CORPORATION

By:
Name:
Title:

SFI OF OXFORD ACQUISITION CORPORATION

By:
Name:
Title:

TOMMY BAHAMA BEVERAGES, LLC

By:
Name:
Title:

TOMMY BAHAMA R&R HOLDINGS, INC.

By:
Name:
Title:

PLEDGE AND SECURITY AGREEMENT

TOMMY BAHAMA TEXAS BEVERAGES, LLC

By:
Name:
Title:

VIEWPOINT MARKETING, INC.

By:
Name:
Title:

OXFORD LOCKBOX, INC.

By:
Name:
Title:

PLEDGE AND SECURITY AGREEMENT

ADMINISTRATIVE AGENT:	SUNTRUST BANK, as Administrative Agent

By:
Name:
Title:

PLEDGE AND SECURITY AGREEMENT

SCHEDULE 1

TRADE NAMES; ORGANIZATIONAL IDENTIFICATION NUMBERS;
CHIEF EXECUTIVE OFFICES

Legal Names, Etc.

Legal Name	Type of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Formation

Oxford Industries, Inc.	Corporation	Yes	J313189	58-0831862	Georgia

Oxford International, Inc.	Corporation	Yes	J204283	58-1469312	Georgia

Ben Sherman Clothing, Inc.	Corporation	Yes	K420057	58-2124593	Georgia

Oxford Garment, Inc.	Corporation	Yes	2209382	58-1862551	Delaware

Piedmont Apparel Corporation	Corporation	Yes	3061644	51-0393417	Delaware

Lionshead Clothing Company	Corporation	Yes	3061645	51-0393413	Delaware

Oxford Caribbean, Inc.	Corporation	Yes	2550988	58-2250128	Delaware

Oxford Lockbox, Inc.	Corporation	Yes	4132945	20-4606943	Delaware

SFI of Oxford Acquisition Corporation	Corporation	Yes	4029893	20-3554043	Delaware

Tommy Bahama Group, Inc.	Corporation	Yes	2304525	13-3676108	Delaware

Tommy Bahama R&R Holdings, Inc.	Corporation	Yes	2691928	13-3923200	Delaware

Tommy Bahama Beverages, LLC	Limited Liability Company	Yes	3882133	20-2046093	Delaware

Viewpoint Marketing, Inc.	Corporation	Yes	P07000063076	26-0270235	Florida

Oxford of South Carolina, Inc.	Corporation	Yes	None.	58-2403944	South Carolina

Tommy Bahama Texas Beverages, LLC	Limited Liability Company	Yes	800416300	20-2045908	Texas

Prior Organizational Names

Company/Subsidiary	Prior Name	Date of Change

Ben Sherman Clothing, Inc.	Oxford Clothing Corporation	July 30, 2004

Tommy Bahama Group, Inc.	Viewpoint International, Inc.	January 2005

Changes in Corporate Identity; Other Names

The following names have been used by Oxford Industries, Inc. within the past five years:

Lanier Clothes

Oxford Apparel

Oxford Golf

Ely & Walker

The following names have been used by Tommy Bahama R&R Holdings, Inc. (or by entities which have been merged into Tommy Bahama R&R Holdings, Inc.) within the past five years:

Tommy Bahama Ala Moana

Tommy Bahama Atlantic City

Tommy Bahama Austin

Tommy Bahama Biltmore

Tommy Bahama Birmingham

Tommy Bahama Boca Raton

Tommy Bahama’s Tropical Café & Emporium

Tommy Bahama Café Emporium

Tommy Bahama Charleston

Tommy Bahama Cherry Creek

Tommy Bahama Dallas

Tommy Bahama Dallas Galleria

Tommy Bahama Farmers Market

Tommy Bahama’s Island Grille

Tommy Bahama Kansas City

Tommy Bahama La Jolla

Tommy Bahama Las Olas

Tommy Bahama Las Vegas

Tommy Bahama Las Vegas Fashion Show

Tommy Bahama Las Vegas Forum

Tommy Bahama Manhattan Village

Tommy Bahama Mauna Lani

Tommy Bahama Mission Viejo

Tommy Bahama Myrtle Beach

Tommy Bahama Newport Beach

Tommy Bahama North Scottsdale

Tommy Bahama Orlando

Tommy Bahama Palm Beach Gardens

Tommy Bahama Palm Desert

Tommy Bahama Palo Alto

Tommy Bahama Pasadena

Tommy Bahama Phipps Plaza

Tommy Bahama Primm

Tommy Bahama Relax

Tommy Bahama San Diego Fashion Valley

Tommy Bahama San Jose

2

Tommy Bahama Sarasota

Tommy Bahama South Park

Tommy Bahama St. Augustine

Tommy Bahama Troy

Tommy Bahama Tucson

Tommy Bahama Tysons Galleria

Tommy Bahama Wailea

Tommy Bahama Walnut Creek

Tommy Bahama Whalers Village

Tommy Bahama Woodbury Commons

Tommy Bahama International Plaza

Tommy Bahama Short Hills

Tommy Bahama Wellington Green

Tommy Bahama Woodlands

Tommy Bahama Womens Swimwear

Tommy Bahama Golf

Indigo Palms Fashion Island

Indigo Palms Las Vegas Forum

Indigo Palms Santana Row

Indigo Palms Las Olas

The following Subsidiaries have used the following names:

•                  Piedmont Apparel Corporation has used Airman Shirt Co., Ltd.

•                  Lionshead Clothing Company has used Manchester Shirts, Inc.

•                  SFI of Oxford Acquisition Corporation has used Arnold Brant.

3

•                  Tommy Bahama Group, Inc. has used the names Tommy Bahama Golf, Indigo Palms and Island Soft.

•                  Oxford of South Carolina, Inc. has used the name Next Day Apparel, Inc. (asset purchase).

Chief Executive Offices

Company/Subsidiary	Chief Executive Office and Principal Place of Business	County	State

Oxford Industries, Inc.	222 Piedmont Avenue, NE Atlanta, GA 30308	Fulton	Georgia

Oxford International, Inc.	222 Piedmont Avenue, NE Atlanta, GA 30308	Fulton	Georgia

Ben Sherman Clothing, Inc.	222 Piedmont Avenue, NE Atlanta, GA 30308	Fulton	Georgia

Oxford Garment, Inc.	222 Piedmont Avenue, NE Atlanta, GA 30308	Fulton	Georgia

Piedmont Apparel Corporation	222 Piedmont Avenue, NE Atlanta, GA 30308	Fulton	Georgia

Lionshead Clothing Company	222 Piedmont Avenue, NE Atlanta, GA 30308	Fulton	Georgia

Oxford Caribbean, Inc.	222 Piedmont Avenue, NE Atlanta, GA 30308	Fulton	Georgia

Oxford Lockbox, Inc.	222 Piedmont Avenue, NE Atlanta, GA 30308	Fulton	Georgia

SFI of Oxford Acquisition Corporation	222 Piedmont Avenue, NE Atlanta, GA 30308	Fulton	Georgia

4

Company/Subsidiary	Chief Executive Office and Principal Place of Business	County	State

Tommy Bahama Group, Inc.*	428 Westlake Avenue North Seattle, WA 98109 or 222 Piedmont Avenue, NE Atlanta, GA 30308	King Fulton	Washington Georgia

Tommy Bahama R&R Holdings, Inc.*	428 Westlake Avenue North Seattle, WA 98109 or 222 Piedmont Avenue, NE Atlanta, GA 30308	King Fulton	Washington Georgia

Tommy Bahama Beverages, LLC*	428 Westlake Avenue North Seattle, WA 98109 or 222 Piedmont Avenue, NE Atlanta, GA 30308	King Fulton	Washington Georgia

5

Company/Subsidiary	Chief Executive Office and Principal Place of Business	County	State

Viewpoint Marketing, Inc.	222 Piedmont Avenue, NE Atlanta, GA 30308	Fulton	Georgia

Oxford of South Carolina, Inc.	222 Piedmont Avenue, NE Atlanta, GA 30308	Fulton	Georgia

Tommy Bahama Texas Beverages, LLC*	428 Westlake Avenue North Seattle, WA 98109 or 222 Piedmont Avenue, NE Atlanta, GA 30308 or 9595 Six Pines Drive, Suite 700 The Woodlands, TX 77380	King Fulton Montgomery	Washington Georgia Texas

*  For the purposes of filing UCC-1 financing statements, the chief executive office of this entity is located at 222 Piedmont Avenue, NE, Atlanta, GA 30308.

Books and Records Regarding Collateral

Books and records regarding the Collateral are maintained at 222 Piedmont Avenue, Atlanta, GA 30308 - 1545.

6

SCHEDULE 2

COMMERCIAL TORT CLAIMS

None.

SCHEDULE 3

COPYRIGHT REGISTRATIONS AND APPLICATIONS FOR REGISTRATION

CLAIMANT	TITLE	COPYRIGHT NUMBER

Oxford Industries, Inc.	Holbrook training performance program.	TXu000280688

Oxford Industries, Inc.	Island Soft.	TXu001158449

Oxford Industries, Inc.	Paradise party : the official paradise nation party planner.	TXu001158448

Viewpoint International, Inc.	Four food groups : no. T7314, T7313.	VA0001226307

Viewpoint International, Inc.	Island carpool : no. T7316.	VA0001226306

Viewpoint International, Inc.	Paradise Beach : no. T30300.	VA0001226305

Viewpoint International, Inc.	Scene stealer : no. T7315, T7312.	VA0001226308

Viewpoint International, Inc.	Smooth operator : no. T30299, T7320.	VA0001226304

Viewpoint International, Inc.	(44)T20073/TB2613.	VA0001282101

Viewpoint International, Inc.	(44)TB2620.	VA0001282098

Viewpoint International, Inc.	(44)TB2623.	VA0001275845

Viewpoint International, Inc.	(44)TB2643.	VA0001275850

Viewpoint International, Inc.	(44)TB30338.	VA0001282111

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	(44)TB30347.	VA0001282110

Viewpoint International, Inc.	(44)TB30580.	VA0001282091

Viewpoint International, Inc.	(44)TB30651.	VA0001282119

Viewpoint International, Inc.	(44)TB30654.	VA0001282086

Viewpoint International, Inc.	(44)TB30664/TB2682.	VA0001275853

Viewpoint International, Inc.	(44)TB30667.	VA0001282106

Viewpoint International, Inc.	(44)TB30672/2642/9217.	VA0001282100

Viewpoint International, Inc.	(44)TB30677.	VA0001282118

Viewpoint International, Inc.	(44)TB30677/2619/9220.	VA0001282085

Viewpoint International, Inc.	(44)TB30684.	VA0001282109

Viewpoint International, Inc.	(44)TB30695.	VA0001282093

Viewpoint International, Inc.	(44)TB30701.	VA0001282090

Viewpoint International, Inc.	(44)TB30708.	VA0001282083

Viewpoint International, Inc.	(44)TB30710.	VA0001282102

Viewpoint International, Inc.	(44)TB30717.	VA0001275852

Viewpoint International, Inc.	(44)TB30740.	VA0001282099

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	(44)TB30751.	VA0001282117

Viewpoint International, Inc.	(44)TB30759.	VA0001282115

Viewpoint International, Inc.	(44)TB30760.	VA0001282095

Viewpoint International, Inc.	(44)TB30761/TB2645.	VA0001275849

Viewpoint International, Inc.	(44)TB30763.	VA0001282096

Viewpoint International, Inc.	(44)TB30764.	VA0001282107

Viewpoint International, Inc.	(44)TB30768.	VA0001282121

Viewpoint International, Inc.	(44)TB30770.	VA0001282092

Viewpoint International, Inc.	(44)TB30771.	VA0001282114

Viewpoint International, Inc.	(44)TB9216.	VA0001282108

Viewpoint International, Inc.	44TB2609.	VA0001282094

Viewpoint International, Inc.	44TB2629.	VA0001282087

Viewpoint International, Inc.	44TB30653.	VA0001282082

Viewpoint International, Inc.	44TB30699/9218.	VA0001282120

Viewpoint International, Inc.	44TB9207.	VA0001282113

Viewpoint International, Inc.	(51)TB1195.	VA0001284300

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	(51)TB2653.	VA0001284291

Viewpoint International, Inc.	(51)TB2678.	VA0001284299

Viewpoint International, Inc.	(51)TB30814.	VA0001284290

Viewpoint International, Inc.	(51)TB30821.	VA0001284294

Viewpoint International, Inc.	(51)TB30822.	VA0001284295

Viewpoint International, Inc.	(51)TB30825.	VA0001284298

Viewpoint International, Inc.	(51)TB30840.	VA0001284293

Viewpoint International, Inc.	(51)TB30841.	VA0001284297

Viewpoint International, Inc.	(51)TB30842.	VA0001284292

Viewpoint International, Inc.	(51)TB30865.	VA0001284296

Viewpoint International, Inc.	Aerial palms.	VA0001263899

Viewpoint International, Inc.	Agua fresca.	VA0001263895

Viewpoint International, Inc.	Amaze me : no. (51)TB30866.	VA0001299336

Viewpoint International, Inc.	Bahama bliss.	VA0001263889

Viewpoint International, Inc.	Balcony blooms.	VA0001259263

Viewpoint International, Inc.	Bamboo bouquet.	VA0001221761

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	Bamboo eclipse : no. (51)TB30773.	VA0001299323

Viewpoint International, Inc.	[Bamboo] : no. TB30456, [TB9162]	VA0001219341

Viewpoint International, Inc.	Banana botana : no. (51)TB30774.	VA0001299337

Viewpoint International, Inc.	Batiki floral : no. TBEM3052.	VA0001259284

Viewpoint International, Inc.	Batiki lounge.	VA0001263888

Viewpoint International, Inc.	Beach party mixer : no. (51)TB30851.	VA0001297629

Viewpoint International, Inc.	[Below the equator] : no. TB30476.	VA0001219386

Viewpoint International, Inc.	Best wishes.	VAu000648574

Viewpoint International, Inc.	Big Shot Drive Inn : no. T2915.	VA0001300327

Viewpoint International, Inc.	Bird is the word : no. (51)TB30784/TB9234.	VA0001299328

Viewpoint International, Inc.	Bird of paradise.	VA0001263920

Viewpoint International, Inc.	Bird of patchadise : no. (51)TB30804/TB9226.	VA0001299330

Viewpoint International, Inc.	Block party.	VA0001263896

Viewpoint International, Inc.	Bogey and last call : no. T7356, T7364, T30622.	VA0001300333

Viewpoint International, Inc.	Bon voyage.	VA0001221769

Viewpoint International, Inc.	Born to break par.	VAu000648577

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	Bouquet toss.	VA0001221762

Viewpoint International, Inc.	[Boutique bouquet] : no. TB30588.	VA0001219344

Viewpoint International, Inc.	Bowing horse.	VAu000656158

Viewpoint International, Inc.	Brisbane hibiscus : no. TB30543.	VA0001259258

Viewpoint International, Inc.	[Brushed hibiscus camp] : pattern no. TB-30585.	VA0001219339

Viewpoint International, Inc.	[Buena vista] : no. 34TB2535.	VA0001217919

Viewpoint International, Inc.	Butterfly getaway : (51)TB30844.	VA0001297621

Viewpoint International, Inc.	Callaflora : no. TB-30530.	VA0001259259

Viewpoint International, Inc.	Casting agent : no. T30464.	VA0001300336

Viewpoint International, Inc.	Chairman of the board : no. T30615, T7363.	VA0001300334

Viewpoint International, Inc.	[Champagne toast] : no. 34TB30427.	VA0001217925

Viewpoint International, Inc.	Cigar club.	VAu000648582

Viewpoint International, Inc.	Cigar club bag.	VAu000648581

Viewpoint International, Inc.	Cigar club towel.	VAu000648580

Viewpoint International, Inc.	Climbing vines.	VA0001259285

Viewpoint International, Inc.	Club 88 : pattern TB30642.	VA0001263751

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	Copa Copacabana : no. (51)TB30817.	VA0001297627

Viewpoint International, Inc.	[Costa flora] : no. TB2557.	VA0001219343

Viewpoint International, Inc.	Costa Rica.	VA0001221755

Viewpoint International, Inc.	Country club : no. (51)TB30823.	VA0001297631

Viewpoint International, Inc.	Couple on grass.	VAu000656159

Viewpoint International, Inc.	Daisy delight : no. TB30469.	VA0001219411

Viewpoint International, Inc.	Dancing mirage : no. TB30547.	VA0001259288

Viewpoint International, Inc.	[Date grove] : no. TB30435.	VA0001219387

Viewpoint International, Inc.	[Deja vu] : no. 34TB30380.	VA0001217929

Viewpoint International, Inc.	Desert birds : no. TB30462.	VA0001219412

Viewpoint International, Inc.	Desert oasis (blue) : no. (51)TB30822.	VA0001297626

Viewpoint International, Inc.	Desert oasis : no. (51)TB30831.	VA0001297625

Viewpoint International, Inc.	Dr. Cocktail.	VAu000648587

Viewpoint International, Inc.	Dragon dreams : pattern TB30619.	VA0001263752

Viewpoint International, Inc.	[Dreaming del Rio] : no. TB30458.	VA0001219422

Viewpoint International, Inc.	Endless weekend.	VA0001263918

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	[Fan-tastic : no. TB30430]	VA0001219428

Viewpoint International, Inc.	[Fantasy island] : no. 34TB30328.	VA0001217931

Viewpoint International, Inc.	Fat Cat Casino : no. T7340.	VA0001300330

Viewpoint International, Inc.	Fern flower-floria : no. TB-30532.	VA0001259271

Viewpoint International, Inc.	Final flamingo towel art.psd : no. TW7132.	VA0001214455

Viewpoint International, Inc.	Fire flower.	VA0001263892

Viewpoint International, Inc.	[Fire flower : TB30496]	VA0001252633

Viewpoint International, Inc.	Firecracker palms : no. (51)TB2668.	VA0001299320

Viewpoint International, Inc.	[First dance] : no. 34TB30418.	VA0001217927

Viewpoint International, Inc.	[Fleur de soleil] : no. TB30450.	VA0001219392

Viewpoint International, Inc.	Floral fireworks : no. TB-30521.	VA0001259268

Viewpoint International, Inc.	Floral investment : no. (51)TB2694.	VA0001299339

Viewpoint International, Inc.	Floral island : pattern TB30429.	VA0001259278

Viewpoint International, Inc.	Floral reflections : no. TB30487.	VA0001219410

Viewpoint International, Inc.	Floramazing : no. TB-30540.	VA0001259270

Viewpoint International, Inc.	Flower fan : no. TB-30529.	VA0001259282

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	Flower girl.	VA0001221771

Viewpoint International, Inc.	Flower pool tee : no. TB-2580.	VA0001259290

Viewpoint International, Inc.	[Fresca palms] : no. 34TB30399.	VA0001217914

Viewpoint International, Inc.	Fresh beverage.	VA0001221775

Viewpoint International, Inc.	[From here to paradise] : no. TB30428.	VA0001219420

Viewpoint International, Inc.	Gallery walk.	VA0001263890

Viewpoint International, Inc.	Garden collage : no. TB-2568.	VA0001259281

Viewpoint International, Inc.	Garden of hope & courage : Bahama coloda.	VA0001263897

Viewpoint International, Inc.	Garden of hope and courage/terrace garden : no. TB30263.	VA0001259277

Viewpoint International, Inc.	Ginger tonic.	VA0001221760

Viewpoint International, Inc.	[GoHaC] : no. 34TB30398.	VA0001217920

Viewpoint International, Inc.	Grande pardiseo : no. (51)TB30764.	VA0001299329

Viewpoint International, Inc.	Grass call.	VAu000648579

Viewpoint International, Inc.	Grass call II : Grass call.	VAu000648578

Viewpoint International, Inc.	Great barrier leaf : no. TB-2576.	VA0001259287

Viewpoint International, Inc.	Heart of palms : Palm relief.	VA0001263911

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	Hibiscus hacienda : no. (51)TB30826/TB9239.	VA0001299332

Viewpoint International, Inc.	[Hibiscus hideaway : No. TB30437]	VA0001252631

Viewpoint International, Inc.	[Hiding in hibiscus] : no. TB30455.	VA0001219391

Viewpoint International, Inc.	Hilo hideaway.	VA0001221766

Viewpoint International, Inc.	[Hollywood hibiscus] : no. TB30593.	VA0001219346

Viewpoint International, Inc.	Honeymoon lagoon.	VA0001221763

Viewpoint International, Inc.	Hula hallucinations.	VA0001221764

Viewpoint International, Inc.	Hula marathon : no. (51)TB30786.	VA0001299345

Viewpoint International, Inc.	Hullawood : no. (51)TB30799/TB9238.	VA0001299334

Viewpoint International, Inc.	Hut hut hurry/sunrise sail : no. (44)TB30673/TB9213.	VA0001275847

Viewpoint International, Inc.	[Island adventure camp] : no. TB30431.	VA0001219389

Viewpoint International, Inc.	Island director : no. T7338.	VA0001300329

Viewpoint International, Inc.	Island getaway.	VA0001221770

Viewpoint International, Inc.	Island inspiration.	VA0001219409

Viewpoint International, Inc.	Island surprise.	VA0001221768

Viewpoint International, Inc.	[Jardin] : no. TB30509.	VA0001219404

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	Juicy blooms : no. (51)TB30816.	VA0001297632

Viewpoint International, Inc.	Jungle boggie : no. (51)TB30827.	VA0001299325

Viewpoint International, Inc.	Jungle Down Under : no. TB30578.	VA0001259269

Viewpoint International, Inc.	Jungle heat : style no. T30520, T30583, T9264.	VA0001263915

Viewpoint International, Inc.	[Jungle rhumba] : no. 34TB30403.	VA0001217923

Viewpoint International, Inc.	Just duet : no. (51)TB30783/TB9240.	VA0001299344

Viewpoint International, Inc.	Kaboom palm : no. (51)TB30801/TB9231.	VA0001299324

Viewpoint International, Inc.	King of the green.	VAu000648586

Viewpoint International, Inc.	King of the green : no. 2 : King of the green.	VAu000654237

Viewpoint International, Inc.	Koi me later : style no. T30493 & T9253.	VA0001263917

Viewpoint International, Inc.	Kona coast.	VA0001221756

Viewpoint International, Inc.	Late night tango.	VA0001263900

Viewpoint International, Inc.	Leaf constellation : no. TB30523.	VA0001259267

Viewpoint International, Inc.	Leaf it to me.	VA0001263885

Viewpoint International, Inc.	Leaves of paradise : no. TB-30647.	VA0001259273

Viewpoint International, Inc.	Leaves over leaves : no. TB-30399.	VA0001259272

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	Light bright lillies : no. TB-30520.	VA0001259279

Viewpoint International, Inc.	Lily Island : no. TB-30643.	VA0001259280

Viewpoint International, Inc.	Lily my love.	VA0001221765

Viewpoint International, Inc.	Lost islands.	VA0001221746

Viewpoint International, Inc.	[Lotus limbo] : no. 34TB30326.	VA0001217913

Viewpoint International, Inc.	Love birds : no. 34TB30419.	VA0001217922

Viewpoint International, Inc.	Luau Lanes.	VAu000648588

Viewpoint International, Inc.	Luau lanes : (51)TB30753.	VA0001299319

Viewpoint International, Inc.	Luau lanes : no. TB-30535.	VA0001259289

Viewpoint International, Inc.	Luscious lovelies.	VA0001221773

Viewpoint International, Inc.	Lush limbo : (51)TB2651.	VA0001297623

Viewpoint International, Inc.	Lush limbo (blue) : no. (51)TB2651.	VA0001297630

Viewpoint International, Inc.	Made in the shade : no. TB-30648.	VA0001259261

Viewpoint International, Inc.	[Mai tide] : no. TB30438/TB9175.	VA0001219393

Viewpoint International, Inc.	[Mambo mama] : no. 34TB30354.	VA0001217933

Viewpoint International, Inc.	Man by pool.	VAu000656160

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	Mandalay.	VA0001263894

Viewpoint International, Inc.	Margarita mambo : no. (51)TB30811/TB9228.	VA0001299333

Viewpoint International, Inc.	Martinis & bikinis : no. T7347.	VA0001300328

Viewpoint International, Inc.	Mirage : no. (51)TB30850.	VA0001297628

Viewpoint International, Inc.	Mission beach : no. (51)TB2687.	VA0001299341

Viewpoint International, Inc.	Monkey shack : no. (51)TB30798.	VA0001299321

Viewpoint International, Inc.	Monte collina : no. TB-30577.	VA0001259260

Viewpoint International, Inc.	[Moon over Miami] : no. TB30445.	VA0001219394

Viewpoint International, Inc.	Moonlight Bay.	VA0001221745

Viewpoint International, Inc.	Moonlit breeze : no. TB-30545.	VA0001259266

Viewpoint International, Inc.	Naughty noel : no. (44)TB30748/TB9528.	VA0001275846

Viewpoint International, Inc.	Oasis palm : no. (51)TB30788/TB9.	VA0001299343

Viewpoint International, Inc.	[Orchid breeze] : no. 34TB30340.	VA0001217928

Viewpoint International, Inc.	[Orchid sands] : no. TB30591.	VA0001247587

Viewpoint International, Inc.	[Orchid springs] : no. TB30595.	VA0001219337

Viewpoint International, Inc.	[Orchids on the run] : no. 34TB30364.	VA0001217930

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	Paint the town.	VA0001221752

Viewpoint International, Inc.	Palm daddy.	VA0001263884

Viewpoint International, Inc.	Palm fiction : no. (44)TB30747.	VA0001275851

Viewpoint International, Inc.	[Palm illusion] : no. 34TB30365.	VA0001217918

Viewpoint International, Inc.	[Palm pile-it] : no. 34TB30360.	VA0001217915

Viewpoint International, Inc.	Palm screening : no. (51)TB30809.	VA0001299335

Viewpoint International, Inc.	[Palm swizzles] : no. 34TB30395.	VA0001217917

Viewpoint International, Inc.	Palm tiles : no. (51)TB2686.	VA0001299338

Viewpoint International, Inc.	Palm tree party : no. TB1169.	VA0001259275

Viewpoint International, Inc.	Paradise detective.	VAu000648583

Viewpoint International, Inc.	Paradise etchings.	VA0001263898

Viewpoint International, Inc.	[Paradise found] : no. TB30594.	VA0001219349

Viewpoint International, Inc.	Paradise LEI.	VA0001263922

Viewpoint International, Inc.	Paradise pagoda.	VA0001263887

Viewpoint International, Inc.	Paradise pin up.	VAu000648575

Viewpoint International, Inc.	[Paradise shadow] : pattern no. TB30584.	VA0001219350

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	[Passion leaf] : no. TB30274.	VA0001219423

Viewpoint International, Inc.	Pattern TB30659.	VA0001282105

Viewpoint International, Inc.	Pattern TB30686.	VA0001282089

Viewpoint International, Inc.	Pattern TB30752.	VA0001282084

Viewpoint International, Inc.	Petal pusher : no. (51)TB30815.	VA0001297633

Viewpoint International, Inc.	[Picnic in Provence] : pattern no. TB30446.	VA0001219408

Viewpoint International, Inc.	Picture perfect : (51)TB30813.	VA0001297620

Viewpoint International, Inc.	Pineapple flair : no. TB-30544.	VA0001259293

Viewpoint International, Inc.	Pineapple float : no. (51)TB30797.	VA0001299326

Viewpoint International, Inc.	Pineapple pizazz.	VA0001221750

Viewpoint International, Inc.	Pineapple plantation : no. (51)TB30867.	VA0001299342

Viewpoint International, Inc.	Pineapple soul mate.	VA0001221759

Viewpoint International, Inc.	Pineapple tango.	VA0001221758

Viewpoint International, Inc.	Pineapple toss : no. TB-2573.	VA0001259283

Viewpoint International, Inc.	Pipe dream.	VA0001221754

Viewpoint International, Inc.	[Play it again] : no. TB30587.	VA0001219340

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	Poinsetta promise.	VA0001221747

Viewpoint International, Inc.	Postage pick up : no. T30515.	VA0001263913

Viewpoint International, Inc.	Pot of gold camp.	VA0001263891

Viewpoint International, Inc.	[Propella palm] : no. TB30433/TB9163.	VA0001219385

Viewpoint International, Inc.	Putt Daddy.	VAu000648591

Viewpoint International, Inc.	Putt Daddy II : Putt Daddy.	VAu000648590

Viewpoint International, Inc.	Putt Daddy III : Putt Daddy : Putt Daddy II.	VAu000648589

Viewpoint International, Inc.	Queen of the desert : (51)TB30805.	VA0001297622

Viewpoint International, Inc.	Remote island : style no. T30519, T9263.	VA0001263912

Viewpoint International, Inc.	[Romantic rendezvous] : no. 34TB30329.	VA0001217916

Viewpoint International, Inc.	[Rustic paradise] : no. TB30590.	VA0001219338

Viewpoint International, Inc.	Sail fast live slow : no. T30466, T2964.	VA0001300331

Viewpoint International, Inc.	Sails call.	VAu000648585

Viewpoint International, Inc.	Salvadorian.	VA0001221767

Viewpoint International, Inc.	Samba serenade : no. (51)TB30805.	VA0001299340

Viewpoint International, Inc.	Samba sunset.	VA0001263886

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	Seafood troops.	VA0001263919

Viewpoint International, Inc.	Shaded fern toss : no. TB30533.	VA0001259292

Viewpoint International, Inc.	Shadow palm hibiscus : no. TB-30525.	VA0001259291

Viewpoint International, Inc.	Shake my day.	VAu000648593

Viewpoint International, Inc.	Shake my day II : Shake my day.	VAu000648592

Viewpoint International, Inc.	Smooth sailing.	VA0001221772

Viewpoint International, Inc.	Snap shot.	VA0001263916

Viewpoint International, Inc.	[So right, sarong] : no. TB30453.	VA0001219388

Viewpoint International, Inc.	[South Pacific] : no. TB2556.	VA0001219342

Viewpoint International, Inc.	Splash dance : no. T7357.	VA0001300335

Viewpoint International, Inc.	Split decision.	VA0001271900

Viewpoint International, Inc.	Sports car.	VAu000656161

Viewpoint International, Inc.	Straight up.	VAu000648576

Viewpoint International, Inc.	Suite time : (51)TB2667.	VA0001299317

Viewpoint International, Inc.	Sun baked blossom.	VA0001259286

Viewpoint International, Inc.	Sundancer : pattern no. TB-2590, fall ‘04.	VA0001263753

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	[Sunset hideaway] : no. TB30359.	VA0001219348

Viewpoint International, Inc.	Swanky palms : no. (51)TB30794/TB9233.	VA0001299327

Viewpoint International, Inc.	Swingers only.	VAu000648584

Viewpoint International, Inc.	Swizzle Inn : no. T30465, T7345.	VA0001300332

Viewpoint International, Inc.	[Tahiti sweetie] : no. TB30592.	VA0001219347

Viewpoint International, Inc.	Tahitian breeze.	VA0001221753

Viewpoint International, Inc.	Tall cool one : no. T7339.	VA0001300326

Viewpoint International, Inc.	[Tarpum springs] : no. 34TB2530.	VA0001217924

Viewpoint International, Inc.	TB-2594.	VA0001259262

Viewpoint International, Inc.	TB promise me flower : no. TW7147.	VA0001214454

Viewpoint International, Inc.	TB vines visor embroidery : no. TW7148.	VA0001214456

Viewpoint International, Inc.	TB2612.	VA0001282088

Viewpoint International, Inc.	TB30434.	VA0001241846

Viewpoint International, Inc.	TB30441.	VA0001219425

Viewpoint International, Inc.	TB30444.	VA0001219432

Viewpoint International, Inc.	TB30451.	VA0001241850

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	TB30454.	VA0001241849

Viewpoint International, Inc.	TB30457.	VA0001219431

Viewpoint International, Inc.	TB30459.	VA0001219427

Viewpoint International, Inc.	TB30461.	VA0001241847

Viewpoint International, Inc.	TB30464.	VA0001219426

Viewpoint International, Inc.	TB30466.	VA0001252634

Viewpoint International, Inc.	TB30467.	VA0001219429

Viewpoint International, Inc.	TB30471.	VA0001219430

Viewpoint International, Inc.	TB30475.	VA0001241848

Viewpoint International, Inc.	TB30505.	VA0001252630

Viewpoint International, Inc.	TB30508.	VA0001252632

Viewpoint International, Inc.	TB30654.	VA0001282103

Viewpoint International, Inc.	TB30663/9222.	VA0001282112

Viewpoint International, Inc.	TB30675.	VA0001282104

Viewpoint International, Inc.	TB30680.	VA0001282097

Viewpoint International, Inc.	TB30697.	VA0001282116

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	TB30704/TB2618/TB9527.	VA0001275848

Viewpoint International, Inc.	Teetotaler : no. T7334.	VA0001300337

Viewpoint International, Inc.	Tennis man.	VAu000656162

Viewpoint International, Inc.	[Textile infusion] : no. TB30473/TB9169.	VA0001219384

Viewpoint International, Inc.	[The honeymooner] : no. 34TB1148.	VA0001217926

Viewpoint International, Inc.	Tiger Lily Lane : no. TB30644.	VA0001259276

Viewpoint International, Inc.	[Tommy tonga] : no. TB30482/TB9165.	VA0001219390

Viewpoint International, Inc.	Tranquility isle.	VA0001221748

Viewpoint International, Inc.	Triple vision : no. (51)TB30829/TB9535.	VA0001299331

Viewpoint International, Inc.	Tropical atol : no. TB-1173.	VA0001259274

Viewpoint International, Inc.	[Tropical lace] : no. 34TB30416.	VA0001217932

Viewpoint International, Inc.	Tropical sketch : no. TB-30534.	VA0001259256

Viewpoint International, Inc.	Tropical tea party : no. TB-30577.	VA0001259264

Viewpoint International, Inc.	Tropical treasure.	VA0001221751

Viewpoint International, Inc.	Turks tiles : no. (51)T30775/TB9230.	VA0001299322

Viewpoint International, Inc.	Twilight proposal.	VA0001221749

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	[Vacation vixen—back] : no. 34TB30394.	VA0001217921

Viewpoint International, Inc.	Vacation vixen—bottom.	VA0001221757

Viewpoint International, Inc.	Vintage vines : no. TB-30528.	VA0001259257

Viewpoint International, Inc.	Vintage vision.	VA0001263914

Viewpoint International, Inc.	Volcanic venture.	VA0001263901

Viewpoint International, Inc.	Wading for love.	VA0001263921

Viewpoint International, Inc.	Watercolor blossoms : no. TB-30639.	VA0001259265

Viewpoint International, Inc.	Watercolor floral : no. (51)TB30824.	VA0001297624

Viewpoint International, Inc.	[Waterfall flowers] : pattern no. TB30587.	VA0001219345

Viewpoint International, Inc.	Wedding shower.	VA0001221774

Viewpoint International, Inc.	Which way to Paradise? : (51)TB9237.	VA0001299318

Viewpoint International, Inc.	Whirlwind.	VA0001263893

Viewpoint International, Inc.	Windswept floral : (51)TB2674.	VA0001297619

Viewpoint International, Inc.	[Wings over Rio] : no. TB30465.	VA0001219424

Viewpoint International, Inc.	Woman kneeling on beach.	VAu000656157

Viewpoint International, Inc.	Zen and now : no. T30544, T7365.	VA0001300338

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INB.	LOGO STRIPE TOWEL.	VAu000957200

Tommy Bahama Group, Inc.	12 Days of Christmas.	VAu000956411

Tommy Bahama Group, Inc.	20,000 leaves under the sea : no. (61) TB31187.	VAu000700403

Tommy Bahama Group, Inc.	3-way stop : no. (53) TB30888/TB9543.	VAu000672956

Tommy Bahama Group, Inc.	3-way stop : no. (53) TB30888/TB9543.	VAu000672957

Tommy Bahama Group, Inc.	(63)TB30919	VA0001349283

Tommy Bahama Group, Inc.	(63)TB31235.	VA0001349286

Tommy Bahama Group, Inc.	(63)TB31238.	VA0001349278

Tommy Bahama Group, Inc.	(63)TB31243.	VA0001349287

Tommy Bahama Group, Inc.	(63)TB31245.	VA0001349288

Tommy Bahama Group, Inc.	(63)TB31251.	VA0001349291

Tommy Bahama Group, Inc.	(63)TB31257.	VA0001349290

Tommy Bahama Group, Inc.	(63)TB31270.	VA0001349282

Tommy Bahama Group, Inc.	(63)TB31275.	VA0001349277

Tommy Bahama Group, Inc.	(63)TB31282.	VA0001349284

Tommy Bahama Group, Inc.	(63)TB31284.	VA0001349276

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	(63)TB31292.	VA0001349281

Tommy Bahama Group, Inc.	(63)TB9335.	VA0001349285

Tommy Bahama Group, Inc.	(63)TB9340.	VA0001349292

Tommy Bahama Group, Inc.	(63)TB9341.	VA0001349275

Tommy Bahama Group, Inc.	63 TB9348.	VA0001356793

Tommy Bahama Group, Inc.	(63)TB9350.	VA0001349289

Tommy Bahama Group, Inc.	63 TB9357.	VA0001356792

Tommy Bahama Group, Inc.	(63)TB9361.	VA0001349293

TOMMY BAHAMA GROUP, INC.	(71) IS3133 KING FISHER.	VA0001625257

TOMMY BAHAMA GROUP, INC.	(73) GP115.	VAu000975988

TOMMY BAHAMA GROUP, INC.	(73) GP117.	VAu000975987

TOMMY BAHAMA GROUP, INC.	(73) GP123.	VAu000975985

TOMMY BAHAMA GROUP, INC.	(73) GP2022.	VAu000975990

TOMMY BAHAMA GROUP, INC.	(73) GP2024.	VAu000975982

TOMMY BAHAMA GROUP, INC.	(73) GP2037.	VAu000975992

Tommy Bahama Group, Inc.	(73) IS3165 KRAIN.	VA0001625267

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	(74) IS3197 EDGAR.	VAu000954851

TOMMY BAHAMA GROUP, INC.	(74) TB31553.	VA0001653316

TOMMY BAHAMA GROUP, INC.	(74) TB31558.	VA0001653266

TOMMY BAHAMA GROUP, INC.	(74) TB31561.	VA0001653254

TOMMY BAHAMA GROUP, INC.	(74) TB31562.	VA0001653328

TOMMY BAHAMA GROUP, INC.	(74) TB31564.	VA0001653296

TOMMY BAHAMA GROUP, INC.	(74) TB31565.	VA0001653283

TOMMY BAHAMA GROUP, INC.	(74) TB31569.	VA0001647628

TOMMY BAHAMA GROUP, INC.	(74) TB31572.	VA0001647645

TOMMY BAHAMA GROUP, INC.	(74) TB31573.	VA0001647600

TOMMY BAHAMA GROUP, INC.	(74) TB31575.	VA0001647641

TOMMY BAHAMA GROUP, INC.	(74) TB31577.	VA0001647649

TOMMY BAHAMA GROUP, INC.	(74) TB31579.	VA0001653324

TOMMY BAHAMA GROUP, INC.	(74) TB31585.	VA0001647648

TOMMY BAHAMA GROUP, INC.	(74) TB31586.	VA0001653336

TOMMY BAHAMA GROUP, INC.	(74) TB31587.	VA0001653320

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(74) TB31588.	VA0001653325

TOMMY BAHAMA GROUP, INC.	(74) TB31589.	VA0001647643

TOMMY BAHAMA GROUP, INC.	(74) TB31590.	VA0001658807

TOMMY BAHAMA GROUP, INC.	(74) TB31593.	VA0001653327

TOMMY BAHAMA GROUP, INC.	(74) TB31598.	VA0001653323

TOMMY BAHAMA GROUP, INC.	(74) TB31599.	VA0001653329

TOMMY BAHAMA GROUP, INC.	(74) TB31601.	VA0001653274

TOMMY BAHAMA GROUP, INC.	(74) TB31606.	VA0001653339

TOMMY BAHAMA GROUP, INC.	(74) TB31610.	VA0001647644

TOMMY BAHAMA GROUP, INC.	(74) TB31618.	VA0001653338

TOMMY BAHAMA GROUP, INC.	(74) TB9449.	VA0001653284

TOMMY BAHAMA GROUP, INC.	(74) TB9450.	VA0001653277

TOMMY BAHAMA GROUP, INC.	(74) TB9451.	VA0001653286

TOMMY BAHAMA GROUP, INC.	(74) TB9453.	VA0001653280

TOMMY BAHAMA GROUP, INC.	(74) TB9455.	VA0001653276

TOMMY BAHAMA GROUP, INC.	(74) TB9457.	VA0001653289

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(74) TB9458.	VA0001653258

TOMMY BAHAMA GROUP, INC.	(74) TB9459.	VA0001653281

TOMMY BAHAMA GROUP, INC.	(74) TB9461.	VA0001653267

TOMMY BAHAMA GROUP, INC.	(74) TB9462.	VA0001653265

TOMMY BAHAMA GROUP, INC.	(74) TB9463.	VA0001653279

TOMMY BAHAMA GROUP, INC.	(74) TB9464.	VA0001653246

TOMMY BAHAMA GROUP, INC.	(74) TB9466.	VA0001653256

TOMMY BAHAMA GROUP, INC.	(74) TB9469.	VA0001653248

TOMMY BAHAMA GROUP, INC.	(74) TB9471.	VA0001653282

TOMMY BAHAMA GROUP, INC.	(74) TB9476.	VA0001653293

TOMMY BAHAMA GROUP, INC.	(74) TB9477.	VA0001653249

TOMMY BAHAMA GROUP, INC.	(74) TBYD3439.	VA0001647647

TOMMY BAHAMA GROUP, INC.	(81) GP129.	VA0001631996

TOMMY BAHAMA GROUP, INC.	(81) GP130.	VA0001632004

TOMMY BAHAMA GROUP, INC.	(81) GP142.	VA0001631993

TOMMY BAHAMA GROUP, INC.	(81) GP2078.	VA0001632005

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(81) GP2088.	VA0001632525

TOMMY BAHAMA GROUP, INC.	(81) GP2101.	VA0001631998

TOMMY BAHAMA GROUP, INC.	(81) GP2122.	VA0001631999

TOMMY BAHAMA GROUP, INC.	(81) GP2130.	VA0001632003

TOMMY BAHAMA GROUP, INC.	(81) GP422.	VA0001632006

TOMMY BAHAMA GROUP, INC.	(81) GYD2105.	VA0001632523

Tommy Bahama Group, Inc.	(81) IS3199 BONSAI.	VAu000954831

TOMMY BAHAMA GROUP, INC.	(81) TB1221.	VA0001632977

TOMMY BAHAMA GROUP, INC.	(81) TB2977.	VA0001632976

TOMMY BAHAMA GROUP, INC.	(81) TB31422.	VA0001632974

TOMMY BAHAMA GROUP, INC.	(81) TB31631.	VA0001632970

TOMMY BAHAMA GROUP, INC.	(81) TB31635.	VA0001632971

TOMMY BAHAMA GROUP, INC.	(81) TB31643.	VA0001632973

TOMMY BAHAMA GROUP, INC.	(81) TB31646.	VA0001632975

TOMMY BAHAMA GROUP, INC.	(81) TB31648.	VA0001632978

TOMMY BAHAMA GROUP, INC.	(81) TB31649.	VA0001634025

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(81) TB31654.	VA0001634024

TOMMY BAHAMA GROUP, INC.	(81) TB31656.	VA0001634023

TOMMY BAHAMA GROUP, INC.	(81) TB31657.	VA0001634022

TOMMY BAHAMA GROUP, INC.	(81) TB31660.	VA0001634021

TOMMY BAHAMA GROUP, INC.	(81) TB31662.	VA0001634026

TOMMY BAHAMA GROUP, INC.	(81) TB31667/TB31707.	VA0001634020

TOMMY BAHAMA GROUP, INC.	(81) TB31668.	VA0001634029

TOMMY BAHAMA GROUP, INC.	(81) TB31670.	VA0001634028

TOMMY BAHAMA GROUP, INC.	(81) TB31671.	VA0001634027

TOMMY BAHAMA GROUP, INC.	(81) TB31672.	VA0001633964

TOMMY BAHAMA GROUP, INC.	(81) TB31673.	VA0001633976

TOMMY BAHAMA GROUP, INC.	(81) TB31674.	VA0001633975

TOMMY BAHAMA GROUP, INC.	(81) TB31676.	VA0001633974

TOMMY BAHAMA GROUP, INC.	(81) TB31680.	VA0001633973

TOMMY BAHAMA GROUP, INC.	(81) TB31681.	VA0001633972

TOMMY BAHAMA GROUP, INC.	(81) TB31689.	VA0001633971

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(81) TB31691.	VA0001633970

TOMMY BAHAMA GROUP, INC.	(81) TB31766.	VA0001633968

TOMMY BAHAMA GROUP, INC.	(81) TB9366.	VA0001633967

TOMMY BAHAMA GROUP, INC.	(81) TB9390.	VA0001633966

TOMMY BAHAMA GROUP, INC.	(81) TB9406.	VA0001633965

TOMMY BAHAMA GROUP, INC.	(81) TB9408.	VA0001633959

TOMMY BAHAMA GROUP, INC.	(81) TB9411.	VA0001633958

TOMMY BAHAMA GROUP, INC.	(81) TB9435.	VA0001633956

TOMMY BAHAMA GROUP, INC.	(81) TB9457.	VA0001633953

TOMMY BAHAMA GROUP, INC.	(81) TB9459.	VA0001633950

TOMMY BAHAMA GROUP, INC.	(81) TB9482.	VA0001633960

TOMMY BAHAMA GROUP, INC.	(81) TB9483.	VA0001633951

TOMMY BAHAMA GROUP, INC.	(81) TB9484/TB31632.	VA0001633949

TOMMY BAHAMA GROUP, INC.	(81) TB9484/TB31632.	VA0001632972

TOMMY BAHAMA GROUP, INC.	(81) TB9485.	VA0001633948

TOMMY BAHAMA GROUP, INC.	(81) TB9486.	VA0001633946

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(81) TB9490.	VA0001633955

TOMMY BAHAMA GROUP, INC.	(81) TB9492.	VA0001633182

TOMMY BAHAMA GROUP, INC.	(81) TB9493.	VA0001633172

TOMMY BAHAMA GROUP, INC.	(81) TB9496.	VA0001633173

TOMMY BAHAMA GROUP, INC.	(81) TB9497.	VA0001633174

TOMMY BAHAMA GROUP, INC.	(81) TB9498.	VA0001633176

TOMMY BAHAMA GROUP, INC.	(81) TB9502.	VA0001633181

TOMMY BAHAMA GROUP, INC.	(81) TB9503.	VA0001633177

TOMMY BAHAMA GROUP, INC.	(81) TB9504.	VA0001633178

TOMMY BAHAMA GROUP, INC.	(81) TB9507.	VA0001633179

TOMMY BAHAMA GROUP, INC.	(81) TB9508.	VA0001633180

TOMMY BAHAMA GROUP, INC.	(81) TB9512.	VA0001633175

TOMMY BAHAMA GROUP, INC.	(83) GP2179.	VA0001647558

TOMMY BAHAMA GROUP, INC.	(83) GP2202.	VA0001647559

TOMMY BAHAMA GROUP, INC.	(83) GWP149.	VA0001647553

TOMMY BAHAMA GROUP, INC.	(83) GWP152.	VA0001647560

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(83) GWP154.	VA0001653345

TOMMY BAHAMA GROUP, INC.	(83) GWP156.	VA0001653351

TOMMY BAHAMA GROUP, INC.	(83) GWP157.	VA0001653344

TOMMY BAHAMA GROUP, INC.	(83) GWP161.	VA0001653341

TOMMY BAHAMA GROUP, INC.	(83) GWP2171.	VA0001647562

TOMMY BAHAMA GROUP, INC.	(83) GWP2172.	VA0001647563

TOMMY BAHAMA GROUP, INC.	(83) GWP2185.	VA0001647551

TOMMY BAHAMA GROUP, INC.	(83) GWP2208.	VA0001647554

TOMMY BAHAMA GROUP, INC.	(83) T31952.	VA0001653354

TOMMY BAHAMA GROUP, INC.	(83) T32163.	VA0001653347

TOMMY BAHAMA GROUP, INC.	(83) T32169.	VA0001653340

TOMMY BAHAMA GROUP, INC.	(83) T32223.	VA0001653353

TOMMY BAHAMA GROUP, INC.	(83) T32226.	VA0001653348

TOMMY BAHAMA GROUP, INC.	(83) T32227.	VA0001653358

TOMMY BAHAMA GROUP, INC.	(83) TB2990/TB31732.	VA0001647672

TOMMY BAHAMA GROUP, INC.	(83) TB31747.	VA0001647673

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(83) TB31748.	VA0001647670

TOMMY BAHAMA GROUP, INC.	(83) TB31751.	VA0001647674

TOMMY BAHAMA GROUP, INC.	(83) TB31761.	VA0001647671

TOMMY BAHAMA GROUP, INC.	(83) TB31763.	VA0001647668

TOMMY BAHAMA GROUP, INC.	(83) TB31776.	VA0001647666

TOMMY BAHAMA GROUP, INC.	(83) TB31791.	VA0001647667

TOMMY BAHAMA GROUP, INC.	(83) TB31797.	VA0001647736

TOMMY BAHAMA GROUP, INC.	(83) TB9510.	VA0001647692

TOMMY BAHAMA GROUP, INC.	(83) TB9516.	VA0001647695

TOMMY BAHAMA GROUP, INC.	(83) TB9520.	VA0001647704

TOMMY BAHAMA GROUP, INC.	(83) TB9523.	VA0001647691

TOMMY BAHAMA GROUP, INC.	(83) TB9524.	VA0001647693

TOMMY BAHAMA GROUP, INC.	(83) TB9527.	VA0001647694

TOMMY BAHAMA GROUP, INC.	(83) TB9528.	VA0001647734

TOMMY BAHAMA GROUP, INC.	(83) TB9533.	VA0001647669

TOMMY BAHAMA GROUP, INC.	(83) TB9534.	VA0001647714

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(83) TB9536.	VA0001647722

TOMMY BAHAMA GROUP, INC.	(83) TB9539.	VA0001647717

TOMMY BAHAMA GROUP, INC.	(83) TB9543.	VA0001647700

TOMMY BAHAMA GROUP, INC.	(83) TB9544.	VA0001647709

TOMMY BAHAMA GROUP, INC.	(83) TB9545.	VA0001647727

TOMMY BAHAMA GROUP, INC.	(84)T32291.	VA0001653712

TOMMY BAHAMA GROUP, INC.	(84)T32292.	VA0001653709

TOMMY BAHAMA GROUP, INC.	(84)T32298.	VA0001653707

TOMMY BAHAMA GROUP, INC.	(84)T32307.	VA0001653714

TOMMY BAHAMA GROUP, INC.	(84)T32323.	VA0001653699

TOMMY BAHAMA GROUP, INC.	(84)TB31816.	VA0001657517

TOMMY BAHAMA GROUP, INC.	(84)TB31819.	VA0001657528

TOMMY BAHAMA GROUP, INC.	(84)TB31827B.	VA0001657534

TOMMY BAHAMA GROUP, INC.	(84)TB31828.	VA0001657495

TOMMY BAHAMA GROUP, INC.	(84)TB31830.	VA0001657511

TOMMY BAHAMA GROUP, INC.	(84)TB31831.	VA0001657538

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(84)TB31836.	VA0001657540

TOMMY BAHAMA GROUP, INC.	(84)TB31840A.	VA0001657503

TOMMY BAHAMA GROUP, INC.	(84)TB31846.	VA0001657501

TOMMY BAHAMA GROUP, INC.	(84)TB31852.	VA0001657525

TOMMY BAHAMA GROUP, INC.	(84)TB31855.	VA0001657479

TOMMY BAHAMA GROUP, INC.	(84)TB31856.	VA0001657485

TOMMY BAHAMA GROUP, INC.	(84)TB31859.	VA0001657481

TOMMY BAHAMA GROUP, INC.	(84)TB31870.	VA0001657484

TOMMY BAHAMA GROUP, INC.	(84)TB31873.	VA0001653702

TOMMY BAHAMA GROUP, INC.	(84)TB31877.	VA0001657487

TOMMY BAHAMA GROUP, INC.	(84)TB31878.	VA0001657493

TOMMY BAHAMA GROUP, INC.	(84)TB31885.	VA0001657497

TOMMY BAHAMA GROUP, INC.	(84)TB9512.	VA0001657494

TOMMY BAHAMA GROUP, INC.	(84)TB9547.	VA0001657488

TOMMY BAHAMA GROUP, INC.	(84)TB9548.	VA0001657491

TOMMY BAHAMA GROUP, INC.	(84)TB9555.	VA0001647654

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(84)TB9556.	VA0001647655

TOMMY BAHAMA GROUP, INC.	(84)TB9559.	VA0001647659

TOMMY BAHAMA GROUP, INC.	(84)TB9561.	VA0001647660

TOMMY BAHAMA GROUP, INC.	(84)TB9562.	VA0001647651

TOMMY BAHAMA GROUP, INC.	(84)TB9564.	VA0001647662

TOMMY BAHAMA GROUP, INC.	(84)TB9569.	VA0001647663

TOMMY BAHAMA GROUP, INC.	(84)TB9574.	VA0001647665

TOMMY BAHAMA GROUP, INC.	(84)TB9575.	VA0001647614

TOMMY BAHAMA GROUP, INC.	(84)TB9576.	VA0001647664

TOMMY BAHAMA GROUP, INC.	(84)TBYD3608.	VA0001653705

TOMMY BAHAMA GROUP, INC.	(84)TBYD3610.	VA0001653676

TOMMY BAHAMA GROUP, INC.	(91) GP2227.	VA0001657937

TOMMY BAHAMA GROUP, INC.	(91) T32510.	VA0001659333

TOMMY BAHAMA GROUP, INC.	(91) T32514.	VA0001659061

TOMMY BAHAMA GROUP, INC.	(91) T32526.	VA0001659057

TOMMY BAHAMA GROUP, INC.	(91) T32527.	VA0001659038

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(91) T32535.	VA0001659044

TOMMY BAHAMA GROUP, INC.	(91) T32542.	VA0001659380

TOMMY BAHAMA GROUP, INC.	(91) T9592.	VA0001659344

TOMMY BAHAMA GROUP, INC.	(91) TB20012.	VA0001657948

TOMMY BAHAMA GROUP, INC.	(91) TB20019.	VA0001657936

TOMMY BAHAMA GROUP, INC.	(91) TB31447.	VA0001657946

TOMMY BAHAMA GROUP, INC.	(91) TB31909.	VA0001657945

TOMMY BAHAMA GROUP, INC.	(91) TB31921.	VA0001657943

TOMMY BAHAMA GROUP, INC.	(91) TB31926.	VA0001658036

TOMMY BAHAMA GROUP, INC.	(91) TB31928.	VA0001658025

TOMMY BAHAMA GROUP, INC.	(91) TB31930.	VA0001658035

TOMMY BAHAMA GROUP, INC.	(91) TB31931.	VA0001658038

TOMMY BAHAMA GROUP, INC.	(91) TB31934A/TB31934B.	VA0001661399

TOMMY BAHAMA GROUP, INC.	(91) TB31935.	VA0001661738

TOMMY BAHAMA GROUP, INC.	(91) TB31937.	VA0001661735

TOMMY BAHAMA GROUP, INC.	(91) TB31938.	VA0001661732

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(91) TB31943.	VA0001661402

TOMMY BAHAMA GROUP, INC.	(91) TB31944A+B/TBEM977.	VA0001661442

TOMMY BAHAMA GROUP, INC.	(91) TB31947.	VA0001661436

TOMMY BAHAMA GROUP, INC.	(91) TB31948.	VA0001661717

TOMMY BAHAMA GROUP, INC.	(91) TB31949.	VA0001661727

TOMMY BAHAMA GROUP, INC.	(91) TB31952.	VA0001661728

TOMMY BAHAMA GROUP, INC.	(91) TB31955.	VA0001660423

TOMMY BAHAMA GROUP, INC.	(91) TB31956.	VA0001660420

TOMMY BAHAMA GROUP, INC.	(91) TB31958.	VA0001660587

TOMMY BAHAMA GROUP, INC.	(91) TB31962A.	VA0001660418

TOMMY BAHAMA GROUP, INC.	(91) TB31964.	VA0001660419

TOMMY BAHAMA GROUP, INC.	(91) TB31965/TBEM988.	VA0001660417

TOMMY BAHAMA GROUP, INC.	(91) TB31968.	VA0001660416

TOMMY BAHAMA GROUP, INC.	(91) TB31977.	VA0001660424

TOMMY BAHAMA GROUP, INC.	(91) TB31978.	VA0001660422

TOMMY BAHAMA GROUP, INC.	(91) TB31985.	VA0001660421

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(91) TB31987/TBEM8.	VA0001661401

TOMMY BAHAMA GROUP, INC.	(91) TB9578.	VA0001661412

TOMMY BAHAMA GROUP, INC.	(91) TB9579.	VA0001661410

TOMMY BAHAMA GROUP, INC.	(91) TB9581.	VA0001661408

TOMMY BAHAMA GROUP, INC.	(91) TB9582.	VA0001661405

TOMMY BAHAMA GROUP, INC.	(91) TB9585.	VA0001661403

TOMMY BAHAMA GROUP, INC.	(91) TB9586.	VA0001659377

TOMMY BAHAMA GROUP, INC.	(91) TB9589.	VA0001659340

TOMMY BAHAMA GROUP, INC.	(91) TB9590.	VA0001659098

TOMMY BAHAMA GROUP, INC.	(91) TB9595.	VA0001659364

TOMMY BAHAMA GROUP, INC.	(91) TB9596.	VA0001659368

TOMMY BAHAMA GROUP, INC.	(91) TB9598.	VA0001661426

TOMMY BAHAMA GROUP, INC.	(91) TB9599.	VA0001659372

TOMMY BAHAMA GROUP, INC.	(91) TB9605.	VA0001659328

TOMMY BAHAMA GROUP, INC.	(91) TB9608.	VA0001659049

TOMMY BAHAMA GROUP, INC.	(91) TB9611.	VA0001659073

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(91) TB9612.	VA0001659135

TOMMY BAHAMA GROUP, INC.	(91) TB9613/TB1238.	VA0001659069

TOMMY BAHAMA GROUP, INC.	(91) TB9614.	VA0001659065

TOMMY BAHAMA GROUP, INC.	(91) TB9616.	VA0001659116

TOMMY BAHAMA GROUP, INC.	(91) TB9617.	VA0001659103

TOMMY BAHAMA GROUP, INC.	(91) TB9618.	VA0001659336

TOMMY BAHAMA GROUP, INC.	(91) TB9620.	VA0001659032

TOMMY BAHAMA GROUP, INC.	(91) TBG EMB68.	VA0001659122

TOMMY BAHAMA GROUP, INC.	(91) TBG EMB70.	VA0001659083

Tommy Bahama Group, Inc.	Agave jungle : (64) TB31349.	VA0001404772

TOMMY BAHAMA GROUP, INC.	ALL SHOOK UP.	VA0001633954

Tommy Bahama Group, Inc.	Amazon palm : no. (71) TB31407.	VA0001399075

Tommy Bahama Group, Inc.	Anchor’s away : no. (61) TB31117.	VAu000700398

Tommy Bahama Group, Inc.	Apertif : no. (73) TB31528.	VA0001416775

Tommy Bahama Group, Inc.	Aqua bloom : no. (61) TB9305.	VAu000700417

Tommy Bahama Group, Inc.	Aruba palms : (54) TBYD3150.	VAu000676353

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Aruban nights : (54) TB31011/9277.	VAu000676350

Tommy Bahama Group, Inc.	Back to Pair-A-Dice.	VAu000956412

Tommy Bahama Group, Inc.	Backseat Grill.	VAu000956416

Tommy Bahama Group, Inc.	Bahama bam boo : no. (53) TB30456.	VAu000672937

Tommy Bahama Group, Inc.	Bahama henna : no. (61)TB2784.	VA0001383819

Tommy Bahama Group, Inc.	Baja breeze : (54) TB31070	VAu000676347

Tommy Bahama Group, Inc.	Balinese blossoms : no. (61)TB31127 (wovens)/TB2809(knits)	VA0001383824

Tommy Bahama Group, Inc.	Bamboo aboard : no. (61) TB31087.	VAu000700429

Tommy Bahama Group, Inc.	Bamboo cove : no. (73) TB31490.	VA0001416767

Tommy Bahama Group, Inc.	Bamboo haku : no. (61) TB31202.	VAu000700438

Tommy Bahama Group, Inc.	Bamboo island.	VAu000729412

Tommy Bahama Group, Inc.	Banana tienda : no. (61) TB31088.	VAu000700430

Tommy Bahama Group, Inc.	Bandana beauty.	VAu000725443

TOMMY BAHAMA GROUP, INC.	BAREFOOT BAR.	VAu000963177

Tommy Bahama Group, Inc.	Batik la chique : no. (73) TB31488.	VA0001416744

Tommy Bahama Group, Inc.	BBQ eskew : (64) TB9382/TB9383.	VA0001404756

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Beautiful orchid.	VAu000729415

Tommy Bahama Group, Inc.	Beautiful orchid engineered.	VAu000729411

Tommy Bahama Group, Inc.	Beauty on the beach : (64) TB9385.	VA0001404757

Tommy Bahama Group, Inc.	Bed with leaf pattern linens.	VAu000647382

Tommy Bahama Group, Inc.	Beyond the bungalow : no. (61)TB31148.	VA0001383828

Tommy Bahama Group, Inc.	Big bird.	VAu000665729

TOMMY BAHAMA GROUP, INC.	BILL COLLECTOR BAR.	VAu000957155

Tommy Bahama Group, Inc.	Bird is the word : (64) TB9264.	VA0001404769

Tommy Bahama Group, Inc.	Bird watching : no. 63 TB31264.	VA0001356796

Tommy Bahama Group, Inc.	Birds afloat : no. (53) TB2727.	VAu000672942

Tommy Bahama Group, Inc.	Bloom service : no. (61) TB9299	VAu000700414

Tommy Bahama Group, Inc.	Blossoms galore.	VAu000702559

TOMMY BAHAMA GROUP, INC.	BOARDS OF A FEATHER.	VAu000957595

Tommy Bahama Group, Inc.	Bombay blooms : no. (53) TB30951/9251.	VAu000672946

Tommy Bahama Group, Inc.	Bombay greetings : (63) TB31241.	VA0001356865

Tommy Bahama Group, Inc.	Bordeaux blooms : no. (73) TB31496.	VA0001416756

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Born to swing.	VAu000685936

Tommy Bahama Group, Inc.	Brighten beachy : (64) TB9367.	VA0001404762

Tommy Bahama Group, Inc.	Bungalow blooms : GP108.	VA0001404794

Tommy Bahama Group, Inc.	Bungalow Blues.	VAu000972581

Tommy Bahama Group, Inc.	Bungalow Blues Garden.	VAu000956108

Tommy Bahama Group, Inc.	Bungalow Blues Jamboree.	VAu000956132

Tommy Bahama Group, Inc.	Bungalow Blues Played in the Shade.	VAu000956139

Tommy Bahama Group, Inc.	Bursting Bouquet : no. TB (53)30916.	VAu000667410

Tommy Bahama Group, Inc.	Cactus cantina : (54) TB31009/9547.	VAu000676368

Tommy Bahama Group, Inc.	Calistoga canopy : no. (73) TB31485.	VA0001416769

Tommy Bahama Group, Inc.	Call to hula : (63) TB31255.	VA0001356864

Tommy Bahama Group, Inc.	Capri coast dress and skirt.	VA0001427900

Tommy Bahama Group, Inc.	Capri coast shirt.	VA0001427892

Tommy Bahama Group, Inc.	Carnival garden : (71) TB31402.	VA0001404798

Tommy Bahama Group, Inc.	Casa Blanca ; Azul.	VAu000665719

Tommy Bahama Group, Inc.	Casa Blanca ; Rojo.	VAu000665720

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Casa de flora : (64) TB9366.	VA0001404763

Tommy Bahama Group, Inc.	Casa del Habano : no. (53) TB30928/9545.	VAu000672941

Tommy Bahama Group, Inc.	Casino Coast : (64) TB31357.	VA0001404776

TOMMY BAHAMA GROUP, INC.	CASTING CALL.	VAu000957209

Tommy Bahama Group, Inc.	Casual moments.	VAu000725445

Tommy Bahama Group, Inc.	Cat-chi : no. (54) TB30981.	VAu000672345

Tommy Bahama Group, Inc.	Cat’s meow : no. (54) TB30984.	VAu000672344

Tommy Bahama Group, Inc.	Celebration : no. TB (53)30954.	VAu000667418

Tommy Bahama Group, Inc.	Chair affair.	VAu000725444

Tommy Bahama Group, Inc.	Channel surfer : no. (71) TB9400.	VA0001399057

Tommy Bahama Group, Inc.	Charms of the kasbah : no. (61)TB31138(wovens)/TB31137(borders)	VA0001383822

Tommy Bahama Group, Inc.	Cherry blossom dress.	VAu000729416

Tommy Bahama Group, Inc.	Cherry blossom scarf : no. (64)TW7226.	VAu000734883

Tommy Bahama Group, Inc.	Cherry blossom skirt.	VAu000729414

Tommy Bahama Group, Inc.	Chill time denim.	VAu000725449

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Citrus garden : no. (61)TB2790 (knit/TB31145(woven)	VA0001383829

Tommy Bahama Group, Inc.	Clear flower.	VAu000668308

Tommy Bahama Group, Inc.	Climbing vines : no. (63)TB31331.	VAu000695531

Tommy Bahama Group, Inc.	Coastline craze : (54) TB31034/9280.	VAu000676356

Tommy Bahama Group, Inc.	Cocktail cruise : (63) TB9345.	VA0001356856

Tommy Bahama Group, Inc.	Conga Miranda : T31640 (embroidered shirt)	VAu000744762

Tommy Bahama Group, Inc.	Cool breeze beauty.	VAu000725440

Tommy Bahama Group, Inc.	Copa Cabana : GP107.	VA0001404779

Tommy Bahama Group, Inc.	Copabanana : (71) TB30680.	VA0001404790

Tommy Bahama Group, Inc.	Corsica cactus : (54) tb31016.	VAu000676337

Tommy Bahama Group, Inc.	Courtly columns : no. (61)TB31231.	VA0001383816

Tommy Bahama Group, Inc.	Coyote cove : no. (73) TB31493.	VA0001416764

Tommy Bahama Group, Inc.	Crustacean formation : no. (71) TB31445/TB9424.	VA0001399064

Tommy Bahama Group, Inc.	Cuban cove seeker : no. (61) TB9311.	VAu000700418

Tommy Bahama Group, Inc.	Cubano cascade : no. (61) TB9308.	VAu000700424

Tommy Bahama Group, Inc.	Daily double : no. T31807.	VAu000750258

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Dancing daylight : no. (54) TB31063.	VAu000672348

Tommy Bahama Group, Inc.	Del sol stripe ; Agua.	VAu000665717

Tommy Bahama Group, Inc.	Del sol stripe ; Limon.	VAu000665718

Tommy Bahama Group, Inc.	Desert jungle : no. TBW30070	VAu000747021

TOMMY BAHAMA GROUP, INC.	DESERT PHOENIX.	VAu000957221

Tommy Bahama Group, Inc.	Desert surf : no. (73) TB31530.	VA0001416758

TOMMY BAHAMA GROUP, INC.	DESPERATE STEAK KNIVES	VAu000957156

Tommy Bahama Group, Inc.	Destination relaxation : no. (71) TB9399.	VA0001399065

Tommy Bahama Group, Inc.	Destination vacation : (71) TB9411.	VA0001396861

Tommy Bahama Group, Inc.	Destination vacation towel : TR727 (towel).	VAu000744769

Tommy Bahama Group, Inc.	Dive & dash : (64) TB9369.	VA0001404764

Tommy Bahama Group, Inc.	Diver’s delight : no. (61) TB9318.	VAu000700406

Tommy Bahama Group, Inc.	Don Juan de palmo : no. (61) TB31094.	VAu000700399

TOMMY BAHAMA GROUP, INC.	DOWN SHIFT	VAu000963174

Tommy Bahama Group, Inc.	Dragon racing : (54) TB31012/9273/9546.	VAu000676341

Tommy Bahama Group, Inc.	Dune garden : no. (73) TB31531.	VA0001416774

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Early bird : (64) TB31352.	VA0001404750

Tommy Bahama Group, Inc.	El Grande : no. (53) TB30949.	VAu000672929

TOMMY BAHAMA GROUP, INC.	EX PRESIDENTE’ CAMP.	VAu000957464

Tommy Bahama Group, Inc.	Fade Out Ave. : no. (61) TB9320.	VAu000700404

Tommy Bahama Group, Inc.	Fall fronds : no. (63)TB2862.	VAu000695535

Tommy Bahama Group, Inc.	Fan club : no. (61) TB31116.	VAu000700407

Tommy Bahama Group, Inc.	Fan mail : no. (73) TB9441.	VA0001416754

Tommy Bahama Group, Inc.	Fanbrella : no. (61) TB31110.	VAu000700434

Tommy Bahama Group, Inc.	Fantango : no. (61) TB31076.	VAu000700445

Tommy Bahama Group, Inc.	Fields of paradise : no. TB(53) 30947.	VAu000667397

Tommy Bahama Group, Inc.	Fiesta stripe : Azul : And rojo.	VAu000678182

Tommy Bahama Group, Inc.	Filigree paisley : no. TBW30060.	VAu000747019

Tommy Bahama Group, Inc.	Final Shakedown.	VAu000960109

Tommy Bahama Group, Inc.	Finding Reno : (64) TB9374.	VA0001404770

Tommy Bahama Group, Inc.	Fire floral : no. TB (52)30895.	VAu000667402

Tommy Bahama Group, Inc.	Fire floral : no. TB(53) 30885 ENG.	VAu000667392

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	FISH & CHICKS.	VAu000957154

Tommy Bahama Group, Inc.	Fish ‘n’ chicks : (64) TB9384.	VA0001404773

Tommy Bahama Group, Inc.	Five O’Clock Shadow.	VAu000956727

TOMMY BAHAMA GROUP, INC.	FLAMINGO LANES.	VAu000957204

Tommy Bahama Group, Inc.	Fleur de force : no. (63)TB2845/31285.	VAu000695530

Tommy Bahama Group, Inc.	Fleur Island : (54) TB31001.	VAu000676358

Tommy Bahama Group, Inc.	Flora aura : no. (71) TB31415.	VA0001399079

Tommy Bahama Group, Inc.	Flora bora jacquard.	VA0001427897

Tommy Bahama Group, Inc.	Flora da keys : no. (53) TB9258.	VAu000672928

Tommy Bahama Group, Inc.	Floral fiesta : no. (53)30897.	VAu000667409

Tommy Bahama Group, Inc.	Floral reflections : no. (73) TB31504.	VA0001416752

Tommy Bahama Group, Inc.	Flotilla : no. (61) TB31077.	VAu000700405

Tommy Bahama Group, Inc.	Fluer de France : (54) TB9285.	VAu000676355

TOMMY BAHAMA GROUP, INC.	G3046.	VAu000977586

TOMMY BAHAMA GROUP, INC.	G3047.	VAu000977579

TOMMY BAHAMA GROUP, INC.	G3049.	VAu000977582

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Garden mirage.	VAu000725451

Tommy Bahama Group, Inc.	Garden of hope & courage/borders of paradise : no. (53) TB30872/TB9264.	VAu000672949

Tommy Bahama Group, Inc.	Garden of hope & courage, HOL 05 : (54) TB31074.	VAu000676351

Tommy Bahama Group, Inc.	Garden of hope and courage fall 07 : no. (73) TB31512.	VA0001416760

Tommy Bahama Group, Inc.	Garden of hope and courage spring ‘06/bourbon bloom : no. (61) TB31106/9555.	VAu000700440

Tommy Bahama Group, Inc.	Gateway of India: no. 63 TB31244.	VA0001356795

Tommy Bahama Group, Inc.	Geisha gardens : no. (61) TB31198.	VAu000700437

Tommy Bahama Group, Inc.	Ginger lei : no. (61) TB31107.	VAu000700420

Tommy Bahama Group, Inc.	Ginger sail : no. TB (53)30971.	VAu000667420

Tommy Bahama Group, Inc.	Glass menagerie : no. (54) TB2761, (54) TB2734, (54) TB30998.	VAu000672352

Tommy Bahama Group, Inc.	Grand Prix : (64) TB31362.	VA0001404765

Tommy Bahama Group, Inc.	Halelani view : (64) TB31365.	VA0001404758

Tommy Bahama Group, Inc.	Hammock lounger : no. (53) TB30835.	VAu000667412

Tommy Bahama Group, Inc.	Havana Blast Ave. : no. (61) TB9307.	VAu000700412

Tommy Bahama Group, Inc.	Havana heat : no. (61) TB31217/31218.	VAu000700444

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Hawaiiain ginger.	VAu000685941

Tommy Bahama Group, Inc.	Hawaiian garden : (64) TB31111.	VA0001404767

Tommy Bahama Group, Inc.	Hawaiian hiatus : (71) TB9408.	VA0001396863

Tommy Bahama Group, Inc.	Hawaiian shirt plate.	VAu000685938

Tommy Bahama Group, Inc.	Head over heels : GP283.	VA0001404795

Tommy Bahama Group, Inc.	Her split decision.	VAu000725442

Tommy Bahama Group, Inc.	HIBISCUS AHOY.	VA0001640263

Tommy Bahama Group, Inc.	Hibiscus blues : no. (61) TB31085.	VAu000700436

Tommy Bahama Group, Inc.	Hibiscus high road : no. (73) TB9426.	VA0001416761

Tommy Bahama Group, Inc.	Hibiscus mistress : no. (53) TB30923/9259.	VAu000672953

Tommy Bahama Group, Inc.	Hibiscus parade : no. (61) TB31204.	VAu000700421

Tommy Bahama Group, Inc.	Hidden fruit : no. (53) TB2726.	VAu000672933

Tommy Bahama Group, Inc.	Hidden hibiscus: (64) TB31374.	VA0001404752

Tommy Bahama Group, Inc.	Hidden hibiscus: (54) TB2774.	VAu000672337

Tommy Bahama Group, Inc.	Highway to my way : no. (63) TB9360.	VA0001349265

Tommy Bahama Group, Inc.	Hip trip : no. (73) TB9434.	VA0001416763

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Hokkaido hibiscus : no. (61) TB31109	VAu000700401

Tommy Bahama Group, Inc.	Hold’em & fold’em : (64) TB31361.	VA0001404751

Tommy Bahama Group, Inc.	Honey, I blew up the pineapple : no. (71) TB9418.	VA0001399077

Tommy Bahama Group, Inc.	Hot tropics ; Indigo.	VAu000665728

Tommy Bahama Group, Inc.	Hot tropics ; Mango.	VAu000665727

Tommy Bahama Group, Inc.	Hotel Bombay Lounge.	VAu000703507

Tommy Bahama Group, Inc.	Hula lookin’ at : no. (71) TB9391.	VA0001399068

TOMMY BAHAMA GROUP, INC.	HULA LOTTA SHAKIN’.	VAu000957190

Tommy Bahama Group, Inc.	Hum a little song.	VAu000702562

Tommy Bahama Group, Inc.	Ink blossom : no. TBW30077.	VAu000747018

Tommy Bahama Group, Inc.	Ink blossoms allover : no. (61)TB31225.	VA0001383815

Tommy Bahama Group, Inc.	Ink blossoms : no. (61)TB31220.	VA0001383834

Tommy Bahama Group, Inc.	Ironwork : no. (64)TW30528, TW60557, TW60227.	VAu000734886

Tommy Bahama Group, Inc.	Island canopy.	VA0001427895

Tommy Bahama Group, Inc.	Island canvas : (63) TB9356.	VA0001356863

Tommy Bahama Group, Inc.	Island flora : no. TBW2023.	VAu000747023

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Island fronds.	VAu000729410

Tommy Bahama Group, Inc.	Island grove : (71) TB31428.	VA0001404781

Tommy Bahama Group, Inc.	Island imprints : no. (53) TB30933.	VAu000672960

Tommy Bahama Group, Inc.	Island Mirage Ave. : no. (61) TB9330.	VAu000700400

Tommy Bahama Group, Inc.	Island palm-palms : (63) TB31236.	VA0001356859

Tommy Bahama Group, Inc.	Island reserve : no. (73) TB31492.	VA0001416742

Tommy Bahama Group, Inc.	Island rockstar : T31551 (embroidered shirt).	VAu000744763

Tommy Bahama Group, Inc.	Island shadows.	VAu000729413

Tommy Bahama Group, Inc.	Java see java do : no. (61) TB9317.	VAu000700402

Tommy Bahama Group, Inc.	Jeans that rock!	VAu000725450

Tommy Bahama Group, Inc.	Jewel of the Isle : no. (71) TB31417.	VA0001399058

Tommy Bahama Group, Inc.	Jungle shakedown.	VAu000703509

Tommy Bahama Group, Inc.	Ka-Bloom ; Azul.	VAu000665725

Tommy Bahama Group, Inc.	Ka-Bloom ; Bojo.	VAu000665726

Tommy Bahama Group, Inc.	Kaleidascope floral	VAu000702564

Tommy Bahama Group, Inc.	King cone : (54) TB31053.	VAu000676367

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	King of blues : no. (61) TB31216.	VAu000700431

Tommy Bahama Group, Inc.	King of cool.	VAu000685937

Tommy Bahama Group, Inc.	Kitty’s purr : no. (54) TB2738.	VAu000672347

Tommy Bahama Group, Inc.	Knot a floral shirt.	VA0001427898

Tommy Bahama Group, Inc.	Knot a floral shirt.	VA0001427893

Tommy Bahama Group, Inc.	LA to Las Vegas : no. (61) TB31119/9554.	VAu000700410

Tommy Bahama Group, Inc.	Lady Luau : (64) TB31364.	VA0001404774

Tommy Bahama Group, Inc.	Lanikai leaves : (64) TB31367.	VA0001404766

Tommy Bahama Group, Inc.	Last cantina : (54) TB31005.	VAu000676363

Tommy Bahama Group, Inc.	Late harvest : no. (73) TB31486.	VA0001416779

Tommy Bahama Group, Inc.	Lattice border : no. (64)TW30520.	VAu000734887

Tommy Bahama Group, Inc.	Lava lounge : (63) TB9333.	VA0001356858

Tommy Bahama Group, Inc.	Leaf bazaar.	VAu000729409

Tommy Bahama Group, Inc.	Leaf me here : (64) TB31371.	VA0001404761

Tommy Bahama Group, Inc.	Leaful weapon : (71) TB9397/TB9413.	VA0001404782

Tommy Bahama Group, Inc.	Leaves fallin’ : no. (61) TB9352.	VAu000700409

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Lei Down & Relax.	VAu000956415

Tommy Bahama Group, Inc.	Lei ‘n’ around : no. (61) TB9302.	VAu000700411

Tommy Bahama Group, Inc.	Lei’n around : no. (73) TB9435.	VA0001416759

Tommy Bahama Group, Inc.	Lei’z daze : no. (71) TB9394.	VA0001399059

Tommy Bahama Group, Inc.	Linen on shelves.	VAu000647381

Tommy Bahama Group, Inc.	Linen reef : (71) TB31447.	VA0001396857

Tommy Bahama Group, Inc.	Linework floral.	VAu000702561

Tommy Bahama Group, Inc.	Live bait : no. (53) TB30877/TB9248.	VAu000672952

Tommy Bahama Group, Inc.	Loafers on end table.	VAu000647368

Tommy Bahama Group, Inc.	Longboard Cigars.	VAu000958905

Tommy Bahama Group, Inc.	LOON RIVER (74) TB31570.	VA0001627065

Tommy Bahama Group, Inc.	Lost and swinging : T31656 (embroidered shirt)	VAu000744766

Tommy Bahama Group, Inc.	Lost lagoon seeker : no. (61) TB9304.	VAu000700428

Tommy Bahama Group, Inc.	Lotus maximus : (54) TB31071/9284.	VAu000676357

Tommy Bahama Group, Inc.	Lounge Wizard	VAu000956423

Tommy Bahama Group, Inc.	Luau sunset : no. (71) TB31451.	VA0001399071

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Lucky streak : no. (71) TB9393.	VA0001399066

Tommy Bahama Group, Inc.	Lunar festival : no. (71) TB31425.	VA0001399073

Tommy Bahama Group, Inc.	Lunar lotus : (54) TB31054/9286.	VAu000676346

Tommy Bahama Group, Inc.	Madeira floral : no. TBW30055.	VAu000747015

Tommy Bahama Group, Inc.	Madeira jacquard : no. TWJ73001.	VAu000747022

Tommy Bahama Group, Inc.	Mai-tie (dye) : Mango : And lily pad : And indigo.	VAu000678181

Tommy Bahama Group, Inc.	Maiden Monaco.	VA0001393468

Tommy Bahama Group, Inc.	Man and his guitar.	VAu000725448

Tommy Bahama Group, Inc.	Man and woman embracing love.	VAu000647375

Tommy Bahama Group, Inc.	Man and woman embracing on beach.	VAu000647373

Tommy Bahama Group, Inc.	Man and woman embracing under palm tree.	VAu000647372

Tommy Bahama Group, Inc.	Man and woman in glasses.	VAu000668305

Tommy Bahama Group, Inc.	Man and woman in happy embrace.	VAu000647377

Tommy Bahama Group, Inc.	Man standing in doorway.	VAu000647378

Tommy Bahama Group, Inc.	Manor de mango : (54) TB31050/9283.	VAu000676342

Tommy Bahama Group, Inc.	Man’s feet in sandals.	VAu000647376

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Man’s watch 10:10.	VAu000647383

Tommy Bahama Group, Inc.	Mardi Gras mirage : no. (71) TB30557.	VA0001399070

Tommy Bahama Group, Inc.	Margarita bloom : no. (64) TB31355.	VA0001402541

Tommy Bahama Group, Inc.	Marina half price : (54) TB9289.	VAu000676360

TOMMY BAHAMA GROUP, INC.	MARLIN LINE-UP.	VAu000957203

TOMMY BAHAMA GROUP, INC.	MARLIN MAYHEM	VAu000963176

Tommy Bahama Group, Inc.	Martini break : no. (71) TB31432.	VA0001399078

Tommy Bahama Group, Inc.	Martini gras : no. (61) TB31102.	VAu000700439

Tommy Bahama Group, Inc.	Masquerade mix : no. (71) TB31466.	VA0001399081

Tommy Bahama Group, Inc.	Maximum over chill : no. (73) TB9428.	VA0001416748

Tommy Bahama Group, Inc.	Medallion stallion : no. (53) TB30921/9256.	VAu000672934

Tommy Bahama Group, Inc.	Menage a palms : no. (53) TB30940.	VAu000672938

Tommy Bahama Group, Inc.	Mermaid on the rocks : TR2017 (tee)	VAu000744768

Tommy Bahama Group, Inc.	Mexican market ; (53) TB30896 green.	VAu000664534

Tommy Bahama Group, Inc.	Mexican market : no. (53) TB 30896.	VAu000667405

Tommy Bahama Group, Inc.	Miami heatwave : no. (71) TB31453.	VA0001399056

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Mirage collage : (71) TB9421.	VA0001396858

Tommy Bahama Group, Inc.	Mirror palms : (54) TB31019/9279.	VAu000676344

Tommy Bahama Group, Inc.	Mojito montage : no. (73) TB9427.	VA0001416770

Tommy Bahama Group, Inc.	Monkey’s wild : no. (53) TB30889.	VAu000672935

Tommy Bahama Group, Inc.	Moonlit jungle : no. TBW30059.	VAu000747032

Tommy Bahama Group, Inc.	Morrow Bay : no. (71) TB9404.	VA0001399061

Tommy Bahama Group, Inc.	Mosaic mambo : no. (61) TB31091.	VAu000700408

Tommy Bahama Group, Inc.	Mr. Martini : no. (71) TB31436.	VA0001401296

Tommy Bahama Group, Inc.	Muscat mirage : no. (73) TB31494.	VA0001416778

Tommy Bahama Group, Inc.	My maharaja : no. (61)TB31138(wovens)/ TB31139(border).	VA0001383820

Tommy Bahama Group, Inc.	Native bird.	VAu000665731

TOMMY BAHAMA GROUP, INC.	NATURAL BORN GRILLER.	VAu000957193

Tommy Bahama Group, Inc.	Nautical anchor.	VA0001427890

Tommy Bahama Group, Inc.	Nautical crest.	VA0001427888

Tommy Bahama Group, Inc.	Networth : T31650 (embroidered shirt)	VAu000744767

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Never ending summer : no. 63 TB31297.	VA0001356794

Tommy Bahama Group, Inc.	New bird.	VAu000665730

Tommy Bahama Group, Inc.	New horizons : no. (54) TB2753B.	VAu000672340

Tommy Bahama Group, Inc.	Nostalgia flower : no. TB (53)30900.	VAu000667413

Tommy Bahama Group, Inc.	Nostalgia Ironwork : no. (53) TB 30931.	VAu000667406

Tommy Bahama Group, Inc.	Nostalgia : no. TB (53)30901.	VAu000667419

Tommy Bahama Group, Inc.	Oasis garden : no. (64)TW30537, TW60234, TW14234.	VAu000734884

Tommy Bahama Group, Inc.	Of Koi-ce : (71) TB31418.	VA0001404800

Tommy Bahama Group, Inc.	Off Shore Rocket.	VAu000956321

Tommy Bahama Group, Inc.	Off the deep end : T31641 (embroidered shirt)	VAu000744764

Tommy Bahama Group, Inc.	Old Havanna : no. TB (53)3899A.	VAu000667415

Tommy Bahama Group, Inc.	On the prowl : no. (53) TB30942/9542.	VAu000672958

Tommy Bahama Group, Inc.	Orchards blossoms bouquet.	VAu000702560

Tommy Bahama Group, Inc.	Orchid sanctuary : no. (54) TB31022.	VAu000672349

Tommy Bahama Group, Inc.	Orchid you out : no. (61) TB31123.	VAu000700413

Tommy Bahama Group, Inc.	Orlando plume : no. (63) TB31233.	VA0001349267

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Ornamental flowers : no. (63)TB2878.	VAu000695529

Tommy Bahama Group, Inc.	Pacific breeze : no. (73) TB31500.	VA0001416753

Tommy Bahama Group, Inc.	Painted palms : (64) TB31351.	VA0001404748

Tommy Bahama Group, Inc.	Paisley daze : no. (61)TB31137(woven)/ TB2779(knits).	VA0001383814

Tommy Bahama Group, Inc.	Paisley of paradise : (63) TB31252.	VA0001356854

Tommy Bahama Group, Inc.	Palm away : (54) TB31052/9275.	VAu000676362

Tommy Bahama Group, Inc.	Palm bounty : (54) TB9293.	VAu000676369

Tommy Bahama Group, Inc.	Palm date : no. (53) TB30922.	VAu000672947

Tommy Bahama Group, Inc.	Palm de provence : (54) TB2747.	VAu000676366

Tommy Bahama Group, Inc.	Palm Desert : no. TB31413.	VA0001398906

Tommy Bahama Group, Inc.	Palm Drive : no. TB30869 : TB2689.	VAu000657926

Tommy Bahama Group, Inc.	Palm eclipse : no. (53) TB30941.	VAu000672936

Tommy Bahama Group, Inc.	Palm flings : (71) TB31403.	VA0001404792

Tommy Bahama Group, Inc.	Palm mirage : no. (61) TB31121.	VAu000700425

Tommy Bahama Group, Inc.	Palm mirage : no. (64)TW60236, TW14230, TW8282.	VAu000734888

Tommy Bahama Group, Inc.	Palm O’ Rama : TR747 (golf towel)	VAu000744759

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Palm of fame : no. (61) TB31100.	VAu000700422

Tommy Bahama Group, Inc.	Palm o’rama : no. (71) TB9406.	VA0001399067

Tommy Bahama Group, Inc.	Palm portrait : (54) TB31000.	VAu000676339

Tommy Bahama Group, Inc.	Palm relief : (54) TB9184.	VAu000676338

Tommy Bahama Group, Inc.	Palm Springs postcard : (71) TB31452.	VA0001404793

Tommy Bahama Group, Inc.	Palm tree jungle.	VA0001427891

Tommy Bahama Group, Inc.	Palm tree place : no. (61)TB31149(wovens)/ TB2801(knits).	VA0001383823

Tommy Bahama Group, Inc.	Palmas ; Agua.	VAu000665723

Tommy Bahama Group, Inc.	Palmas ; Limon.	VAu000665724

Tommy Bahama Group, Inc.	Palms together : (54) TBYD2118.	VAu000676354

Tommy Bahama Group, Inc.	Palms unite : no. (73) TB31495.	VA0001416741

Tommy Bahama Group, Inc.	Paradise camp : no. (73) TB31491.	VA0001416765

TOMMY BAHAMA GROUP, INC.	PARADISE DISTILLED.	VAu000957208

Tommy Bahama Group, Inc.	Paradise grand prix.	VAu000703508

Tommy Bahama Group, Inc.	Paradise Hotel silk scarf.	VA0001427899

Tommy Bahama Group, Inc.	Paradise Nation.	VAu000956420

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Paradise nation : no. T20709.	VAu000750261

TOMMY BAHAMA GROUP, INC.	PARADISE ON TAP.	VAu000957206

Tommy Bahama Group, Inc.	Paradise plunder.	VAu000713103

Tommy Bahama Group, Inc.	Paradise Ranch.	VAu000685935

Tommy Bahama Group, Inc.	Paradise Ranch (54) TB31017/9292.	VAu000676352

Tommy Bahama Group, Inc.	Paradise vintage : (54) TB31048.	VAu000676364

Tommy Bahama Group, Inc.	Parrots of the Caribbean : (64) TB31341.	VA0001404755

Tommy Bahama Group, Inc.	Party on : no. (73) TB9447.	VA0001416750

Tommy Bahama Group, Inc.	Passion for paradise : no. (73) TB9440.	VA0001416762

Tommy Bahama Group, Inc.	Peach orchard.	VAu000702567

Tommy Bahama Group, Inc.	Pele palm : no. (71) TB31456.	VA0001399074

Tommy Bahama Group, Inc.	Pelican cigar : no. T31769.	VAu000750259

Tommy Bahama Group, Inc.	Perfume and cologne on table.	VAu000647367

Tommy Bahama Group, Inc.	Phuket palms : (71) TB31422.	VA0001404791

Tommy Bahama Group, Inc.	Pier fun : no. (61) TB31080.	VAu000700441

Tommy Bahama Group, Inc.	Pina piñata : (54) TB31073.	VAu000676340

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Pineapple express : no. T31715.	VAu000750260

Tommy Bahama Group, Inc.	Pineapple fiesta : no. (71) TB31450.	VA0001399072

Tommy Bahama Group, Inc.	Pineapple oasis : no. (71) TB31437.	VA0001399062

Tommy Bahama Group, Inc.	Pineapple pop : no. (54) TB30981, (54) TB31032.	VAu000672346

Tommy Bahama Group, Inc.	Pineapple progression : no. (53) TB30880/9261.	VAu000672948

Tommy Bahama Group, Inc.	Pineapple rodeo.	VAu000685934

Tommy Bahama Group, Inc.	Pineapple row : no. (73) TB31482.	VA0001416771

Tommy Bahama Group, Inc.	Pineapple splash : (71) TB9409.	VA0001396862

Tommy Bahama Group, Inc.	Pineapple tumble : no. (71) TB31414.	VA0001399076

Tommy Bahama Group, Inc.	Pineapple voodoo : no. TB (53)30909.	VAu000667408

Tommy Bahama Group, Inc.	Pineapples in bowl.	VAu000668306

Tommy Bahama Group, Inc.	Pineapple salsa : no. (53) TB30769.	VAu000672959

Tommy Bahama Group, Inc.	Pisces rising : no. (53) TB30887.	VAu000672945

Tommy Bahama Group, Inc.	Place to be scene : (64) TB9371.	VA0001404760

Tommy Bahama Group, Inc.	Plaiding it cool : no. (61) TB9309.	VAu000700415

Tommy Bahama Group, Inc.	Playful poppies : no. (54) TB2741, (54) TB31033.	VAu000672335

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Plumeria garden : no. (61)TB31229.	VA0001383826

Tommy Bahama Group, Inc.	Plumeria palace : (64) TB31358.	VA0001404759

Tommy Bahama Group, Inc.	Polly’s vacation : no. 63 TB31279.	VA0001356797

Tommy Bahama Group, Inc.	Ponderosa pineapples: (64) TB31399.	VA0001404768

Tommy Bahama Group, Inc.	Pool flower : GP106.	VA0001404788

Tommy Bahama Group, Inc.	Poolside tropics : (71) TB9405.	VA0001404778

Tommy Bahama Group, Inc.	Pop of Waikiki : no. (53) TB30952.	VAu000672939

Tommy Bahama Group, Inc.	Porcelain postcard motif box.	VAu000685939

Tommy Bahama Group, Inc.	Porcelain postcard motif tray.	VAu000685940

Tommy Bahama Group, Inc.	Portuguese medallion : no. TBW30064.	VAu000747016

Tommy Bahama Group, Inc.	Pro Hammock Tester.	VAu000956328

Tommy Bahama Group, Inc.	Proleisure tour : TR749 (golf towel)	VAu000744770

Tommy Bahama Group, Inc.	Prowling around : (63) TB31256.	VA0001356855

Tommy Bahama Group, Inc.	Que syrah : no. (73) TB31527.	VA0001416746

Tommy Bahama Group, Inc.	Queen of Sheba : no. (61)TB31193.	VA0001383817

Tommy Bahama Group, Inc.	Rainforest retreat : no. (54) TB2752, (54) TB31023.	VAu000672353

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Real estate : no. (53) TB31043.	VAu000672951

Tommy Bahama Group, Inc.	Relax resort : (71) TB9420.	VA0001396864

Tommy Bahama Group, Inc.	Relaxcursion : no. (73) TB9433.	VA0001416743

Tommy Bahama Group, Inc.	Rendezvous : no. (53) TB2703.	VAu000667414

Tommy Bahama Group, Inc.	Rest & relaxation : (64) TB9377.	VA0001404775

Tommy Bahama Group, Inc.	Rest with the best : TR733 (beach towel).	VAu000744760

Tommy Bahama Group, Inc.	(Retail special) : no. (73) TB31537.	VA0001416751

Tommy Bahama Group, Inc.	(Retail special) : no. (73) TB31546.	VA0001416768

Tommy Bahama Group, Inc.	Retro palms : (71) TB31401.	VA0001404789

Tommy Bahama Group, Inc.	Ride the tip.	VAu000703510

TOMMY BAHAMA GROUP, INC.	RIDE’EM COWBOYS.	VAu000957465

Tommy Bahama Group, Inc.	Riviera racer : (64) TB31359.	VA0001404745

Tommy Bahama Group, Inc.	Road princess.	VAu000725446

Tommy Bahama Group, Inc.	Romance island : no. TB (53)30955.	VAu000667407

Tommy Bahama Group, Inc.	Royal hibiscus : (64) TB31074.	VA0001404753

Tommy Bahama Group, Inc.	Royal lush : (54) TB30994.	VAu000676361

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Rug with plam tree leaf pattern.	VAu000647380

Tommy Bahama Group, Inc.	Rug with plant vine pattern.	VAu000647379

Tommy Bahama Group, Inc.	Rum punch : (64) TB31343.	VA0001404746

Tommy Bahama Group, Inc.	Safari so good : (54) TB2748.	VAu000676365

Tommy Bahama Group, Inc.	Sand dollar : no. (61) TB9303.	VAu000700443

Tommy Bahama Group, Inc.	Santa cruise : (54) TB31007.	VAu000676348

Tommy Bahama Group, Inc.	Santa Cruise : (71) TB9402.	VA0001404777

Tommy Bahama Group, Inc.	Scenic seeker : no. (61) TB9355.	VAu000700416

Tommy Bahama Group, Inc.	Sea bubbles: no. (54) TB30993.	VAu000672341

Tommy Bahama Group, Inc.	Sea gardens : no. (61) TB31079.	VAu000700435

Tommy Bahama Group, Inc.	Sea you lei’ter : (71) TB9390.	VA0001404780

Tommy Bahama Group, Inc.	Seaflower stripe : no. 63 TB31298, TB9364	VA0001356798

Tommy Bahama Group, Inc.	Seas the day.	VAu000713100

Tommy Bahama Group, Inc.	Seascape : no. (61)TB31232.	VA0001383825

Tommy Bahama Group, Inc.	Seaspray : (63) TB31295.	VA0001356866

Tommy Bahama Group, Inc.	SeaView soon : no. (73) TB9431.	VA0001416772

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Shade lounger : no. (73) TB31503.	VA0001416776

Tommy Bahama Group, Inc.	Shades of paradise : no. (61)TB31150.	VA0001383827

Tommy Bahama Group, Inc.	Shadow play (mix) : no. (53) TB30910.	VAu000667401

Tommy Bahama Group, Inc.	Shadowplay : no. (53) 30911B.	VAu000667400

Tommy Bahama Group, Inc.	Shady lady.	VAu000725439

Tommy Bahama Group, Inc.	Shark Date Club.	VAu000685942

Tommy Bahama Group, Inc.	She’s camera ready.	VAu000725447

Tommy Bahama Group, Inc.	Shore leave : (64) TB31348.	VA0001404743

Tommy Bahama Group, Inc.	Shore thing : (63) TB9351.	VA0001356857

Tommy Bahama Group, Inc.	Show stopper : no. (61) TB31120.	VAu000700433

Tommy Bahama Group, Inc.	Showering flowers : no. (54) TB2742.	VAu000672336

Tommy Bahama Group, Inc.	Siesta stamp : no. TB (53)30893.	VAu000667416

Tommy Bahama Group, Inc.	Siesta stripe : no. (53) TB 30892.	VAu000667403

TOMMY BAHAMA GROUP, INC.	SIGNS OF LIFE.	VAu000957194

Tommy Bahama Group, Inc.	Silly for Chantilly : no. (63)TB2871.	VAu000695534

Tommy Bahama Group, Inc.	Sip back and relax : (71) TB9417.	VA0001396859

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Sip back and relax : TR748 (Golf towel).	VAu000744761

Tommy Bahama Group, Inc.	Sky hi : (64) TB9368	VA0001404744

Tommy Bahama Group, Inc.	Soul in one : (64) TB9248	VA0001404754

Tommy Bahama Group, Inc.	Speckles and spots.	VAu000702563

Tommy Bahama Group, Inc.	Spice island floral : no. (54) TB30996	VAu000672350

Tommy Bahama Group, Inc.	Spice of life.	VAu000702565

Tommy Bahama Group, Inc.	Spin cycle : (64) TB9380.	VA0001404742

Tommy Bahama Group, Inc.	Splitting image : no. (63) TB31259.	VA0001349266

TOMMY BAHAMA GROUP, INC.	ST. CROIX LANES.	VAu000957466

Tommy Bahama Group, Inc.	Star flower.	VAu000702566

Tommy Bahama Group, Inc.	Sugar blossom : GP113.	VA0001404799

Tommy Bahama Group, Inc.	Sultry shades : no. (53) TB 30932.	VAu000667404

Tommy Bahama Group, Inc.	Sun orchid : no. (64)TW65133, TW14209, TW60221.	VAu000734885

Tommy Bahama Group, Inc.	Sunpower : (54) TBYD3158.	VAu000676336

Tommy Bahama Group, Inc.	Sunrise shadow : no. (63)TB31385.	VAu000695533

Tommy Bahama Group, Inc.	Sunset rally : (63) TB9334.	VA0001356868

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Sunset rally : (71) TB9334.	VA0001404801

Tommy Bahama Group, Inc.	Sunshine smile : no. (61)TB2791.	VA0001383831

Tommy Bahama Group, Inc.	Sunshine through the mist : no. (54) TB31062.	VAu000672338

Tommy Bahama Group, Inc.	Sunshine wink : no. (61)TB2791 knits/TB3114/ wovens.	VA0001383813

Tommy Bahama Group, Inc.	Sweet silence : no. (54) TB31021.	VAu000672355

Tommy Bahama Group, Inc.	Swinging palms : no. (53) TB31044.	VAu000672943

Tommy Bahama Group, Inc.	Swizzle stripe : GP109.	VA0001404797

TOMMY BAHAMA GROUP, INC.	T32321.	VAu000971102

TOMMY BAHAMA GROUP, INC.	T32422.	VAu000971107

TOMMY BAHAMA GROUP, INC.	T32423.	VAu000971109

TOMMY BAHAMA GROUP, INC.	T32439.	VAu000977547

Tommy Bahama Group, Inc.	T32446.	VAu000977545

TOMMY BAHAMA GROUP, INC.	T32488.	VAu000977546

Tommy Bahama Group, Inc.	Tahiti orchid : no. TBW30055.	VAu000747025

Tommy Bahama Group, Inc.	Tahitian fields : no. (71) TB9407.	VA0001399069

Tommy Bahama Group, Inc.	Tahitian sunset.	VA0001427896

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Tails fo sic sea : no. (73) TB9414.	VA0001416755

Tommy Bahama Group, Inc.	Take a dip : (63) TB31272.	VA0001356867

Tommy Bahama Group, Inc.	Take me there : no. (54) TB30780.	VAu000672343

Tommy Bahama Group, Inc.	Taravao leaves : no. TBEM1017.	VAu000747020

Tommy Bahama Group, Inc.	Tarpon Bay : (71) TB31427.	VA0001396865

Tommy Bahama Group, Inc.	TB relax wall sign : FH9107 (wall sign)	VAu000744765

TOMMY BAHAMA GROUP, INC.	TBW 2052 LAGUNA VINE.	VAu000961529

TOMMY BAHAMA GROUP, INC.	TBW 2060 HONOLULU FLORAL.	VAu000961531

TOMMY BAHAMA GROUP, INC.	TBW 30112.	VAu000961512

TOMMY BAHAMA GROUP, INC.	TBW 30116 TROICAL TRELLIS STRIPE.	VAu000961517

TOMMY BAHAMA GROUP, INC.	TBW 30133 MOD.	VAu000961514

TOMMY BAHAMA GROUP, INC.	TBW 30143 BAMBOO BEACH.	VAu000961530

TOMMY BAHAMA GROUP, INC.	TBW 30144 70’S FLORAL PRINT SCARF.	VAu000961528

TOMMY BAHAMA GROUP, INC.	TBW 30146 PARADISE FLORAL.	VAu000961516

TOMMY BAHAMA GROUP, INC.	TBW2039.	VA0001653488

TOMMY BAHAMA GROUP, INC.	TBW2040.	VA0001653485

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	TBW2047.	VA0001653352

TOMMY BAHAMA GROUP, INC.	TBW2050 70’S FLORAL DRESS.	VAu000961547

TOMMY BAHAMA GROUP, INC.	TBW2051 CHAIN PRINT.	VAu000961549

TOMMY BAHAMA GROUP, INC.	TBW2058 BALINESE BREEZE.	VAu000961539

TOMMY BAHAMA GROUP, INC.	TBW2059 ZUMA LEAF.	VAu000961532

TOMMY BAHAMA GROUP, INC.	TBW2062 LATTICE GEO.	VAu000961548

TOMMY BAHAMA GROUP, INC.	TBW2069.	VAu000971963

TOMMY BAHAMA GROUP, INC.	TBW2072	VAu000971866

TOMMY BAHAMA GROUP, INC.	TBW2075.	VAu000971933

TOMMY BAHAMA GROUP, INC.	TBW2077.	VAu000971897

TOMMY BAHAMA GROUP, INC.	TBW2078.	VAu000971864

TOMMY BAHAMA GROUP, INC.	TBW2084.	VA0001647581

TOMMY BAHAMA GROUP, INC.	TBW2087.	VA0001647584

TOMMY BAHAMA GROUP, INC.	TBW2089.	VA0001647556

TOMMY BAHAMA GROUP, INC.	TBW2090.	VA0001647579

TOMMY BAHAMA GROUP, INC.	TBW2095.	VA0001647583

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	TBW2096.	VA0001647585

TOMMY BAHAMA GROUP, INC.	TBW2106.	VA0001653563

TOMMY BAHAMA GROUP, INC.	TBW2107.	VA0001653564

TOMMY BAHAMA GROUP, INC.	TBW2115.	VA0001653566

TOMMY BAHAMA GROUP, INC.	TBW30069.	VA0001653359

TOMMY BAHAMA GROUP, INC.	TBW30080.	VA0001653346

TOMMY BAHAMA GROUP, INC.	TBW30082.	VA0001653357

TOMMY BAHAMA GROUP, INC.	TBW30084 : Paisley (Chambray).	VA0001653350

TOMMY BAHAMA GROUP, INC.	TBW30085.	VA0001653487

TOMMY BAHAMA GROUP, INC.	TBW30090.	VA0001653317

TOMMY BAHAMA GROUP, INC.	TBW30091.	VA0001653355

TOMMY BAHAMA GROUP, INC.	TBW30093.	VA0001653319

TOMMY BAHAMA GROUP, INC.	TBW30095.	VA0001653489

TOMMY BAHAMA GROUP, INC.	TBW30096.	VA0001653321

TOMMY BAHAMA GROUP, INC.	TBW30099.	VA0001653322

TOMMY BAHAMA GROUP, INC.	TBW30100/02 Moonlit Medallion.	VA0001653478

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	TBW30101.	VA0001653482

TOMMY BAHAMA GROUP, INC.	TBW30104.	VA0001653318

TOMMY BAHAMA GROUP, INC.	TBW30109 PASSION PAISLEY.	VAu000961535

TOMMY BAHAMA GROUP, INC.	TBW30110 70’S FLORAL SLEEVELESS.	VAu000961538

TOMMY BAHAMA GROUP, INC.	TBW30118 DAMASK PRINT.	VAu000961533

TOMMY BAHAMA GROUP, INC.	TBW30124 FLORAL SPRAY SHIRT.	VAu000961544

TOMMY BAHAMA GROUP, INC.	TBW30125 RIBBON FLORAL.	VAu000961546

TOMMY BAHAMA GROUP, INC.	TBW30128.	VA0001654442

TOMMY BAHAMA GROUP, INC.	TBW30136 SUMMER SOLSTICE.	VAu000980132

TOMMY BAHAMA GROUP, INC.	TBW30137 SUN DAZE.	VAu000961537

TOMMY BAHAMA GROUP, INC.	TBW30148 ZEBRA PRINT.	VAu000980133

TOMMY BAHAMA GROUP, INC.	TBW30150.	VAu000971879

TOMMY BAHAMA GROUP, INC.	TBW30152.	VAu000971931

TOMMY BAHAMA GROUP, INC.	TBW30155.	VAu000971872

TOMMY BAHAMA GROUP, INC.	TBW30156.	VAu000971874

TOMMY BAHAMA GROUP, INC.	TBW30160.	VAu000971877

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	TBW30164.	VAu000971962

TOMMY BAHAMA GROUP, INC.	TBW30171.	VAu000971875

TOMMY BAHAMA GROUP, INC.	TBW30185.	VA0001647552

TOMMY BAHAMA GROUP, INC.	TBW30189.	VA0001647580

TOMMY BAHAMA GROUP, INC.	TBW30195.	VA0001647582

TOMMY BAHAMA GROUP, INC.	TBW30214.	VA0001653658

TOMMY BAHAMA GROUP, INC.	TBW30215.	VA0001653521

TOMMY BAHAMA GROUP, INC.	TBW30216.	VA0001653661

TOMMY BAHAMA GROUP, INC.	TBW30219.	VA0001653568

TOMMY BAHAMA GROUP, INC.	TBW30223.	VA0001653659

TOMMY BAHAMA GROUP, INC.	TBWYD3051.	VA0001653492

Tommy Bahama Group, Inc.	Temptation floral : no. TB (53)30903.	VAu000667417

Tommy Bahama Group, Inc.	Temptation floral : no. TB30903.	VAu000747028

Tommy Bahama Group, Inc.	Terrace tile.	VA0001427889

Tommy Bahama Group, Inc.	Thai bo : no. (71) TB31457.	VA0001399060

Tommy Bahama Group, Inc.	Thai that vines : no. (71) TB31419.	VA0001399080

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Thousand temple border : no. (61)TB31210(knits)/TB2811 (knits)/TB31086(border)	VA0001383832

Tommy Bahama Group, Inc.	Ticket to relax : no. (53) TB31045.	VAu000672931

Tommy Bahama Group, Inc.	Tie dye mai tai : no. (61) TB9327.	VAu000700432

Tommy Bahama Group, Inc.	Tigris floral : no. (54) TB2740, (54) TB30983.	VAu000672339

Tommy Bahama Group, Inc.	Tikka taxi : (63) TB31242.	VA0001356869

Tommy Bahama Group, Inc.	Tiles of Tangier : no. (61)TB31215.	VA0001383821

Tommy Bahama Group, Inc.	Toast to libation.	VAu000713102

Tommy Bahama Group, Inc.	Tommy Bahama-Bull Shot Lounge	VAu000963371

Tommy Bahama Group, Inc.	TOMMY BAHAMA-FLAGS OF LEISURE.	VAu000963422

Tommy Bahama Group, Inc.	Tommy Bahama-Just Another Day in Paradise.	VAu000963414

Tommy Bahama Group, Inc.	TOMMY BAHAMA RELAX.	VAu000956338

Tommy Bahama Group, Inc.	Tommy on the Boat.	VA0001385338

Tommy Bahama Group, Inc.	Tonal tide seeker : no. (61) TB9306.	VAu000700423

Tommy Bahama Group, Inc.	Tonal Tommy : no. (53) TB30882/9252.	VAu000672961

Tommy Bahama Group, Inc.	Toucan Santa : (64) TB31340.	VA0001409449

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Tour de lei : (54) TB2745.	VAu000676359

TOMMY BAHAMA GROUP, INC.	TR2240/TR2275.	VAu000971110

TOMMY BAHAMA GROUP, INC.	TR2261.	VAu000977559

TOMMY BAHAMA GROUP, INC.	TR7042G.	VAu000977587

TOMMY BAHAMA GROUP, INC.	TR7044.	VAu000971111

TOMMY BAHAMA GROUP, INC.	TR7047.	VAu000977573

TOMMY BAHAMA GROUP, INC.	TR7050.	VAu000977575

TOMMY BAHAMA GROUP, INC.	TR7051.	VAu000977578

TOMMY BAHAMA GROUP, INC.	TR7053.	VAu000977560

TOMMY BAHAMA GROUP, INC.	TR7054.	VAu000977588

Tommy Bahama Group, Inc.	Treasure reef : (64) TB31346.	VA0001399044

Tommy Bahama Group, Inc.	Tribal chevron : no. (63)TB2853.	VAu000695532

Tommy Bahama Group, Inc.	Tropic view : no. (71) TB31435.	VA0001399063

Tommy Bahama Group, Inc.	Tropical combustion : no. (53) TB9266.	VAu000672932

Tommy Bahama Group, Inc.	Tropical garland : no. (54) TB31055, (54) TBYD3169.	VAu000672342

Tommy Bahama Group, Inc.	Tropical market : no. (61)TB31147.	VA0001383833

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Tropical maze : no. (73) TB31484.	VA0001416745

Tommy Bahama Group, Inc.	Tropical tattoo : no. (61)TB2778.	VA0001383818

Tommy Bahama Group, Inc.	Tropical toile : no. (53) TB30891.	VAu000667411

Tommy Bahama Group, Inc.	Tropical treasure : no. (54) TB30990.	VAu000672354

Tommy Bahama Group, Inc.	Tropical tsunami : no. (53) TB30946.	VAu000672950

Tommy Bahama Group, Inc.	Tropicali : (71) TB9412.	VA0001396860

Tommy Bahama Group, Inc.	Tropicana : La Rosa : And azur … [et al.]	VAu000678183

Tommy Bahama Group, Inc.	Tropicana : Limon : And agua.	VAu000678184

Tommy Bahama Group, Inc.	Tutti fruity : no. (61)TB31142 (woven)/TB2787(knits)	VA0001383830

Tommy Bahama Group, Inc.	Twice as nice : no. (53) TB30950.	VAu000672954

Tommy Bahama Group, Inc.	Twin fantasy : no. (53) TB30917.	VAu000672962

TOMMY BAHAMA GROUP, INC.	TWYD3058.	VA0001653342

Tommy Bahama Group, Inc.	Uke-lady luau : (54) TB31040.	VAu000676345

Tommy Bahama Group, Inc.	Ukulei-lei boxer : (54) TB9549.	VAu000676343

Tommy Bahama Group, Inc.	U’ma favorite camp : no. (73) TB31514.	VA0001416747

Tommy Bahama Group, Inc.	Underwater fantasy : no. (53) TB30934.	VAu000672955

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Undivided attention : no. (61) TB31089.	VAu000700442

Tommy Bahama Group, Inc.	Uno, dos palms : (64) TB31353.	VA0001404771

Tommy Bahama Group, Inc.	Upstream vintage : (54) TBYD3182.	VAu000676349

Tommy Bahama Group, Inc.	Vacation fascination : no. (73) TB9439.	VA0001416773

Tommy Bahama Group, Inc.	Vacation station : no. (53) TB31042.	VAu000672930

Tommy Bahama Group, Inc.	Valley floral : no. (73) TB31507.	VA0001416766

Tommy Bahama Group, Inc.	Valley Isle : (64) TB31368.	VA0001404747

Tommy Bahama Group, Inc.	Veranda vista : (64) TB31369.	VA0001399043

Tommy Bahama Group, Inc.	Veranda Vixen.	VAu000725441

Tommy Bahama Group, Inc.	View bayou : no. (61) TB31197.	VAu000700419

Tommy Bahama Group, Inc.	Vintage view : no. (73) TB31499.	VA0001416777

Tommy Bahama Group, Inc.	Viva Las Flores ; Azul.	VAu000665722

Tommy Bahama Group, Inc.	Viva Las Flores ; Rojo.	VAu000665721

Tommy Bahama Group, Inc.	Volksdragon : no. (73) TB9429.	VA0001416749

Tommy Bahama Group, Inc.	Wake ‘n’ bake : no. (73) TB9437.	VA0001416757

Tommy Bahama Group, Inc.	Walk the plank : no. (64) TB31342.	VA0001402542

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Waves of hibiscus light : no. (53) TW 30919.	VAu000667398

Tommy Bahama Group, Inc.	Waves of hibiscus morningsky spadacini : no. (53) TB 30919.	VAu000667399

Tommy Bahama Group, Inc.	Waves of hibiscus : no. (53)TB2712.	VAu000667396

Tommy Bahama Group, Inc.	Waving palms.	VA0001427901

Tommy Bahama Group, Inc.	Weave no alone : no. (61) TB31093.	VAu000700426

Tommy Bahama Group, Inc.	Welcome to Bermuda shirt.	VA0001427894

Tommy Bahama Group, Inc.	West wind : no. (53) TB2713.	VAu000672940

Tommy Bahama Group, Inc.	White Sands Bocce League.	VAu000956323

Tommy Bahama Group, Inc.	Wild side floral : no. (54) TB31027, (54) TB14058.	VAu000672351

Tommy Bahama Group, Inc.	Windward : no. (53) TB30879.	VAu000672944

Tommy Bahama Group, Inc.	Windward walk : no. (53)TB 2699.	VAu000667394

Tommy Bahama Group, Inc.	Windward walk : no. (53)TB 30913.	VAu000667393

Tommy Bahama Group, Inc.	Windward walk : no. (53)TB30913.	VAu000667395

Tommy Bahama Group, Inc.	Without reservation.	VAu000713101

Tommy Bahama Group, Inc.	Woman in the wind.	VAu000668304

Tommy Bahama Group, Inc.	Woman smiling wearing watch.	VAu000668303

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Woman’s shoe in iron tray.	VAu000647374

Tommy Bahama Group, Inc.	Women standing with hands on hips.	VAu000647371

Tommy Bahama Group, Inc.	Women’s shoes on rock.	VAu000647369

Tommy Bahama Group, Inc.	Women’s watch on rock.	VAu000647370

Tommy Bahama Group, Inc.	Wu garden : no. (61) TB31111.	VAu000700427

Tommy Bahama Group, Inc.	Yacht on a sunset sail.	VAu000668307

Tommy Bahama Group, Inc.	Yes! Siam : (71) TB31421.	VA0001404796

Tommy Bahama Group, Inc.	Zanzi medallion : no. TBW30063.	VAu000747017

Tommy Bahama Group, Inc.	Zanzi paisley : no. TBW30058.	VAu000747026

Tommy Bahama Group, Inc.	Zanzibar.	VAu000703260

Tommy Bahama Group, Inc.	ZEN TINI.	VAu000965370

Tommy Bahama Group, Inc.	AFICINOADO DE RELAXO	pending

Tommy Bahama Group, Inc.	A-Gust-of-Floral	pending

Tommy Bahama Group, Inc.	Bahama Forest	pending

Tommy Bahama Group, Inc.	Ben Around the World	pending

Tommy Bahama Group, Inc.	Birds of Paradise	pending

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	California Cove	pending

Tommy Bahama Group, Inc.	Chillin’ By Number	pending

Tommy Bahama Group, Inc.	Chillin’ With the Stars	pending

Tommy Bahama Group, Inc.	Club Casbah	pending

Tommy Bahama Group, Inc.	Costa Palma	pending

Tommy Bahama Group, Inc.	Del Fuego	pending

Tommy Bahama Group, Inc.	DEPT. OF FISH & GAMES	pending

Tommy Bahama Group, Inc.	DIVERSIFIED MUTUAL FUN	pending

Tommy Bahama Group, Inc.	Durbur Hall Paisley	pending

Tommy Bahama Group, Inc.	Estrella Nights	pending

Tommy Bahama Group, Inc.	Flip-A-Koi	pending

Tommy Bahama Group, Inc.	Flip-A-Koi	pending

Tommy Bahama Group, Inc.	Frond, James Frond	pending

Tommy Bahama Group, Inc.	Get in the Game Spectator	pending

Tommy Bahama Group, Inc.	GRAPE EXPECTATIONS	pending

Tommy Bahama Group, Inc.	GREEN PARTY HULA	pending

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	HAWAII 50TH ANNIVERSARY	pending

Tommy Bahama Group, Inc.	Hot House Hibiscus	pending

Tommy Bahama Group, Inc.	Hula Looking At	pending

Tommy Bahama Group, Inc.	ISLAND CHOPPERS	pending

Tommy Bahama Group, Inc.	Jean Luc	pending

Tommy Bahama Group, Inc.	Larger Than Leaf	pending

Tommy Bahama Group, Inc.	Leaf of Fortune	pending

Tommy Bahama Group, Inc.	Leaf of Mine	pending

Tommy Bahama Group, Inc.	Leafing Las Vegas	pending

Tommy Bahama Group, Inc.	Lotus Rain	pending

Tommy Bahama Group, Inc.	Malolo	pending

Tommy Bahama Group, Inc.	Marlin Miranda	pending

Tommy Bahama Group, Inc.	Maui Mambo	pending

Tommy Bahama Group, Inc.	Miami Dice	pending

Tommy Bahama Group, Inc.	NEW YORK SLAMMER	pending

Tommy Bahama Group, Inc.	Paisley Parkway	pending

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Palm D’ore	pending

Tommy Bahama Group, Inc.	Paradise du Jour	pending

Tommy Bahama Group, Inc.	PARADISE HOPPER	pending

Tommy Bahama Group, Inc.	Paradise Plummage	pending

Tommy Bahama Group, Inc.	Party Gras	pending

Tommy Bahama Group, Inc.	Pineapple Pin-up	pending

Tommy Bahama Group, Inc.	Place of Winds	pending

Tommy Bahama Group, Inc.	Regal Roulette	pending

Tommy Bahama Group, Inc.	Revenge of the Birds	pending

Tommy Bahama Group, Inc.	Road Trippin’	pending

Tommy Bahama Group, Inc.	SAFARI PREMIUM CIGARS	pending

Tommy Bahama Group, Inc.	Shock Waves	pending

Tommy Bahama Group, Inc.	SIGNS OF RELAXATION	pending

Tommy Bahama Group, Inc.	Sir Toss-a-lot	pending

Tommy Bahama Group, Inc.	STADIUM BLEND CIGARS	pending

Tommy Bahama Group, Inc.	Sugar Cane	pending

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Tiki Palms	pending

Tommy Bahama Group, Inc.	TIKI TINI LOUNGE	pending

Tommy Bahama Group, Inc.	Tropical Traveler	pending

Tommy Bahama Group, Inc.	Tropics of Tini	pending

Tommy Bahama Group, Inc.	Waimea Bay	pending

Tommy Bahama Group, Inc.	Welcome to the Jungle	pending

Tommy Bahama Group, Inc.	YOU CAN TOUCAN LOUNGE	pending

Tommy Bahama Group, Inc.	Zululander	pending

SCHEDULE 4

INTELLECTUAL PROPERTY LICENSES

•                  License Agreement between Geoffrey Beene, Inc. (Licensor) and Oxford Industries, Inc. (Licensee), dated January 31, 2000 (as amended, modified or supplemented on or prior to June 30, 2009)

•                  License Agreement by and between Levi Strauss & Co. (Licensor) and Oxford Industries, Inc. (Licensee), dated November 30, 2006 (as amended, modified or supplemented on or prior to June 30, 2009)

•                  License Agreement by and between L-K Enterprises, LLC (Licensor) and Oxford Industries, Inc. (Licensee), dated December 12, 2001 (as amended, modified or supplemented on or prior to June 30, 2009)

•                  License Agreement by and between JRA Trademarks Co., Ltd. (Licensor) and Oxford Industries, Inc. (Licensee), dated as of January 1, 2007 (as amended, modified or supplemented on or prior to June 30, 2009)

•                  License Agreement by and between Levi Strauss & Co. (Licensor) and Oxford Industries, Inc. (Licensee), dated November 30, 2006 (as amended, modified or supplemented on or prior to June 30, 2009); please note that new license agreement being negotiated as of January 31, 2009

•                  License Agreement by and between Patch Licensing, LLC (Licensor) and Oxford Industries, Inc. (Licensee), dated as of August 10, 2006 (as amended, modified or supplemented on or prior to June 30, 2009)

•                  License Agreement by and between Kenneth Cole Productions, Inc. (Licensor) and Oxford Industries, Inc. (Licensee), dated February 19, 2007 (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Sublicense Agreement by and among, Kenneth Cole Productions, Inc. (Licensor), Oxford Industries, Inc. (Sublicensor), and Gruner & Company, Inc. (Sublicensee), dated March 25, 2009  (as amended, modified or supplemented on or prior to June 30, 2009)

•                  License Agreement by and between Jack Daniel’s Properties, Inc. (Licensor) and Oxford Industries, Inc. (Licensee), entered September 29, 2008 (as amended, modified or supplemented on or prior to June 30, 2009)

•                  License Agreement by and between Oxford Industries, Inc. (Licensee) and Dal Dielo LLC (Licensor), entered April 1, 2008 (as amended, modified or supplemented on or prior to June 30, 2009); notice of exercise of termination right delivered by Oxford Industries, Inc. on or about June 22, 2009, which, subject to the terms and conditions of the license agreement, would become effective thirty (30) days following notice

•                  License Agreement by and between Ben Sherman Group, Ltd. (Licensor) and S.F.I. Apparel Corp. (Licensee), entered December 21, 2004

•                  License Agreement by and between Ben Sherman Group, Ltd. (Licensor) and Oxford Industries, Inc. (Licensee), entered May 1, 2005 (as amended, modified or supplemented on or prior to June 30, 2009)

•                  License Agreement by and between IMG Worldwide, Inc. (Licensor) and Oxford Industries, Inc. (Licensee), entered February 4, 2009 (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of December 31, 2008, between Oxford Industries, Inc. and Gruner & Co., Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of January 31, 2008, between Oxford Industries, Inc. and Randa Corp. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of January 1, 2006, between Tommy Bahama Group, Inc. and Advance Watch Company, Ltd. (as amended, modified or supplemented on or prior to June 30, 2009); please note that receipt of fully executed new license agreement between parties pending as of June 30, 2009

•                  Trademark License Agreement, dated as of February 2004, between Tommy Bahama Group, Inc. and Altair Eyewear (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of March 10, 2004, between Tommy Bahama Group, Inc. and Emerson Air Comfort Products, a division of Emerson Electric Co. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of June 22, 2004, between Tommy Bahama Group, Inc. and Gemini Cosmetics, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of January 1, 2004, between Tommy Bahama Group, Inc. and Lexington Furniture Industries, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of February 12, 2007, between Tommy Bahama Group, Inc. and Revman International, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•      Trademark License Agreement, dated as of March 10, 2008, between Tommy Bahama Group, Inc. and Down-Lite International, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of May 1, 2008, between Tommy Bahama Group, Inc. and Essential Amenities, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of October 20, 2008, between Tommy Bahama Group, Inc. and P/K Lifestyles, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of January 9, 2009, between Tommy Bahama Group, Inc. and Bardwil Industries, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of July 1, 2004, between Tommy Bahama Group, Inc. and Shaw Industries, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of December 5, 2005, between Tommy Bahama Group, Inc. and Sidney Frank Importing Company, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of June 1, 2006, between Tommy Bahama Group, Inc. and Ambiance Collections, LLC (as amended, modified or supplemented on or prior to June 30, 2009); please note that termination delivered by Tommy Bahama would have become effective in February 16, 2009 except that Ambiance Collections, LLC filed for bankruptcy shortly prior to the date on which such termination would become effective (bankruptcy case still pending)

•                  Trademark License Agreement, dated as of October 3, 2006, between Tommy Bahama Group, Inc. and Badanco Enterprises, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of May 2006, between Tommy Bahama Group, Inc. and Hi-Tex, Inc., d/b/a Crypton Super Fabrics (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of June 29, 2006, between Tommy Bahama Group, Inc. and Sunbury Textile Mills, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of March 5, 2007, between Tommy Bahama Group, Inc. and York Wallcoverings, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of January 12, 2009, between Tommy Bahama Group, Inc. and Meadowcraft, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of April 28, 2009, between Tommy Bahama Group, Inc. and All-luminum Products Inc., d/b/a Rio Brands Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of May 11, 2009, between Tommy Bahama Group, Inc. and totes Isotoner Corporation (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Implied licenses exist between Tommy Bahama Group, Inc. and its subsidiaries Tommy Bahama R&R Holdings, Inc., Tommy Bahama Beverages, LLC and Tommy Bahama Texas Beverages, LLC and Tommy Bahama Group, Inc. and Viewpoint Marketing, Inc. with respect to use of the Tommy Bahama and related trademarks in connection with the operation of retail stores and restaurants, an e-Commerce business and/or a gift card business

SCHEDULE 5

PATENTS

US Patent Application No. 11/590,690 Stain Resistant Interlining for Clothing; filed October 31, 2006 by Oxford Industries, Inc.

US Provisional Application No. 60/947,507 Shirt with Woven Pleats; filed July 2, 2007 by Oxford Industries, Inc.; Conversion application filed July 2, 2008.

SCHEDULE 6

U.S. TRADEMARKS AND U.S. TRADEMARK LICENSES AND APPLICATIONS FOR REGISTRATION

U.S. Trademarks and Applications for Registration

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
ARNOLD BRANT	SFI of Oxford Acquisition Corporation	74577159	2074835	7/1/97
SILVERSTONE	SFI of Oxford Acquisition Corporation	77057223	3474558	7/29/08
ARNOLD BRANT	SFI of Oxford Acquisition Corporation	78385288	3115974	7/18/06
MARANZONE	SFI of Oxford Acquisition Corporation	78721972	3285664	8/28/07
MARANZONE UOMO	SFI of Oxford Acquisition Corporation	78721978	3267761	7/24/07
SFI	SFI of Oxford Acquisition Corporation	75177722	2151434	4/14/98
OXFORD	Piedmont Apparel Corporation	78354017	3003702	10/4/05
OXFORD SHIRTINGS	Piedmont Apparel Corporation	73729102	1663863	11/5/91
LANIER CLOTHES	Piedmont Apparel Corporation	73012493	1001567	1/14/75

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78785539	Pending
TOMMY BAHAMA GOLDEN SUN	Tommy Bahama Group, Inc.	78838489	3552004	12/23/08
GOLDEN SUN	Tommy Bahama Group, Inc.	78838493	3541961	12/2/08
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78623189	3502989	9/16/08
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78976654	3074797	3/28/06
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78975254	2872869	8/10/04
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78968024	3227991	4/10/07
TOMMY BAHAMA EST. 1993 RELAX	Tommy Bahama Group, Inc.	78868344	3274843	8/7/07
TOMMY BAHAMA RELAX QUALITY SINCE 1993	Tommy Bahama Group, Inc.	78868314	3264623	7/17/07
TOMMY BAHAMA RELAX	Tommy Bahama Group, Inc.	78860957	3327650	10/30/07
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78856819	3198912	1/16/07
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78725865	3120783	7/25/06
INDIGO PALMS	Tommy Bahama Group, Inc.	78718945	3138846	9/5/06
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78623179	3294923	9/18/07
OCEANAIRE	Tommy Bahama Group, Inc.	78601760	3150637	10/3/06

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
WHITE SAND	Tommy Bahama Group, Inc.	78838523	3336958	11/13/07
TOMMY BAHAMA WHITE SAND	Tommy Bahama Group, Inc.	78838511	3332260	11/6/07
TOMMY BAHAMA RELAX	Tommy Bahama Group, Inc.	78685933	3349637	12/4/07
HIBISCUS	Tommy Bahama Group, Inc.	78470543	Pending
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78021272	2641036	10/22/02
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78119245	2704749	4/8/03
TOMMY BAHAMA ISLAND SOFT	Tommy Bahama Group, Inc.	78042795	2644541	10/29/02
INDIGO PALMS	Tommy Bahama Group, Inc.	78028577	2816969	2/24/04
INDIGO PALMS DENIM COMPANY	Tommy Bahama Group, Inc.	78028576	2816968	2/24/04
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78122811	2678331	1/21/03
PURVEYOR OF ISLAND LIFESTYLES	Tommy Bahama Group, Inc.	78122782	2678330	1/21/03
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78028967	2670281	12/31/02
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78198459	2771892	10/7/03
DENIM FOR ISLAND LIVING	Tommy Bahama Group, Inc.	78028575	2647238	11/5/02
ISLAND SOFT	Tommy Bahama Group, Inc.	78064180	2772576	10/7/03

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78107197	2745191	7/29/03
RELAX	Tommy Bahama Group, Inc.	78355031	3495948	9/2/08
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78398489	3075649	4/4/06
	Tommy Bahama Group, Inc.	78151026	2721567	6/3/03
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78081904	2547466	3/12/02
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78025536	2551210	3/19/02
PURVEYOR OF ISLAND LIFESTYLES	Tommy Bahama Group, Inc.	78259190	2840371	5/11/04
TB INDIGO PALMS	Tommy Bahama Group, Inc.	78054599	2854879	6/15/04
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78021333	2925676	2/8/05
LIFE IS ONE LONG WEEKEND	Tommy Bahama Group, Inc.	78029893	2820384	3/2/04
TROPICOTTON	Tommy Bahama Group, Inc.	78319114	2974038	7/19/05
BAHAMA	Tommy Bahama Group, Inc.	78319077	2988156	8/23/05

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
TOMMY BAHAMA SHADE MAKER	Tommy Bahama Group, Inc.	78276251	2862861	7/13/04
INDIGO PALMS	Tommy Bahama Group, Inc.	78266628	3021725	11/29/05
	Tommy Bahama Group, Inc.	78199041	2846777	5/25/04
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78193846	2782036	11/11/03
ISLAND EASE	Tommy Bahama Group, Inc.	78178125	2861432	7/6/04
TB	Tommy Bahama Group, Inc.	78171813	2825018	3/23/04
ELEPHANT TRUNKS BY TOMMY BAHAMA	Tommy Bahama Group, Inc.	78148931	2729260	6/24/03
FINE ISLAND LINENS	Tommy Bahama Group, Inc.	78128930	2788714	12/2/03
TOMMY BAHAMA AMBER ISLE COLLECTION	Tommy Bahama Group, Inc.	78116249	2787590	11/25/03
BUNGALOW BRAND	Tommy Bahama Group, Inc.	78116104	2837238	4/27/04
ORIGINAL ISLAND SPORT	Tommy Bahama Group, Inc.	78116103	2799214	12/23/03

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
PARADISE NATION	Tommy Bahama Group, Inc.	78107207	2856732	6/22/04
CAMPOLO	Tommy Bahama Group, Inc.	78482456	3281062	8/14/07
TOMMY BAHAMA CHALLENGE	Tommy Bahama Group, Inc.	78402698	3127675	8/8/06
TOMMY BAHAMA CHALLENGE	Tommy Bahama Group, Inc.	78402659	2986535	8/16/05
ISLAND SOFT	Tommy Bahama Group, Inc.	78380055	3228437	4/10/07
RELAX	Tommy Bahama Group, Inc.	78354819	3369156	1/15/08
BLACK TIE AT THE BEACH	Tommy Bahama Group, Inc.	78352007	2995992	9/13/05
	Tommy Bahama Group, Inc.	78337205	2980252	7/26/05
TRAVELER’S RETREAT	Tommy Bahama Group, Inc.	78335772	2908736	12/7/04
GARDEN OF HOPE AND COURAGE	Tommy Bahama Group, Inc.	78335270	2908732	12/7/04
TORTOLA	Tommy Bahama Group, Inc.	78327590	2899981	11/2/04
RESORT SHORT	Tommy Bahama Group, Inc.	78323875	2895905	10/19/04

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
FISHTAIL	Tommy Bahama Group, Inc.	78323860	2893632	10/12/04
ISLAND LEAGUER	Tommy Bahama Group, Inc.	78323630	2895903	10/19/04
AMBER ISLE	Tommy Bahama Group, Inc.	78199042	2863722	7/13/04
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78021687	2492771	9/25/01
TB ADVISED	Tommy Bahama Group, Inc.	77715371	Pending
PRO LEISURE CONSULTANT	Tommy Bahama Group, Inc.	77697770	Pending
TOMMY BAHAMA	Tommy Bahama Group, Inc.	77333789	Pending
TOMMY BAHAMA	Tommy Bahama Group, Inc.	77333785	Pending
TOMMY BAHAMA DENIM	Tommy Bahama Group, Inc.	77417376	3628279	5/26/09
TOMMY BAHAMA’S ISLAND GRILLE COASTAL CUISINE	Tommy Bahama Group, Inc.	77405973	3628219	5/26/09
NEW FLIP SIDE	Tommy Bahama Group, Inc.	77713511	Pending
TOMMY BAHAMA THE ISLAND COASTAL CUISINE	Tommy Bahama Group, Inc.	77394404	Pending
PARADISE AUTHENTIQUE	Tommy Bahama Group, Inc.	77288622	Pending
TOMMY BAHAMA	Tommy Bahama Group, Inc.	77059169	Pending
ISLAND ESTATE	Tommy Bahama Group, Inc.	77445076	Pending
ISLAND RETREAT	Tommy Bahama Group, Inc.	77394919	Pending

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
ISLAND ESTATE	Tommy Bahama Group, Inc.	77445065	3596332	3/24/09
TOMMY BAHAMA	Tommy Bahama Group, Inc.	77333797	Pending
RELAX	Tommy Bahama Group, Inc.	77089039	Pending
TOMMY BAHAMA	Tommy Bahama Group, Inc.	77333793	Pending
TOMMY BAHAMA’S ISLAND GRILLE	Tommy Bahama Group, Inc.	77287045	3565550	1/20/09
COTTON LAWN CHAIR	Tommy Bahama Group, Inc.	77290133	3551283	12/23/08
GET IT DONE (LATER)	Tommy Bahama Group, Inc.	77178116	3550931	12/23/08
CARNEROS	Tommy Bahama Group, Inc.	77465808	3546761	12/16/08
HEATHERED PARADISE PEACH	Tommy Bahama Group, Inc.	77465762	3546758	12/16/08
ZIPPED MARLIN AND ROSSI	Tommy Bahama Group, Inc.	77465748	3546757	12/16/08
ISLAND TIDE	Tommy Bahama Group, Inc.	77465680	3546753	12/16/08
BERMUDA SQUARE	Tommy Bahama Group, Inc.	77465729	3543575	12/9/08
BAR AND GRILL SPECTATOR	Tommy Bahama Group, Inc.	77465638	3543573	12/9/08
ROCKER CANNON	Tommy Bahama Group, Inc.	77459255	3543432	12/9/08
GAME SHOT	Tommy Bahama Group, Inc.	77465790	3540268	12/2/08
PURVEYOR OF ISLAND.	Tommy Bahama Group, Inc.	77141681	Pending

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
LIFESTYLES
KINGSTOWN	Tommy Bahama Group, Inc.	77313548	3509787	9/30/08
MIDNIGHT DIAMOND	Tommy Bahama Group, Inc.	77554576	Pending
TOMMY BAHAMA	Tommy Bahama Group, Inc.	77128084	3468860	7/15/08
TOMMY BAHAMA	Tommy Bahama Group, Inc.	77295945	3463895	7/8/08
ON THE ROCKS	Tommy Bahama Group, Inc.	77465776	Pending
LOCALLY FAMOUS	Tommy Bahama Group, Inc.	77215744	3381521	2/12/08
SET SAIL	Tommy Bahama Group, Inc.	77202699	3378279	2/5/08
PURVEYOR OF ISLAND LIFESTYLES	Tommy Bahama Group, Inc.	77158275	3343667	11/27/07
TB 18 GOLF	Tommy Bahama Group, Inc.	77123365	3338972	11/20/07
LEISURE TECH	Tommy Bahama Group, Inc.	77123241	3338963	11/20/07
TASTE PARADISE	Tommy Bahama Group, Inc.	77096403	Pending
TOMMY BAHAMA	Tommy Bahama Group, Inc.	75978560	2284151	10/5/99
TOMMY BAHAMA	Tommy Bahama Group, Inc.	75978343	2273118	8/24/99
TOMMY BAHAMA	Tommy Bahama Group, Inc.	75979672	2381910	8/29/00
TOMMY BAHAMA	Tommy Bahama Group, Inc.	75976078	2462870	6/19/01

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
BUNGALOW	Tommy Bahama Group, Inc.	75636815	2455996	5/29/01
PARADISE NATION	Tommy Bahama Group, Inc.	75597103	2392182	10/3/00
TOMMY BAHAMA BUNGALOW BREW	Tommy Bahama Group, Inc.	75210782	2112400	11/11/97
BUNGALOW BREW	Tommy Bahama Group, Inc.	75033536	2122176	12/16/97
BUNGALOW BLONDE	Tommy Bahama Group, Inc.	75033535	2109682	10/28/97
LIFE IS ONE LONG WEEKEND	Tommy Bahama Group, Inc.	75147910	2079256	7/15/97
TOMMY BAHAMA’S TROPICAL CAFE’	Tommy Bahama Group, Inc.	75267332	2112530	11/11/97
LIFE IS ONE LONG WEEKEND	Tommy Bahama Group, Inc.	75147905	2100425	9/23/97
TOMMY BAHAMA BUNGALOW BLONDE’	Tommy Bahama Group, Inc.	75081308	2100290	9/23/97
TOMMY BAHAMA	Tommy Bahama Group, Inc.	74303789	1802812	11/2/93
WOODMONT	Tommy Bahama Group, Inc.	77465500	3546750	12/16/08
BIRDIE ZIP BY TOMMY BAHAMA	Tommy Bahama Group, Inc.	78237657	2947689	5/10/05

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
	Tommy Bahama Group, Inc.	78337256	2945394	4/26/05
	Tommy Bahama Group, Inc.	77762047	Pending
OCEAN CLUB	Tommy Bahama Group, Inc.	77761507	Pending
BRONX BOMBER	Tommy Bahama Group, Inc.	77761798	Pending
SHIRT GUARD	Oxford Industries, Inc.	78961454	Pending
ECO-COT	Oxford Industries, Inc.	78930686	3559132	1/6/09
ETI	Oxford Industries, Inc.	78936956	Pending
COLLEGIATE FIT	Oxford Industries, Inc.	78794558	3403259	3/25/08
OXFORD GOLF COLLECTION	Oxford Industries, Inc.	78766553	3399710	3/18/08

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
SOLITUDE S	Oxford Industries, Inc.	78743726	Pending
SOLITUDE	Oxford Industries, Inc.	78961464	Pending
TECHNO DRY	Oxford Industries, Inc.	78959315	3256429	6/26/07
SOLITUDE	Oxford Industries, Inc.	78952176	Pending
SOLITUDE	Oxford Industries, Inc.	78931273	Pending
BUZY BEE	Oxford Industries, Inc.	78794941	Pending
RING FREE	Oxford Industries, Inc.	78723934	3236105	5/1/07
KONA WIND	Oxford Industries, Inc.	78695361	3283679	8/21/07
BUILT TO PERFORM	Oxford Industries, Inc.	78633101	3360498	12/25/07
VERI-COOL BE ACTIVE. STAY COOL	Oxford Industries, Inc.	78535285	3028941	12/13/05
BILLY LONDON	Oxford Industries, Inc.	78517495	3134172	8/22/06
PERFECT PRESS	Oxford Industries, Inc.	78476488	3047065	1/17/06
LINELOCK	Oxford Industries, Inc.	78337590	2968666	7/12/05
GO COLD WATER	Oxford Industries, Inc.	77512518	Pending
APPAREL FOR OUR EARTH	Oxford Industries, Inc.	77456916	Pending
ENERGY SAVING APPAREL	Oxford Industries, Inc.	77456907	Pending

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
LUX CARE	Oxford Industries, Inc.	77077766	Pending
OXFORD AMERICA	Oxford Industries, Inc.	77715342	Pending
EARTH TECH	Oxford Industries, Inc.	77702011	Pending
METRO LONDON	Oxford Industries, Inc.	77365404	Pending
SHIRT FREE	Oxford Industries, Inc.	77225563	Pending
GROOMED AND FINISHED TO PERFECTION	Oxford Industries, Inc.	77585890	Pending
BILLY LONDON	Oxford Industries, Inc.	77573236	Pending
GREEN CARE	Oxford Industries, Inc.	77288659	Pending
ENERGY SAVING	Oxford Industries, Inc.	77211576	Pending
PANT GUARD	Oxford Industries, Inc.	77209279	Pending
CALIFORNIA DIAMOND COTTON	Oxford Industries, Inc.	77585889	Pending
LIQUID COTTON	Oxford Industries, Inc.	77618639	Pending
DUST FREE	Oxford Industries, Inc.	77554518	Pending
OXFORD OF LONDON	Oxford Industries, Inc.	77554510	Pending
TRUST THE TRADITION	Oxford Industries, Inc.	77128003	3406287	4/1/08
ELY CASUALS	Oxford Industries, Inc.	76280826	2703121	4/1/03

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE

	Oxford Industries, Inc.	76551594	3012530	11/8/05

POWER SWING	Oxford Industries, Inc.	76540278	2983674	8/9/05

LIQUID SILK	Oxford Industries, Inc.	76530259	3283345	8/21/07

EASY MOTION	Oxford Industries, Inc.	76530258	2983655	8/9/05

ACTION ARM	Oxford Industries, Inc.	76530257	2933803	3/15/05

WIND GEAR	Oxford Industries, Inc.	76530255	2992885	9/6/05

OXFORD GOLF	Oxford Industries, Inc.	76519622	3014444	11/15/05

SUPERFINE 130	Oxford Industries, Inc.	76509852	3077093	4/4/06

THE LIFETIME COLLAR	Oxford Industries, Inc.	76454877	2805640	1/13/04

SMARTSUIT	Oxford Industries, Inc.	76397281	3068579	3/14/06

LINKS TECH	Oxford Industries, Inc.	76035853	2528587	1/8/02

SOLITUDE	Oxford Industries, Inc.	75496966	2386201	9/12/00

IMPROMPTU	Oxford Industries, Inc.	75251851	2118145	12/2/97

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE

CUMBERLAND OUTFITTERS	Oxford Industries, Inc.	74689426	2031132	1/14/97

BERTONI	Oxford Industries, Inc.	74592754	1952047	1/23/96

HOLBROOK	Oxford Industries, Inc.	74551492	2089513	8/19/97

LANA MODA	Oxford Industries, Inc.	74299191	1810289	12/7/93

9 2 8 TO	Oxford Industries, Inc.	74268033	17161460	3/30/93

COUNTRY CHARMERS	Oxford Industries, Inc.	74144591	1685405	5/5/92

ELY PLAINS	Oxford Industries, Inc.	74143774	1674367	2/4/92

ELY DIAMOND	Oxford Industries, Inc.	74143649	1690259	6/2/92

CATTLEMAN	Oxford Industries, Inc.	74143636	1731204	11/10/92

CATTLEMAN	Oxford Industries, Inc.	74007488	1605723	7/10/90

OXFORD SHIRTMAKERS	Oxford Industries, Inc.	73701682	1555819	9/12/89

928	Oxford Industries, Inc.	73339437	1222689	1/4/83

LANIER	Oxford Industries, Inc.	73524879	1386068	3/11/86

QUAILBROOK	Oxford Industries, Inc.	73739076	1524669	2/14/89

CROP & SADDLE	Oxford Industries, Inc.	73739075	1528387	3/7/89

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE

	Oxford Industries, Inc.	73736283	1550250	8/1/89

CHRISTOPHER HUNT	Oxford Industries, Inc.	73676999	1522687	1/31/89

PHILLIP ST. JOHN	Oxford Industries, Inc.	73432701	1346299	7/2/85

TRAIL GEAR	Oxford Industries, Inc.	73373735	1244633	7/5/83

OAKDALE	Oxford Industries, Inc.	73373734	1244632	7/5/83

T. AUSTIN	Oxford Industries, Inc.	73310511	1258607	11/22/83

ELY	Oxford Industries, Inc.	72410888	955223	3/13/73

HOLBROOK	Oxford Industries, Inc.	72318672	917690	8/3/71

U.S. Trademark Licenses

•                  Trademark License Agreement, dated as of December 31, 2008, between Oxford Industries, Inc. and Gruner & Co., Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of January 31, 2008, between Oxford Industries, Inc. and Randa Corp. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of January 1, 2006, between Tommy Bahama Group, Inc. and Advance Watch Company, Ltd. (as amended, modified or supplemented on or prior to June 30, 2009); please note that receipt of fully executed new license agreement between parties pending as of June 30, 2009

•                  Trademark License Agreement, dated as of February 2004, between Tommy Bahama Group, Inc. and Altair Eyewear (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of March 10, 2004, between Tommy Bahama Group, Inc. and Emerson Air Comfort Products, a division of Emerson Electric Co. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of June 22, 2004, between Tommy Bahama Group, Inc. and Gemini Cosmetics, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of January 1, 2004, between Tommy Bahama Group, Inc. and Lexington Furniture Industries, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of February 12, 2007, between Tommy Bahama Group, Inc. and Revman International, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of March 10, 2008, between Tommy Bahama Group, Inc. and Down-Lite International, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of May 1, 2008, between Tommy Bahama Group, Inc. and Essential Amenities, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of October 20, 2008, between Tommy Bahama Group, Inc. and P/K Lifestyles, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of January 9, 2009, between Tommy Bahama Group, Inc. and Bardwil Industries, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of July 1, 2004, between Tommy Bahama Group, Inc. and Shaw Industries, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of December 5, 2005, between Tommy Bahama Group, Inc. and Sidney Frank Importing Company, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of June 1, 2006, between Tommy Bahama Group, Inc. and Ambiance Collections, LLC (as amended, modified or supplemented on or prior to June 30, 2009); please note that termination delivered by Tommy Bahama would have become effective in February 16, 2009 except that Ambiance Collections, LLC filed for bankruptcy shortly prior to the date on which such termination would become effective (bankruptcy case still pending)

•                  Trademark License Agreement, dated as of October 3, 2006, between Tommy Bahama Group, Inc. and Badanco Enterprises, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of May 2006, between Tommy Bahama Group, Inc. and Hi-Tex, Inc., d/b/a Crypton Super Fabrics (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of June 29, 2006, between Tommy Bahama Group, Inc. and Sunbury Textile Mills, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of March 5, 2007, between Tommy Bahama Group, Inc. and York Wallcoverings, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of January 12, 2009, between Tommy Bahama Group, Inc. and Meadowcraft, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of April 28, 2009, between Tommy Bahama Group, Inc. and All-luminum Products Inc., d/b/a Rio Brands Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of May 11, 2009, between Tommy Bahama Group, Inc. and totes Isotoner Corporation (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Implied licenses exist between Tommy Bahama Group, Inc. and its subsidiaries Tommy Bahama R&R Holdings, Inc., Tommy Bahama Beverages, LLC and Tommy Bahama Texas Beverages, LLC and Tommy Bahama Group, Inc. and Viewpoint Marketing, Inc. with respect to use of the Tommy Bahama and related trademarks in connection with the operation of retail stores and restaurants, an e-Commerce business and/or a gift card business

SCHEDULE 7

PLEDGED COMPANIES

Pledgor	Name of Pledged Company	Type	Certificate Number	Number of Shares	Percentage of Issued and Outstanding Shares

Oxford Industries, Inc.	Tommy Bahama Group, Inc. (Viewpoint International, Inc.)	Common	A3	2,125	100%

Oxford Industries, Inc.	Ben Sherman Clothing, Inc.	Common	2	1,000	100%

Oxford Industries, Inc.	Oxford Caribbean, Inc.	Common	1	3,000	100%

Oxford Industries, Inc.	Lionshead Clothing Company	Common	1	1,500	100%

Oxford Industries, Inc.	Piedmont Apparel Corporation	Common	1	1,500	100%

Oxford Industries, Inc.	Oxford of South Carolina, Inc.	Common	1	100,000	100%

Oxford Industries, Inc.	Oxford Private Limited of Delaware, Inc.	Common	1	1,500	100%

Oxford Industries, Inc.	Oxford Garment, Inc.	Common	1	3,000	100%

Oxford Industries, Inc.	Oxford International, Inc.	Common	2	99,500	99.5%

Oxford Industries, Inc.	Oxford Lockbox, Inc.	Common	2	1,000	100%

Oxford Industries, Inc.	Viewpoint Marketing, Inc.	Common	2	1,000	100%

Oxford Industries, Inc.	Oxford International, Inc.	Common	001	500	0.5%

Oxford Industries, Inc.	SFI of Oxford Acquisition Corporation	Common	2	1,000	100%

Pledgor	Name of Pledged Company	Type	Certificate Number	Number of Shares	Percentage of Issued and Outstanding Shares

Oxford Industries, Inc.	Oxford (Philippines), Inc.	Capital	009	24,994	3.74%

Oxford Industries, Inc.	Oxford (Philippines), Inc.	Capital	011	1	0.00%

Oxford Industries, Inc.	Oxford of Europe	Ordinary Common	5	65	65%

Oxford Industries, Inc.	Oxford Products (International) Limited	—	6	97,499	64.99%

Oxford Industries, Inc.	Oxford de Colon, S.A.	—	01	1	10%

Oxford Industries, Inc.	Oxford de Colon, S.A.	—	02	1	10%

Oxford Industries, Inc.	Oxford de Colon, S.A.	—	03	1	10%

Oxford Industries, Inc.	Oxford de Colon, S.A.	—	04	1	10%

Oxford Industries, Inc.	Oxford de Colon, S.A.	—	05	1	10%

Oxford Industries, Inc.	Oxford de Colon, S.A.	—	06	1	10%

Oxford Industries, Inc.	Oxford de Colon, S.A.	—	07	1	10%

Oxford Industries, Inc.	Manufacturera de Sonora, S.A. de C.V.	—	5	100	0.90%

Oxford Industries, Inc.	Manufacturera de Sonora, S.A. de C.V.	—	5B	10,949	98.20%

Oxford Industries, Inc.	Camisas Bahia Kino, S.A. de C.V.	—	2B	1,000	90.90%

Oxford Industries, Inc.	Camisas Bahia Kino, S.A. de C.V.	—	27A	100	9.09%

Oxford Industries, Inc.	Industrias Oxford de Merida, S.A. de C.V.	—	6	1,000	<0.1%

Oxford Industries,	Industrias Lanier de	—	—	Uncertificated	N/A

Pledgor	Name of Pledged Company	Type	Certificate Number	Number of Shares	Percentage of Issued and Outstanding Shares

Inc.	Honduras S. de R.L.

Tommy Bahama Group, Inc. (f/k/a Viewpoint International, Inc.)	Tommy Bahama R&R Holdings, Inc.	Common	2	100	100%

Tommy Bahama R&R Holdings, Inc.	Tommy Bahama Beverages, LLC	—	—	Uncertificated	N/A

Tommy Bahama Beverages, LLC	Tommy Bahama Texas Beverages, LLC	—	—	Uncertificated	N/A

Oxford International, Inc.	Oxford Products (International) Limited	—	5	1	<0.1%

Oxford International, Inc.	Oxford Internacional de Guatemala, Sociedad Anonima	—	004	4	<0.1%

Oxford International, Inc.	Manufacturera de Sonora, S.A. de C.V.	—	2	100	0.90%

Oxford Caribbean, Inc.	Q.R. Fashions S. de R.L.	—	—	Uncertificated	N/A

SCHEDULE 8

LIST OF FILING JURISDICTIONS

Entity	Jurisdictions

Oxford Industries, Inc.	Georgia United States Copyright Office United States Patent and Trademark Office

Oxford International, Inc.	Georgia

Ben Sherman Clothing, Inc.	Georgia

Oxford Garment, Inc.	Delaware

Piedmont Apparel Corporation	Delaware United States Patent and Trademark Office

Lionshead Clothing Company	Delaware

Oxford Caribbean, Inc.	Delaware

Oxford Lockbox, Inc.	Delaware

SFI of Oxford Acquisition Corporation	Delaware United States Patent and Trademark Office

Tommy Bahama Group, Inc.	Delaware United States Copyright Office United States Patent and Trademark Office

Tommy Bahama R&R Holdings, Inc.	Delaware

Tommy Bahama Beverages, LLC	Delaware

Viewpoint Marketing, Inc.	Florida

Oxford of South Carolina, Inc.	South Carolina

Tommy Bahama Texas Beverages, LLC	Texas

ANNEX 1 TO SECOND AMENDED AND RESTATED PLEDGE AND SECURITY
AGREEMENT
FORM OF SUPPLEMENT

Supplement No.          (this “Supplement”) dated as of                               , 20    , to the Second Amended and Restated Pledge and Security Agreement dated as of [June     , 2009] (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) by each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each individually “Grantor”) and SUNTRUST BANK, in its capacity as Administrative Agent for the Lender Group (together with its successors, “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement dated as of August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”) by and among Oxford Industries, Inc., a Georgia corporation (“Parent”), Tommy Bahama Group, Inc., a Delaware corporation (“TBG”; together with Parent, each referred to individually as a “Borrower” and, collectively, as “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as Issuing Banks, the financial institutions party thereto from time to time as lenders (“Lenders”) and SunTrust Bank, as the administrative agent (“Administrative Agent”), Administrative Agent and Lenders are willing to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or, if not defined therein, in the Credit Agreement; and

WHEREAS, Grantors have entered into the Security Agreement in order to induce the Lenders to make certain financial accommodations to Borrowers; and

WHEREAS, pursuant to Section 6.20 of the Credit Agreement, new direct or indirect Domestic Subsidiaries of Borrowers (other than an Excluded Subsidiary) must execute and deliver certain Loan Documents, including the Security Agreement, and the execution of the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Supplement in favor of Administrative Agent, for the benefit of the Lender Group;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1.             In accordance with Section 24 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to Administrative Agent, for the benefit of the Lender Group, a security interest in and security title to all Collateral of such New Grantor, including all property of the type described in Section 2 of the Security Agreement, to secure the full and prompt payment of the Secured Obligations, including, any interest thereon, plus reasonable attorneys’ fees and expenses if the Secured Obligations represented by the Security Agreement are collected by law, through an attorney-at-law, or under advice therefrom.  Schedule 1, “Trade Names; Organizational ID Number; Chief Executive Office”,  Schedule 2,  “Commercial Tort Claims”, Schedule 3, “Copyright Registrations and Applications for Registration”, Schedule 4, “Intellectual Property Licenses”, Schedule 5, “Patents”, Schedule 6, “U.S. Trademarks and U.S. Trademark Licenses and Applications for Registrations”, Schedule 7, “Pledged Companies”, Schedule 8, “List of Uniform Commercial Code Filing Jurisdictions” attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7 and Schedule 8, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement.  Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor.  The Security Agreement is incorporated herein by reference.

2.             Each New Grantor represents and warrants to the Lender Group that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3.             This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  Delivery of a counterpart hereof by facsimile transmission or by other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

4.             Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

5.             This Supplement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles thereof.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each New Grantor and Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

NEW GRANTORS:	[Name of New Grantor]

By:
Name:
Title:

[Name of New Grantor]

By:
Name:
Title:

ADMINISTRATIVE AGENT:	SUNTRUST BANK

By:
Name:
Title:

SUPPLEMENT TO PLEDGE AND SECURITY AGREEMENT

EXHIBIT A

Notwithstanding anything herein to the contrary, the liens and security interests granted to Administrative Agent pursuant to the Security Agreement (as defined below) and the exercise of any right or remedy by Administrative Agent hereunder, are subject to the provisions of the Intercreditor Agreement, dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Administrative Agent, as ABL Agent, U.S. Bank National Association, as Trustee and as Collateral Agent, and as acknowledged by the Grantors (as such term is defined in the Intercreditor Agreement (as such term is defined in the Security Agreement)) from time to time party thereto.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made as of this        day of                       , 20    , among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lender Group (together with its successors, “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement dated as of August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”) by and among Oxford Industries, Inc., a Georgia corporation (“Parent”), Tommy Bahama Group, Inc., a Delaware corporation (“TBG”; together with Parent, each referred to individually as a “Borrower” and, collectively, as “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as Issuing Banks, the financial institutions party thereto from time to time as lenders (“Lenders”) and SunTrust Bank, as the administrative agent (“Administrative Agent”), Administrative Agent and Lenders are willing to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the Lenders are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Administrative Agent, for the benefit of the Lender Group, that certain Second Amended and Restated Pledge and Security Agreement dated as of June 30, 2009 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Administrative Agent, for the benefit of the Lender Group, this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1.             DEFINED TERMS.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.

2.             GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL.  Each Grantor hereby grants to Administrative Agent, for the benefit of the Lender Group, a continuing security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Copyright Collateral”):

(a)           all of such Grantor’s Copyrights and Intellectual Property Licenses with respect to Copyrights to which it is a party as licensor or licensee including those referred to on Schedule I hereto;

(b)           all reissues, continuations or extensions of the foregoing; and

(c)           all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Copyright or any Copyright licensed under any Intellectual Property License.

3.             SECURITY FOR OBLIGATIONS.  This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Administrative Agent, the Lender Group, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.             SECURITY AGREEMENT.  The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to Administrative Agent, for the benefit of the Lender Group, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Administrative Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5.             AUTHORIZATION TO SUPPLEMENT.  Grantors shall give Administrative Agent notice in writing of any additional United States copyright registrations or applications therefor after the date hereof in accordance with the terms of the Security Agreement.  Grantors hereby authorize Administrative Agent unilaterally to modify this Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of Grantors.  Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from

Administrative Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.             COUNTERPARTS.  This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  In proving this Copyright Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by other electronic transmission shall be deemed an original signature hereto.

7.             CONSTRUCTION.  Unless the context of this Copyright Security Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Copyright Security Agreement or any other Loan Document refer to this Copyright Security Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Copyright Security Agreement or such other Loan Document, as the case may be.  Section, subsection, clause, schedule, and exhibit references herein are to this Copyright Security Agreement unless otherwise specified.  Any reference in this Copyright Security Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

8.             INTERCREDITOR AGREEMENT. Notwithstanding anything herein to the contrary, the liens and security interests granted to Administrative Agent pursuant to this Copyright Security Agreement and the exercise of any right or remedy by Administrative Agent hereunder, are subject to the provisions of the Intercreditor Agreement dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among SunTrust Bank, as ABL Agent, U.S. Bank National Association, as Trustee and as Collateral Agent, and the Grantors (as defined in the Intercreditor Agreement) from time to time party thereto.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Copyright Security Agreement, the terms of the Intercreditor Agreement shall govern and control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

OXFORD INDUSTRIES, INC.

By:
Name:
Title:

TOMMY BAHAMA GROUP, INC.

By:
Name:
Title:

BEN SHERMAN CLOTHING, INC.

By:
Name:
Title:

LIONSHEAD CLOTHING COMPANY

By:
Name:
Title:

OXFORD CARIBBEAN, INC.

By:
Name:
Title:

OXFORD GARMENT, INC.

By:
Name:
Title:

COPYRIGHT SECURITY AGREEMENT

OXFORD INTERNATIONAL, INC.

By:
Name:
Title:

OXFORD OF SOUTH CAROLINA, INC.

By:
Name:
Title:

PIEDMONT APPAREL CORPORATION

By:
Name:
Title:

SFI OF OXFORD ACQUISITION
CORPORATION

By:
Name:
Title:

TOMMY BAHAMA BEVERAGES, LLC

By:
Name:
Title:

COPYRIGHT SECURITY AGREEMENT

TOMMY BAHAMA R&R HOLDINGS, INC.

By:
Name:
Title:

TOMMY BAHAMA TEXAS BEVERAGES, LLC

By:
Name:
Title:

VIEWPOINT MARKETING, INC.

By:
Name:
Title:

OXFORD LOCKBOX, INC.

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

SUNTRUST BANK, as Administrative Agent

By:
Name:
Title:

COPYRIGHT SECURITY AGREEMENT

SCHEDULE I
TO
COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS

Grantor	Country	Copyright	Registration No.	Registration Date

Copyright Licenses

EXHIBIT B

Notwithstanding anything herein to the contrary, the liens and security interests granted to Administrative Agent pursuant to the Security Agreement (as defined below) and the exercise of any right or remedy by Administrative Agent hereunder, are subject to the provisions of the Intercreditor Agreement dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Administrative Agent, as ABL Agent, U.S. Bank National Association, as Trustee and as Collateral Agent, and as acknowledged by the Grantors (as such term is defined in the Intercreditor Agreement (as such term is defined in the Security Agreement)) from time to time party thereto.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made as of this        day of                       , 20    , among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lender Group (together with its successors, “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement dated as of August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”) by and among Oxford Industries, Inc., a Georgia corporation (“Parent”), Tommy Bahama Group, Inc., a Delaware corporation (“TBG”; together with Parent, each referred to individually as a “Borrower” and, collectively, as “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as Issuing Banks, the financial institutions party thereto from time to time as lenders (“Lenders”) and SunTrust Bank, as the administrative agent (“Administrative Agent”), Administrative Agent and Lenders are willing to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the Lenders are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Administrative Agent, for the benefit of the Lender Group, that certain Second Amended and Restated Pledge and Security Agreement dated as of June 30, 2009 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Administrative Agent, for the benefit of the Lender Group, this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.                                       DEFINED TERMS.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.

2.                                       GRANT OF SECURITY INTEREST IN PATENT COLLATERAL.  Each Grantor hereby grants to Administrative Agent, for the benefit of the Lender Group, a continuing security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):

(a)                                  all of its Patents and Intellectual Property Licenses with respect to Patents to which it is a party including those referred to on Schedule I hereto;

(b)                                 all reissues, continuations or extensions of the foregoing; and

(c)                                  all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Intellectual Property License.

3.                                       SECURITY FOR OBLIGATIONS.  This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Administrative Agent, the Lender Group, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.                                       SECURITY AGREEMENT.  The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Administrative Agent, for the benefit of the Lender Group, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Administrative Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5.                                       AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantors shall give notice in writing to Administrative Agent with respect to any such new patent rights in accordance with the terms of the Security Agreement.  Without limiting Grantors’ obligations under this Section 5, Grantors hereby authorize Administrative Agent unilaterally to modify this Agreement by amending Schedule I to include any such new patent rights of Grantors.  Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect,

3

invalidate or detract from Administrative Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.                                       COUNTERPARTS.  This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  In proving this Patent Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by other electronic transmission shall be deemed an original signature hereto.

7.                                       CONSTRUCTION.  Unless the context of this Patent Security Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Patent Security Agreement or any other Loan Document refer to this Patent Security Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Patent Security Agreement or such other Loan Document, as the case may be.  Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified.  Any reference in this Patent Security Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

8.                                       INTERCREDITOR AGREEMENT. Notwithstanding anything herein to the contrary, the liens and security interests granted to Administrative Agent pursuant to this Patent Security Agreement and the exercise of any right or remedy by Administrative Agent hereunder, are subject to the provisions of the Intercreditor Agreement dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among SunTrust Bank, as ABL Agent, U.S. Bank National Association, as Trustee and as Collateral Agent, and the Grantors (as defined in the Intercreditor Agreement) from time to time party thereto.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Patent Security Agreement, the terms of the Intercreditor Agreement shall govern and control.

4

[SIGNATURE PAGE FOLLOWS]

5

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

OXFORD INDUSTRIES, INC.

By:
Name:
Title:

TOMMY BAHAMA GROUP, INC.

By:
Name:
Title:

BEN SHERMAN CLOTHING, INC.

By:
Name:
Title:

LIONSHEAD CLOTHING COMPANY

By:
Name:
Title:

OXFORD CARIBBEAN, INC.

By:
Name:
Title:

OXFORD GARMENT, INC.

By:
Name:
Title:

PATENT SECURITY AGREEMENT

OXFORD INTERNATIONAL, INC.

By:
Name:
Title:

OXFORD OF SOUTH CAROLINA, INC.

By:
Name:
Title:

PIEDMONT APPAREL CORPORATION

By:
Name:
Title:

SFI OF OXFORD ACQUISITION
CORPORATION

By:
Name:
Title:

TOMMY BAHAMA BEVERAGES, LLC

By:
Name:
Title:

PATENT SECURITY AGREEMENT

TOMMY BAHAMA R&R HOLDINGS, INC.

By:
Name:
Title:

TOMMY BAHAMA TEXAS BEVERAGES, LLC

By:
Name:
Title:

VIEWPOINT MARKETING, INC.

By:
Name:
Title:

OXFORD LOCKBOX, INC.

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

SUNTRUST BANK, as Administrative Agent

By:
Name:
Title:

PATENT SECURITY AGREEMENT

EXHIBIT C

PLEDGED INTERESTS ADDENDUM

This Pledged Interests Addendum, dated as of                          , 20      , is delivered pursuant to Section 6 of the Security Agreement referred to below.  The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Second Amended and Restated Pledge and Security Agreement, dated as June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, to SUNTRUST BANK, as Administrative Agent.  Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement or, if not defined therein, defined in that certain Second Amended and Restated Credit Agreement, dated as August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Oxford Industries, Inc., a Georgia corporation (“Parent”), Tommy Bahama Group, Inc., a Delaware corporation (“TBG”; together with Parent, each referred to individually as a “Borrower” and, collectively, as “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as Issuing Banks, the financial institutions party thereto from time to time as lenders (“Lenders”) and SunTrust Bank, as the administrative agent (“Administrative Agent”).  The undersigned hereby agrees that the additional interests listed on this Pledged Interests Addendum as set forth below shall be and become part of the Pledged Interests pledged by the undersigned to Administrative Agent in the Security Agreement and any pledged company set forth on this Pledged Interests Addendum as set forth below shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.

The undersigned hereby certifies that the representations and warranties set forth in Section 5 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

[ ]

By:
Name:
Title:

Name of Pledgor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.

EXHIBIT D

Notwithstanding anything herein to the contrary, the liens and security interests granted to Administrative Agent pursuant to the Security Agreement (as defined below) and the exercise of any right or remedy by Administrative Agent hereunder, are subject to the provisions of the Intercreditor Agreement dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Administrative Agent, as ABL Agent, U.S. Bank National Association, as Trustee and as Collateral Agent, and as acknowledged by the Grantors (as such term is defined in the Intercreditor Agreement (as such term is defined in the Security Agreement)) from time to time party thereto.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made as of this        day of                       , 20    , among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lender Group (together with its successors, “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement dated as of August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”) by and among Oxford Industries, Inc., a Georgia corporation (“Parent”), Tommy Bahama Group, Inc., a Delaware corporation (“TBG”; together with Parent, each referred to individually as a “Borrower” and, collectively, as “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as Issuing Banks, the financial institutions party thereto from time to time as lenders (“Lenders”) and SunTrust Bank, as the administrative agent (“Administrative Agent”), Administrative Agent and Lenders are willing to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the Lenders are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Administrative Agent, for the benefit of the Lender Group, that certain Second Amended and Restated Pledge and Security Agreement dated as of June 30, 2009 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Administrative Agent, for the benefit of the Lender Group, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.                                       DEFINED TERMS.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.

2.                                       GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL.  Each Grantor hereby grants to Administrative Agent, for the benefit of the Lender Group, a continuing security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):

(a)                                  all of such Grantor’s U.S. Trademarks and U.S. Trademark Licenses to which it is a party including those referred to on Schedule I hereto;

(b)                                 all reissues, continuations or extensions of the foregoing; and

(c)                                  all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any U.S. Trademark or any breach of any U.S. Trademark License.

3.                                       SECURITY FOR OBLIGATIONS.  This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantors, or any of them, to Administrative Agent, the Lender Group, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.                                       SECURITY AGREEMENT.  The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Administrative Agent, for the benefit of the Lender Group, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Administrative Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5.                                       AUTHORIZATION TO SUPPLEMENT. Grantors hereby authorize Administrative Agent unilaterally to modify this Agreement by amending Schedule I to include any future U.S. Trademarks of Grantors.  Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Administrative Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.                                       COUNTERPARTS.  This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  In proving this Trademark Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by other electronic transmission shall be deemed an original signature hereto.

7.                                       CONSTRUCTION.  Unless the context of this Trademark Security Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “ herein,” “hereby,” “hereunder,” and similar terms in this Trademark Security Agreement or any other Loan Document refer to this Trademark Security Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Trademark Security Agreement or such other Loan Document, as the case may be.  Section, subsection, clause, schedule, and exhibit references herein are to this Trademark Security Agreement unless otherwise specified.  Any reference in this Trademark Security Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

8.                                       INTERCREDITOR AGREEMENT. Notwithstanding anything herein to the contrary, the liens and security interests granted to Administrative Agent pursuant to this Trademark Security Agreement and the exercise of any right or remedy by Administrative Agent hereunder, are subject to the provisions of the Intercreditor Agreement dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among SunTrust Bank, as ABL Agent, U.S. Bank National Association, as Trustee and as Collateral Agent, and the Grantors (as defined in the Intercreditor Agreement) from time to time party thereto.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Trademark Security Agreement, the terms of the Intercreditor Agreement shall govern and control.

[signature page follows]

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

OXFORD INDUSTRIES, INC.

By:
Name:
Title:

TOMMY BAHAMA GROUP, INC.

By:
Name:
Title:

BEN SHERMAN CLOTHING, INC.

By:
Name:
Title:

LIONSHEAD CLOTHING COMPANY

By:
Name:
Title:

OXFORD CARIBBEAN, INC.

By:
Name:
Title:

OXFORD GARMENT, INC.

By:
Name:
Title:

TRADEMARK SECURITY AGREEMENT

OXFORD INTERNATIONAL, INC.

By:
Name:
Title:

OXFORD OF SOUTH CAROLINA, INC.

By:
Name:
Title:

PIEDMONT APPAREL CORPORATION

By:
Name:
Title:

SFI OF OXFORD ACQUISITION
CORPORATION

By:
Name:
Title:

TOMMY BAHAMA BEVERAGES, LLC

By:
Name:
Title:

TRADEMARK SECURITY AGREEMENT

TOMMY BAHAMA R&R HOLDINGS, INC.

By:
Name:
Title:

TOMMY BAHAMA TEXAS BEVERAGES, LLC

By:
Name:
Title:

VIEWPOINT MARKETING, INC.

By:
Name:
Title:

OXFORD LOCKBOX, INC.

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

SUNTRUST BANK, as Administrative Agent

By:
Name:
Title:

TRADEMARK SECURITY AGREEMENT

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT

U.S. Trademark Registrations/Applications

Grantor	Mark	Application/ Registration No.	App/Reg Date

U.S. Trademark Licenses